                                                                  EXECUTION COPY

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                          AGREEMENT AND PLAN OF MERGER

                                  by and AMONG


                          GENERAL CIGAR HOLDINGS, INC.,
                             a Delaware corporation,


                                SWEDISH MATCH AB,
                        a Kingdom of Sweden corporation,


                                       and


                             SM MERGER CORPORATION,
                             a Delaware corporation




                             Dated: January 19, 2000



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                                TABLE OF CONTENTS


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                                                                                                                ----
ARTICLE I.DEFINITIONS.............................................................................................1

         1.1      DEFINED TERMS...................................................................................1
         1.2      OTHER DEFINED TERMS.............................................................................8

ARTICLE II.THE MERGER.............................................................................................8

         2.1      THE MERGER......................................................................................8
         2.2      EFFECTIVE TIME..................................................................................9
         2.3      CLOSING.........................................................................................9
         2.4      CERTIFICATE OF INCORPORATION AND BY-LAWS........................................................9
         2.5      DIRECTORS.......................................................................................9
         2.6      OFFICERS........................................................................................9

ARTICLE III.EFFECT OF MERGER ON SECURITIES OF SUB AND THE COMPANY.................................................9

         3.1      CONVERSION OF SUB COMMON STOCK..................................................................9
         3.2      CONVERSION OF COMPANY COMMON STOCK.............................................................10
         3.3      OPTIONS........................................................................................10
         3.4      EXCHANGE OF CERTIFICATES.......................................................................11
         3.5      DISSENTING SHARES..............................................................................12

ARTICLE IV.REPRESENTATIONS AND WARRANTIES OF THE COMPANY.........................................................12

         4.1      ORGANIZATION AND CAPITALIZATION................................................................13
         4.2      AUTHORIZATION..................................................................................14
         4.3      SUBSIDIARIES...................................................................................14
         4.4      ABSENCE OF CERTAIN CHANGES OR EVENTS...........................................................15
         4.5      REAL PROPERTY..................................................................................15
         4.6      MATERIAL CONTRACTS AND COMMITMENTS.............................................................16
         4.7      NO CONFLICT OR VIOLATION.......................................................................16
         4.8      CONSENTS AND APPROVALS.........................................................................17
         4.9      SEC DOCUMENTS; FINANCIAL STATEMENTS, ETC.......................................................17
         4.10     UNDISCLOSED LIABILITIES........................................................................17
         4.11     LITIGATION.....................................................................................18
         4.12     LABOR MATTERS..................................................................................18
         4.13     COMPLIANCE WITH LAW............................................................................18
         4.14     NO BROKERS.....................................................................................18
         4.15     INTELLECTUAL PROPERTY..........................................................................19
         4.16     EMPLOYEE BENEFITS..............................................................................20
         4.17     TAX MATTERS....................................................................................22
         4.18     AFFILIATED TRANSACTIONS........................................................................23



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         4.19     COMPLIANCE WITH ENVIRONMENTAL LAWS.............................................................23
         4.20     OPINION OF FINANCIAL ADVISOR...................................................................24
         4.21     BOARD RECOMMENDATION...........................................................................24
         4.22     REQUIRED COMPANY VOTE..........................................................................24
         4.23     PROXY STATEMENT; SCHEDULE 13E-3................................................................24
         4.24     INVENTORY......................................................................................24
         4.25     CUSTOMERS......................................................................................25
         4.26     AVAILABLE FUNDS................................................................................25

ARTICLE V.REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB.......................................................25

         5.1      ORGANIZATION, ETC..............................................................................25
         5.2      AUTHORIZATION..................................................................................26
         5.3      CONSENTS AND APPROVALS.........................................................................26
         5.4      NO CONFLICT OR VIOLATION.......................................................................26
         5.5      PROXY STATEMENT................................................................................26
         5.6      FINANCING......................................................................................27

ARTICLE VI.COVENANTS OF THE COMPANY, PARENT AND SUB..............................................................27

         6.1      MAINTENANCE OF BUSINESS PRIOR TO CLOSING.......................................................27
         6.2      INVESTIGATION BY PARENT AND SUB................................................................29
         6.3      CONSENTS AND EFFORTS...........................................................................30
         6.4      OTHER OFFERS...................................................................................30
         6.5      MEETING OF STOCKHOLDERS........................................................................31
         6.6      PROXY STATEMENT................................................................................32
         6.7      DIRECTOR AND OFFICER LIABILITY.................................................................32
         6.8      NOTICES OF CERTAIN EVENTS......................................................................33
         6.9      FURTHER ASSURANCES.............................................................................34
         6.10     CASH CONTRIBUTION..............................................................................34

ARTICLE VII.CONDITIONS TO THE MERGER.............................................................................34

         7.1      CONDITIONS TO THE OBLIGATIONS OF EACH PARTY....................................................34
         7.2      CONDITIONS TO THE OBLIGATIONS OF THE COMPANY...................................................35
         7.3      CONDITIONS TO THE OBLIGATIONS OF PARENT AND SUB................................................35

ARTICLE VIII.MISCELLANEOUS.......................................................................................36

         8.1      TERMINATION....................................................................................36
         8.2      ASSIGNMENT.....................................................................................37
         8.3      NOTICES........................................................................................37
         8.4      ENTIRE AGREEMENT; WAIVERS......................................................................38
         8.5      MULTIPLE COUNTERPARTS..........................................................................38
         8.6      INVALIDITY.....................................................................................39
         8.7      TITLES.........................................................................................39
         8.8      FEES AND EXPENSES..............................................................................39



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         8.9      CUMULATIVE REMEDIES............................................................................39
         8.10     GOVERNING LAW..................................................................................39
         8.11     AMENDMENT......................................................................................39
         8.12     PUBLIC ANNOUNCEMENTS...........................................................................39
         8.13     ENFORCEMENT OF AGREEMENT.......................................................................40
         8.14     NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES....................................................40
         8.15     INTERPRETIVE PROVISIONS........................................................................40



EXHIBITS

         A.       Amendment
         B.       Shareholders' Agreement
         C.       Stock Purchase Agreement
         D.       Voting Agreement
         E. Form of Amended and Restated Certificate of Incorporation of the Company

                          AGREEMENT AND PLAN OF MERGER

                  This Agreement and Plan of Merger (this "AGREEMENT"), dated January 19, 2000, is by and among General Cigar Holdings, Inc., a Delaware corporation (the "COMPANY"), Swedish Match, a Kingdom of Sweden corporation ("PARENT") and SM Merger Corporation, a Delaware corporation and wholly owned subsidiary of Parent ("SUB").

                                    RECITALS

                  A. This Agreement provides for the merger (the "MERGER") of Sub with and into the Company, with the Company as the surviving corporation in such merger, all in accordance with the provisions of this Agreement.

                  B. Simultaneously herewith, Parent is entering into a Stock Purchase Agreement (the "STOCK PURCHASE AGREEMENT") with the C&E Shareholders pursuant to which Parent has agreed to purchase directly from the C&E Shareholders 3.5 million shares of Company Common Stock held by such stockholders at a price equal to $15.00 per share (the "STOCK PURCHASE"), a Voting Agreement (defined below) with the C&E Shareholders and a Shareholders' Agreement (defined below) with the C&E Shareholders.

                  C. The respective Boards of Directors of Parent, Sub and the Company have approved this Agreement and declared it to be advisable and in the best interests of their respective companies and stockholders to consummate the Merger, and, simultaneously herewith, Parent is approving and adopting this Agreement as the sole stockholder of Sub. The Company intends promptly to submit this Agreement to its Stockholders for adoption.

                  D. The parties desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         1.1 DEFINED TERMS. As used herein, the terms below shall have the following meanings:

                  "AFFILIATE" shall mean, with respect to any Person or entity (the "REFERENT PERSON"), any Person or entity which controls the referent person, any Person or entity which the referent person controls, or any Person or entity which is under common control with the referent person. For purposes of the preceding sentence, the term "control" shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of a Person or entity through voting securities, by contract or otherwise.

                  "AMENDMENT" shall mean that amendment to the Company's Certificate of Incorporation set forth on EXHIBIT A hereto.

                  "ASSETS" shall mean all of the Company's and its Subsidiaries' right, title and interest in and to all properties, assets and rights of any kind, whether tangible or intangible, real or personal, owned by the Company or its Subsidiaries or in which the Company or any of its Subsidiaries has any interest whatsoever.

                  "C&E SHAREHOLDERS" shall mean the Persons listed on the signature pages of the Shareholders' Agreement other than the Company and Parent.

                  "CLASS A COMMON STOCK" shall mean the Class A common stock, par value $0.01 per share, of the Company.

                  "CLASS B COMMON STOCK" shall mean the Class B common stock, par value $0.01 per share, of the Company.

                  "CODE" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute.

                  "COMPANY COMMON STOCK" shall mean the Class A and Class B Common Stock.

                  "CONTRACT" shall mean any agreement, contract, lease, note, loan, evidence of indebtedness, purchase order, letter of credit, franchise agreement, undertaking, covenant not to compete, employment agreement, license, instrument, obligation, commitment, purchase and sales order, quotation and other executory commitment to which the Company or its Subsidiaries is a party or which relates to the Company's or its Subsidiaries' businesses or any of the Assets, whether oral or written, express or implied, and which pursuant to its terms has not expired, terminated or been fully performed by the parties thereto.

                  "DGCL" shall mean the General Corporation Law of the State of Delaware.

                  "DISSENTING STOCKHOLDERS" shall mean those Stockholders who hold Dissenting Shares.

                  "DISSENTING SHARES" shall mean any shares held by Stockholders who are entitled to an appraisal of their shares under the DGCL, and who have properly exercised, perfected and not subsequently withdrawn or lost their appraisal rights with respect to their Company Common Stock in accordance with the DGCL.

                  "ENCUMBRANCE" shall mean any claim, lien, pledge, option, charge, easement, security interest, deed of trust, mortgage, right-of-way, encroachment, building or use restriction, encumbrance or other right of third parties, whether voluntarily incurred or arising by operation of law, and includes, without limitation, any agreement to give any of the foregoing in the future, and any contingent or conditional sale agreement or other title retention agreement or lease in the nature thereof.

                  "ENVIRONMENTAL CLAIMS" shall mean all accusations, allegations, notices of violation, liens, claims, demands, suits, or causes of action for any damage, including, without limitation, personal injury, property damage (including, without limitation, any depreciation or diminution of property values), lost use of property or consequential damages, arising directly or indirectly out of Environmental Conditions or Environmental Laws. By way of example only (and not by way of limitation), Environmental Claims include
(i) violations of or obligations under any contract related to Environmental Laws or Environmental Conditions between the Company or its Subsidiaries and any other Person, (ii) actual or threatened damages to natural resources, (iii) claims for nuisance or its statutory equivalent, (iv) claims for the recovery of response costs, or administrative or judicial orders directing the performance of investigations, responses or remedial actions under any Environmental Laws,
(v) requirements to implement "corrective action" pursuant to any order or permit issued pursuant to the Resource Conservation and Recovery Act, as amended, or similar provisions of applicable state law, (vi) claims related to Environmental Laws or Environmental Conditions for restitution, contribution, or indemnity, (vii) fines, penalties or liens of any kind against property related to Environmental Laws or Environmental Conditions, (viii) claims related to Environmental Laws or Environmental Conditions for injunctive relief or other orders or notices of violation from federal, state or local agencies or courts, and (ix) with regard to any present or former employees, claims relating to exposure to or injury from Environmental Conditions.

                  "ENVIRONMENTAL CONDITIONS" shall mean the state of the environment, including natural resources (E.G., flora and fauna), soil, surface water, ground water, any present or potential drinking water supply, subsurface strata or ambient air.

                  "ENVIRONMENTAL LAWS" shall mean all applicable foreign, federal, state, district and local laws, all rules or regulations promulgated thereunder, and all orders, consent orders, judgments, notices, permits or demand letters issued, promulgated or entered with respect to the Company or any of its Subsidiaries pursuant thereto, relating to pollution or protection of the environment (including, without limitation, ambient air, surface water, ground water, land surface, or subsurface strata), including, without limitation, (i) laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, industrial materials, wastes or other substances into the environment and (ii) laws relating to the identification, generation, manufacture, processing, distribution, use, treatment, storage, disposal, recovery, transport or other handling of pollutants, contaminants, chemicals, industrial materials, wastes or other substances. Environmental Laws shall include, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Toxic Substances Control Act, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended ("RCRA"), the Clean Water Act, as amended, the Safe Drinking Water Act, as amended, the Clean Air Act, as amended, the Occupational Safety and Health Act, as amended, and all analogous laws promulgated or issued by any state or other governmental authority.

                  "ENVIRONMENTAL REPORTS" shall mean any and all written analyses, summaries or explanations, in the possession or control of the Company or its Subsidiaries, of (a) any Environmental Conditions in, on or about the properties of the Company or its Subsidiaries or (b) the Company's or its Subsidiaries' compliance with Environmental Laws.

                  "EQUITY SECURITIES" shall mean (i) shares of capital stock or other equity securities, (ii) subscriptions, calls, warrants, options or commitments of any kind or character relating to, or entitling any Person or entity to purchase or otherwise acquire, any capital stock or other equity securities and (iii) securities convertible into or exercisable or exchangeable for shares of capital stock or other equity securities.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                  "ERISA AFFILIATE" shall mean any entity which is (or at any relevant time was) a member of a "controlled group of corporations" with, under "common control" with, or a member of an "affiliated service group" with, or otherwise required to be aggregated with, the Company or its Subsidiaries as set forth in Section 414(b), (c), (m) or (o) of the Code.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  "FACILITIES" shall mean all plants, offices, manufacturing facilities, stores, warehouses, administration buildings and all real property and related facilities owned or leased by the Company or its Subsidiaries.

                  "FIXTURES AND EQUIPMENT" shall mean all of the furniture, fixtures, furnishings, machinery, equipment, spare parts, appliances and vehicles owned by the Company or its Subsidiaries, wherever located, including all warranty rights with respect thereto.

                  "GAAP" shall mean, with respect to any Person, generally accepted accounting principles in the United States of America, as in effect from time to time, consistently applied.

                  "GOVERNMENTAL AUTHORITY" shall mean any foreign, domestic, federal, state or local government authority, quasi-governmental authority, instrumentality, court, government or self-regulatory organization, commission, tribunal or organization or any regulatory, administrative or other agency, or any political or other subdivision, department or branch of any of the foregoing.

                  "HAZARDOUS SUBSTANCES" shall mean all pollutants, contaminants, chemicals, wastes, and any other carcinogenic, ignitable, corrosive, reactive, toxic or otherwise hazardous substances or materials (whether solids, liquids or gases) subject to regulation, control or remediation under Environmental Laws. By way of example only, the term Hazardous Substances includes petroleum, urea formaldehyde, flammable, explosive and radioactive materials, PCBs, pesticides, herbicides, asbestos, sludge, slag, acids, metals, solvents and waste waters.

                  "HSR ACT" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

                  "INTELLECTUAL PROPERTY" shall mean all patents and applications, including all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof; trademarks, service marks, trade names, trade dress, domain names, logos, business and product names, slogans, and registrations and applications for registration or renewal thereof; copyrights and registrations or renewals thereof; inventions, process, designs, formulae, trade secrets, know-how, confidential and technical information; all other intellectual property and proprietary rights; copies and tangible embodiments thereof (in whatever form or medium, including electronic media); and licenses of any of the foregoing.

                  "INVENTORY" shall mean the inventory owned by the Company and used in connection with the business of the Company, consisting of supplies, raw materials (tobacco), work in progress, finished goods, packaging materials and machine parts.

                  "LAWS" shall mean (a) all applicable laws, statutes, ordinances, regulations, rules and orders of every federal, state, local or foreign government and every federal, state, local or foreign court or other governmental or regulatory agency, department, authority, body or instrumentality and (b) any judgment, decision, decree or order of any court or governmental or regulatory agency, department, authority, body or instrumentality.

                  "LEASES" shall mean all of the leases or subleases for any Facility used or occupied by the Company or any of its Subsidiaries to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound.

                  "MATERIAL ADVERSE EFFECT" or "MATERIAL ADVERSE CHANGE" or a similar phrase shall mean, with respect to any Person, any material adverse effect on or change with respect to (i) the business, operations, assets (taken as a whole), liabilities (taken as a whole), condition (financial or otherwise) or results of operations of such Person and its Subsidiaries, taken as a whole or (ii) the right or ability of such Person or its Subsidiaries to consummate any of the transactions contemplated hereby; provided, however, that such terms shall not include any material adverse effect resulting from an adverse trend or trends in the cigar industry as a whole.

                  "NYSE" shall mean the New York Stock Exchange, Inc.

                  "OPTIONS" shall mean (i) the options to purchase in the aggregate 1,160,207 shares of Company Common Stock issued to certain executive employees and non-employee directors of the Company pursuant to the Stock Option Plan and (ii) the options to purchase in the aggregate 15,000 shares of Company Common Stock issued to Jim Morgan, a consultant to the Company.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation.

                  "PERMITS" shall mean all licenses, permits, franchises, approvals, authorizations, consents or orders of, or filings with, or notifications to, any governmental authority, whether foreign, federal, state or local, or any other Person, necessary or desirable for the past, present or currently anticipated conduct of, or relating to the operation of the business of, the Company or its Subsidiaries.

                  "PERMITTED ENCUMBRANCES" shall mean (a) liens for Taxes (i) not yet due and payable or (ii) being contested in good faith, if a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor, (b) statutory liens of landlords, liens of carriers, warehouse persons, mechanics and other liens imposed by law incurred in the ordinary course of business, (c) liens incurred or deposits made in connection with workers' compensation, unemployment insurance and other similar types of social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return of money bonds and similar obligations, in each case in the ordinary course of business, consistent with past practice, (d) purchase money liens incurred in the ordinary course of business, consistent with past practice, and (e) easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case, which do not materially interfere with the ordinary conduct of business of the Company and its Subsidiaries and do not materially detract from the value of the property to which such encumbrance relates.

                  "PERSON" shall mean any person or entity, whether an individual, trustee, corporation, partnership, limited partnership, limited liability company, trust, unincorporated organization, business association, firm, joint venture, governmental agency or authority, or any other form of entity.

                  "PERSONNEL" shall mean all directors, officers and employees of the Company or any of its Subsidiaries.

                  "REQUISITE STOCKHOLDER APPROVAL" shall mean the approval and adoption of this Agreement, the Amendment and the Merger by each of the following: (i) the affirmative vote of the holders of a majority of the outstanding shares of the Class A Common Stock of the Company voting as a single class; (ii) the affirmative vote of the holders of a majority of the outstanding shares of the Class B Common Stock of the Company voting as a single class; and
(iii) the affirmative vote of the holders representing a majority of the entire voting power of the outstanding Class A and Class B Common Stock voting together as a single class (with Class A Common Stock having one vote per share and Class B Common Stock having ten votes per share).

                  "RETURNS" shall mean any and all returns, reports, declarations, schedules, forms and information statements and any other similar documents with respect to Taxes required to be filed by or on behalf of the Company or its Subsidiaries with any governmental authority or Tax authority or agency, whether domestic or foreign, including, without limitation, consolidated, combined and unitary returns and all amendments thereto or thereof.

                  "SEC" shall mean the Securities and Exchange Commission.

                  "SEC REPORTS" shall mean the 10-K Annual Report of the Company for the year ended November 28, 1998, the Form 10-Q Quarterly Reports of the Company for the periods ended February 27, 1999, May 29, 1999 and August 28, 1999 and the Definitive Proxy Statement on Schedule 14A for the Company's 1999 annual stockholders meeting.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  "SHAREHOLDERS' AGREEMENT" shall mean the agreement among the Company, Parent and the C&E Stockholders, dated as of the date hereof, and attached as EXHIBIT B hereto.

                  "SOFTWARE" shall mean all computer software, including but not limited to, application software and system software, including all source code and object code versions thereof, in any and all forms and media, whether recorded on paper, magnetic media or other electronic or non-electronic media (including data and related documentation, user manuals, training materials, flow charts, diagrams, descriptive tests and programs, computer print-outs, underlying tapes, computer databases and similar items), integrated circuits, embedded systems, and other electro-mechanical or processor based systems.

                  "STOCKHOLDERS" shall mean the record holders of Company Common Stock.

                  "STOCK OPTION PLAN" shall mean the 1997 Stock Plan of the Company.

                  "STOCK PURCHASE AGREEMENT" shall mean the agreement among Parent and the C&E Stockholders, dated as of the date hereof attached as EXHIBIT C hereto.

                  "SUBSIDIARY" shall mean, with respect to any of the parties to this Agreement, any corporation or other business entity, whether or not incorporated, of which at least 50% of the securities or interests having, by their terms, ordinary voting power to elect members of the board of directors, or other persons performing similar functions with respect to such entity, are held, directly or indirectly, by such party.

                  "TAX(ES)" shall mean all taxes, estimated taxes, withholding taxes, assessments, levies, imposts, fees and other charges, including, without limitation, any interest, penalties, additions to tax or additional amounts that may become payable in respect thereof, imposed by any foreign, federal, state or local government or taxing authority, which taxes shall include, without limitation, all income taxes, alternative minimum, windfall profits, payroll and employee withholding taxes, unemployment insurance, social security, sales and use taxes, value-added taxes, excise taxes, franchise taxes, capital net worth, gross receipts taxes, occupation taxes, real and personal property taxes, stamp taxes, transfer taxes, workers' compensation and other obligations of the same or of a similar nature.

                  "TRADEMARKS" shall mean the trademarks set forth in Section 4.15(a) of the Disclosure Schedule.

                  "TREASURY SECURITIES" shall mean Company Common Stock and Options owned by the Company or any of its Subsidiaries.

                  "VOTING AGREEMENT" shall mean the agreement among the Company, Parent and the C&E Stockholders, dated as of the date hereof, and attached as EXHIBIT D hereto.

                  "YEAR 2000 PROBLEM" shall mean any inability or failure of any Software, hardware or equipment containing embedded microcontrollers used in the business of the Company or its Subsidiaries that contains or calls on a calendar function, including but not limited to any function that is indexed to a computer processing unit clock, provides specific days, dates or times, or calculates spans of dates or times, to record, store, process, calculate, compare, sequence and provide true and accurate day, date, and time data from, into and between the twentieth and the twenty-first centuries, including but not limited to with respect to the years 1999, 2000 and 2001 and leap year calculations.

         1.2 OTHER DEFINED TERMS. In addition to the terms defined in the Recitals to this Agreement and Section 1.1, the following terms shall have the meanings defined for such terms in the Sections set forth below:


                  Term                                                        Section
                  ----                                                        -------
                  "Acquisition Proposal"........................................6.4
                  "Actions".....................................................4.11
                  "Cash Contribution Amount.....................................6.10
                  "Cash Merger Consideration"...................................3.2(a)
                  "Closing".....................................................2.3
                  "Closing Date"................................................2.3
                  "Company Contracts"...........................................4.6
                  "Company Reports".............................................4.9
                  "Confidentiality Letter"......................................6.2
                  "Disclosure Schedule" ........................................Article IV Preamble
                  "Effective Time"..............................................2.2
                  "Employee"....................................................4.16(a)
                  "ERISA Plan...................................................4.16(a)
                  "Exchange Fund"...............................................3.5(d)
                  "Financial Statements"........................................4.9
                  "Leased Property".............................................4.5(b)
                  "Merger"......................................................Recitals
                  "Paying Agent.................................................3.5(a)
                  "Plans".......................................................4.16(a)
                  "Preferred Stock".............................................4.1(b)
                  "Proxy Statement".............................................6.6(a)
                  "Roll-Over Share".............................................3.2(c)
                  "Schedule 13E-3"..............................................6.7
                  "Special Committee"...........................................6.4
                  "Special Meeting".............................................4.23
                  "Stock Purchase"..............................................Recitals
                  "Subject Litigation"..........................................6.7(b)
                  "Surviving Corporation".......................................2.1
                  "Surviving Corporation Common Stock"..........................3.1
                  "Third Party".................................................6.4


                                  ARTICLE II.
                                  THE MERGER

         2.1 THE MERGER. Upon the terms and subject to the satisfaction or waiver, if permissible, of the conditions hereof, and in accordance with the DGCL, at the Effective Time, Sub shall be merged with and into the Company. Upon the effectiveness of the Merger, the separate corporate existence of Sub shall cease and the Company, under the name General Cigar Holdings, Inc., shall continue as the surviving corporation (the "SURVIVING CORPORATION"). The Merger shall have the effects specified under the DGCL.

         2.2 EFFECTIVE TIME. On the Closing Date, the parties shall cause the Merger to be consummated by causing a certificate of merger with respect to the Merger to be executed and filed in accordance with the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL. The Merger shall become effective at the time of filing of the certificate of merger or at such later time as is specified therein (the "EFFECTIVE TIME").

         2.3 CLOSING. Upon the terms and subject to the conditions of this Agreement, the closing of the Merger (the "Closing") shall take place (a) at the offices of Latham & Watkins, 885 Third Avenue, New York, New York at 10:00 a.m., local time, on the first business day immediately following the day on which the last to be satisfied or waived of the conditions set forth in Article VII shall be satisfied or waived in accordance herewith (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) or (b) at such other time, date or place as Sub and the Company may agree. The date on which the Closing occurs is herein referred to as the "CLOSING DATE."

         2.4 CERTIFICATE OF INCORPORATION AND BY-LAWS.

         (a) At the Effective Time, and without any further action on the part of the Company or Sub, the certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, shall be amended and restated so as to read in its entirety in the form set forth as EXHIBIT E hereto, and, as so amended and restated, until thereafter further amended as provided therein and under the DGCL, it shall be the certificate of incorporation of the Surviving Corporation following the Merger.

         (b) At the Effective Time, and without any further action on the part of the Company or Sub, the by-laws of Sub as in effect immediately prior to the Effective Time shall be the by-laws of the Surviving Corporation following the Merger until thereafter changed or amended as provided therein or by applicable law.

         2.5 DIRECTORS. The initial Board of Directors of the Surviving Corporation shall consist of seven members, four of whom shall be designated prior to the Effective Time by the C&E Shareholders and three of whom shall be designated by Parent.

         2.6 OFFICERS. The officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.

                                  ARTICLE III.
              EFFECT OF MERGER ON SECURITIES OF SUB AND THE COMPANY

         3.1 CONVERSION OF SUB COMMON STOCK. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, the common shares, no par value, of Sub issued and outstanding immediately prior to the Effective Time shall automatically be converted into and thereafter represent such number of validly issued, fully paid and non-assessable shares of Common Stock, par value $0.01 per share (the "SURVIVING CORPORATION COMMON STOCK"), of the Surviving Corporation equal to the Cash Contribution Amount divided by $15.25.

         3.2 CONVERSION OF COMPANY COMMON STOCK.

         (a) At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Company Common Stock outstanding immediately prior to the Effective Time (other than (i) Treasury Securities, (ii) Roll-Over Shares and (iii) Dissenting Shares, if any) shall automatically be converted into the right to receive, and each certificate which immediately prior to the Effective Time represented a share of Company Common Stock shall be cancelled and shall cease to exist and evidence solely the right to receive, $15.25 in cash (the "CASH MERGER Consideration") upon surrender of the certificate formerly representing Company Common Stock as provided in
Section 3.4.

         (b) All Treasury Securities shall, by virtue of the Merger and without any action on the part of the holder thereof, automatically be canceled and cease to exist at and after the Effective Time and no consideration shall be paid with respect thereto.

         (c) At the Effective Time, each share of Class B Common Stock held by the C&E Stockholders and each share of Class A Common Stock held by Parent as a result of the purchase of shares of Company Common Stock pursuant to the Stock Purchase Agreement (each a "ROLL-OVER SHARE") shall be converted into and thereafter represent one fully-paid and non-assessable share of Surviving Corporation Common Stock.

         (d) At the Effective Time, the holders (other than the C&E Shareholders and Parent) of certificates representing shares of Company Common Stock shall cease to have any rights as stockholders of the Company, and their sole right shall be the right to surrender such certificates or certificates in exchange for payment of the Cash Merger Consideration. At the Effective Time, the C&E Shareholders and Parent shall cease to have any rights as stockholders of the Company, and their sole right shall be the right to surrender such certificates in exchange for Surviving Corporation Common Stock.

         3.3 OPTIONS.

         (a) Immediately prior to the Effective Time, each outstanding Option whether or not then exercisable, shall be canceled by the Company, and at the Effective Time, or as soon as practicable thereafter, the former holder thereof shall be entitled to receive from the Company in consideration for such cancellation an amount in cash equal to the product of (i) the number of shares of Company Common Stock previously subject to such Option and (ii) the excess, if any, of the Cash Merger Consideration per share over the exercise price per share, if any, previously subject to such Option (the "NET VALUE"), reduced by the amount of withholding or other taxes required by law to be withheld.

         (b) Except as provided herein or as otherwise agreed by the parties, the Stock Option Plan and any other plan, program or arrangement providing for the issuance or grant of any other interest in respect of the capital stock of the Company or any Subsidiary shall terminate as of the Effective Time, and the Company shall exercise its reasonable best efforts to ensure that following the Effective Time, no current or former employee, officer, director or consultant shall have any Option to purchase Company Common Stock or any other equity interest in the Company under the Stock Option Plan or any other Employee Plan maintained by the Company.

         (c) Prior to the Effective Time, the Board of Directors (or, if appropriate, any committee administering the Stock Option Plan) shall adopt such resolutions or take such actions as are necessary, subject, if necessary, to obtaining consents of the holders thereof, to carry out the terms of this
Section 3.3.

         3.4 EXCHANGE OF CERTIFICATES.

         (a) From and after the Effective Time, a bank or trust company to be designated by the Company (the "PAYING AGENT") shall act as paying agent in effecting the exchange of the Cash Merger Consideration for certificates representing shares of Company Common Stock entitled to payment pursuant to
Section 3.2(a) (the "CERTIFICATES"). At the Effective Time, the Company shall deposit with the Paying Agent an amount of cash (which shall include the Cash Contribution Amount) necessary to enable the Paying Agent to exchange the Cash Merger Consideration for Certificates received by the Paying Agent.

         (b) Promptly after the Effective Time, the Surviving Corporation shall cause the Paying Agent to mail to each holder of an outstanding Certificate or Certificates, a form letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Paying Agent) and instructions for effecting the surrender of the Certificates for payment therefor. As soon as practicable after the Effective Time, each holder of an outstanding Certificate or Certificates upon surrender to the Paying Agent of such Certificate or Certificates, together with such letter of transmittal duly executed and completed in accordance with the instructions thereon and any other items specified by such letter, and the acceptance thereof by the Paying Agent, shall be entitled to receive in exchange therefor the Cash Merger Consideration multiplied by the number of shares of Company Common Stock formerly represented by such Certificate or Certificates. No interest will be paid on or accrue on the Cash Merger Consideration. The Paying Agent shall accept such Certificates upon compliance with such reasonable terms and conditions as the Paying Agent may impose to effect an orderly exchange thereof in accordance with customary exchange practices. After the Effective Time, there shall be no further transfer on the records of the Company or its transfer agent of Certificates and if such Certificates are presented to the Company for transfer, they shall be canceled against delivery of such cash. Until surrendered as contemplated by this Section 3.4(b), each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Cash Merger Consideration, net of any applicable withholding tax, for each share of Company Common Stock.

         (c) All cash paid upon the surrender for exchange of Certificates shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares formerly represented by such Certificates.

         (d) Any cash deposited with the Paying Agent pursuant to this SECTION
3.4 (the "EXCHANGE FUND") which remains undistributed to the holders of the Certificates 180 days after the Effective Time shall be delivered to the Surviving Corporation at such time and any former holders of shares of Company Common Stock (other than Roll-Over Shares) prior to the Merger who have not theretofore complied with this Article III shall thereafter look only to the Surviving

Corporation and only as general unsecured creditors thereof for payment of their claim, if any, for the Cash Merger Consideration.

         (e) None of Parent, Sub, the Company or the Paying Agent shall be liable to any Person in respect of any cash from the Exchange Fund delivered to a public office pursuant to any applicable abandoned property, escheat or similar law. If any Certificates shall not have been surrendered prior to one year after the Effective Time (or immediately prior to such earlier date on which any cash in respect of such Certificate would otherwise escheat to or become the property of any federal, state, local, or municipal, foreign or other government or subdivision, branch, department or agency thereof and any governmental or quasi-governmental authority of any nature, including any court or other tribunal), any such cash in respect of such Certificate shall, to the extent permitted by applicable law, become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.

         (f) In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Surviving Corporation, the posting by such Person of a bond in such reasonable amount as Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will pay, in exchange for such lost, stolen or destroyed Certificate the Cash Merger Consideration deliverable in respect thereof pursuant to this Agreement.

         3.5 DISSENTING SHARES. Notwithstanding SECTION 3.2 hereof, Dissenting Shares shall not be converted into a right to receive the consideration specified in SECTION 3.2(a). The holders thereof shall be entitled only to such rights as are granted by Section 262 of the DGCL. Each holder of Dissenting Shares who becomes entitled to payment for such shares pursuant to Section 262 of the DGCL shall receive payment therefor from the Surviving Corporation in accordance with the DGCL; PROVIDED, HOWEVER, that (i) if any such holder of Dissenting Shares shall have failed to establish his entitlement to appraisal rights as provided in Section 262 of the DGCL, (ii) if any such holder of Dissenting Shares shall have effectively withdrawn his demand for appraisal rights with respect to such shares or lost his right to appraisal and payment for his shares under Section 262 of the DGCL, or (iii) if neither any holder of Dissenting Shares nor the Surviving Corporation shall have filed a petition demanding a determination of the value of all Dissenting Shares within the time provided in Section 262 of the DGCL, such holder shall forfeit the right to appraisal of such shares and each such share shall be treated as if it had been converted, as of the Effective Time, into the right to receive the Cash Merger Consideration, without interest thereon, from the Surviving Corporation as provided in Section 3.2. The Company shall give Parent prompt notice of any demands received by the Company for appraisal of shares, and Parent shall have the right to participate in all negotiations and proceedings with respect to such demands. The Company shall not, except with the prior written consent of Parent, make any payment with respect to, or settle or offer to settle, any such demands.

                                  ARTICLE IV.
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  As an inducement to Parent and Sub to enter into this Agreement, the Company hereby makes, as of the date hereof and as of the Closing Date, the following representations and warranties to Parent and Sub, except as otherwise set forth in an SEC Report filed by the Company prior to the date hereof or in a written disclosure schedule (the "DISCLOSURE SCHEDULE") (provided that the listing of an item in one schedule of the Disclosure Schedule shall be deemed to be a listing in each schedule of the Disclosure Schedule and to apply to any other representation and warranty of the Company in this Agreement to the extent that it is reasonably apparent from a reading of the disclosure of such item in such first schedule that such item would also qualify or apply to such other schedule or representation and warranty) delivered by the Company to Sub on or prior to the date hereof.

         4.1 ORGANIZATION AND CAPITALIZATION.

         (a) ORGANIZATION. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as it is presently being conducted and to own and lease its Assets. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which such qualification is necessary under applicable law except where the failure to be so qualified and in good standing would not reasonably be expected to have a Material Adverse Effect on the Company. The Company has delivered to Parent true, correct and complete copies of its certificate of incorporation and by-laws (in each case, as amended to date). The Company is not in default under or in violation of any provision of its certificate of incorporation or by-laws.

         (b) CAPITALIZATION. The authorized capital stock of the Company consists of (i) 75 million shares of Company Common Stock, consisting of 50 million shares of Class A Common Stock and 25 million shares of Class B Common Stock of the Company and (ii) 20 million shares of preferred stock of the Company, par value $0.01 per share (the "PREFERRED STOCK"). As of January 14, 2000, (i) 27,039,400 shares of Company Common Stock were issued and outstanding, consisting of 13,525,152 shares of Class A Common Stock and 13,514,248 shares of Class B Common Stock, (ii) no shares of Preferred Stock were issued and outstanding, (iii) Options to acquire 1,175,207 shares of Company Common were outstanding and 3,315,000 shares of Company Common Stock were reserved for issuance upon the exercise of stock options, and (iv) 1,233,700 shares of Class A Common Stock of the Company were held by the Company in treasury. SCHEDULE 4.1(b) includes a complete and correct list of outstanding Options (including the number of Options, the exercise price of each such Option and the vesting schedule for each such Option). Except as set forth on SCHEDULE 4.1(b), the Company has no outstanding subscriptions for shares of Company Common Stock and no outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter. All issued and outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights. After the Effective Time, the Surviving Corporation will have no obligation to issue, transfer or sell any shares of capital stock or other securities of the Company or the Surviving Corporation. Except as set forth in this Section 4.1(b), there are no (i) outstanding Equity Securities of the Company or (ii) commitments or obligations of any kind or character for (A) the issuance of any Equity Securities of the Company or (B) the repurchase, redemption or other acquisition of any Equity Securities of the Company.

         (c) VOTING TRUSTS, PROXIES, ETC. Except as set forth on Schedule 4.1(c), there are to the Company's knowledge, no stockholder agreements, voting trusts, proxies or other agreements or understandings with respect to or concerning the purchase, sale or voting of any Equity Securities of the Company.

         4.2 AUTHORIZATION. The Company has all necessary corporate power and authority to execute and deliver this Agreement and all agreements and documents contemplated hereby. Subject only to the Requisite Stockholder Approval, the consummation by the Company of the transactions contemplated hereby has been duly authorized by all requisite corporate action. This Agreement has been duly authorized, executed and delivered by the Company, subject to the Requisite Stockholder Approval, and is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by (a) applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws in effect which affect the enforcement of creditors' rights generally or (b) general principles of equity, whether considered in a proceeding at law or in equity.

         4.3 SUBSIDIARIES.

         (a) OWNERSHIP; CAPITALIZATION. Except as set forth on SCHEDULE 4.3(a), the Company has no investments (whether through the acquisition of an equity interest, the making of a loan or advance or otherwise), directly or indirectly, in any other Person. Each of the Company's Subsidiaries are set forth on
SCHEDULE 4.3(a). Except as set forth on SCHEDULE 4.3(a), the Company is the beneficial owner of all of the outstanding shares of capital stock of each Subsidiary, free and clear of any and all Encumbrances. The authorized, issued and outstanding capital stock, and the record ownership of all such shares of capital stock, of each Subsidiary is as set forth on SCHEDULE 4.3(a). All of the shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable. No Subsidiary has any outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of such Subsidiary on any matter. Except as set forth on SCHEDULE 4.3(a), there are no (i) outstanding Equity Securities of any of the Company's Subsidiaries, (ii) commitments or obligations of any kind or character for (A) the issuance of Equity Securities of any of the Company's Subsidiaries or (B) the repurchase, redemption or other acquisition of any Equity Securities of any of the Company's Subsidiaries, or
(iii) stockholder agreements, voting trusts, proxies or other agreements or understandings with respect to or concerning the purchase, sale or voting of any Equity Securities of any of the Company's Subsidiaries.

         (b) ORGANIZATION. Each of the Company's Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to conduct its business as it is presently being conducted and to own and lease its Assets. Each of the Company's Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which such qualification is necessary under applicable law except whether the failure to be so qualified and in good standing would not reasonably be expected to have a Material Adverse Effect on the Company. The Company has delivered to Parent true, correct and complete copies of each of its Subsidiaries' certificate of incorporation and by-laws (in each case, as amended to date).

         4.4 ABSENCE OF CERTAIN CHANGES OR EVENTS. Since August 28, 1999, (x) the Company and its Subsidiaries have been operated in the ordinary course of business, consistent with past practice, (y) there has been no Material Adverse Change and to the knowledge of the Company, no events or developments have occurred that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Change, with respect to the Company and (z) without limiting the generality of the foregoing, neither the Company nor its Subsidiaries has taken any action of the type contemplated by Section 6.1(a)(iii) and (vi) - (xvii) hereof, except in the case of clauses (x) or (z) as set forth on SCHEDULE 4.4.

         4.5 REAL PROPERTY.

         (a) OWNED REAL PROPERTY. SCHEDULE 4.5(a) hereto sets forth all Facilities owned by the Company and its Subsidiaries. With respect to each parcel of owned real property except as set forth on SCHEDULE 4.5(a), (A) the Company or its Subsidiaries has good and marketable fee simple title to such parcel of real property, free and clear of any and all Encumbrances other than Permitted Encumbrances, (B) there are no leases, subleases, licenses, options, rights, concessions or other agreements, written or oral, granting to any party or parties the right of use or occupancy of any portion of such parcel of real property, (C) there are no outstanding options, rights of first refusal or other contractual right in favor of any other party to purchase any such parcel of real property or any portion thereof or interest therein, and (D) there are no parties (other than the Company and its Subsidiaries) who are in possession of or who are using any such parcel of real property.

         (b) LEASED REAL PROPERTY. SCHEDULE 4.5(b) sets forth all Leases, true and correct copies of which have been delivered to Sub. The Company or one of its Subsidiaries has good and valid leasehold title to, and enjoy peaceful and undisturbed possession of, all leased property described in such leases (the "LEASED PROPERTY"), free and clear of any and all Encumbrances other than any Permitted Encumbrances which would not permit the termination of the Lease therefor by the lessor, and none of the Company or any of its Subsidiaries or, to the knowledge of the Company, any third party has entered into any sublease, license, option, right, concession or other agreement or arrangement, written or oral, granting to any Person (other than the Company or a Subsidiary) the right to use or occupy such Leased Property or any portion thereof or interest therein with respect to each Lease. With respect to each material lease relating to the Leased Property: (A) there has been no material default under any such Lease by the Company or its Subsidiary, as applicable, or, to the knowledge of the Company, by any other party, (B) such Lease is a valid and binding obligation of the Company or such Subsidiary, is in full force and effect with respect to the Company or such Subsidiary and is enforceable against the Company or such Subsidiary in accordance with its terms, except as the enforceability thereof may be limited by (1) applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws in effect which affect the enforcement of creditors' rights generally or (2) general principles of equity, whether considered in a proceeding at law or in equity, and (C) no action has been taken by the Company or such Subsidiary and no event has occurred which, with notice or lapse of time or both, would permit termination, modification or acceleration by a party thereto other than the Company or such Subsidiary, without the consent of the Company or such Subsidiary.

         4.6 MATERIAL CONTRACTS AND COMMITMENTS.

         (a) The term "Company Contract" means each Contract to which the Company or any of its Subsidiaries is a party or by which it is bound which: (i) has been or would be required to be filed by the Company as an exhibit to a Company Report under Item 10 of Rule 601 of Regulation S-K under the Exchange Act, or (ii) (x) the loss of which would have a Material Adverse Effect, or (y) pursuant to which the Company or any of its Subsidiaries is required to pay or is scheduled to receive (assuming full performance pursuant to the terms thereof) $500,000 or more during the 12-month period following the date of this Agreement. Except as set forth on Schedule 4.6(a), the Company Reports filed prior to the date hereof contain an accurate and complete listing of all Company Contracts.

         (b) Except as set forth on SCHEDULE 4.6(b) neither the Company nor any of its Subsidiaries is a party to or is bound by any contract which contains covenants limiting the freedom of the Company or any of its Subsidiaries to engage in any line of business in any geographic area or to compete with any person or entity or restricting the ability of the Company or any of its Subsidiaries to acquire equity securities of any Person or entity. Unless the same has expired in accordance with its terms or the Company or a Subsidiary thereof has elected to terminate the same in compliance with the terms thereof, each of such contracts, leases, agreements and understandings is in full force and effect and (a) none of the Company or any of its Subsidiaries or, to the best knowledge of the Company, any other party thereto, has breached or is in default thereunder, (b) no event has occurred which, with the passage of time or the giving of notice would constitute such a breach or default thereunder, or would permit modification, acceleration or termination thereof, (c) no claim of material default thereunder has, to the best knowledge of the Company, been asserted or threatened and (d) none of the Company or any of its Subsidiaries or, to the best knowledge of the Company, any other party thereto is seeking the renegotiation thereof of substitute performance thereunder, except (i) as disclosed in the Company Reports filed prior to the date hereof or as set forth on SCHEDULE 4.6 of the Disclosure Schedule and (ii) where such breach or default, modification, acceleration or termination or attempted renegotiation or substitute performance, individually or in the aggregate, does not have and would not be reasonably expected to have a Material Adverse Effect on the Company.

         4.7 NO CONFLICT OR VIOLATION. Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby, by the Company or its Subsidiaries will result in (a) a violation of or a conflict with any provision of the certificate of incorporation or by-laws or other organizational documents of the Company or any of its Subsidiaries, (b) a breach of, or a default under, or the creation of any right of any party to accelerate, terminate or cancel pursuant to (including, without limitation, by reason of the failure to obtain a consent or approval under any such Contract), any term or provision of any Contract, Lease, Encumbrance, Permit, authorization or concession to which the Company or its Subsidiaries is a party or by which any of the Assets are bound, (c) a violation by the Company or any of its Subsidiaries of any Law applicable to the Company or such Subsidiary, (d) an impairment of any right of the Company or any of its Subsidiaries under any Contract to which it is a party or by which its Assets are bound or under any Permit relating to the operation of its business, or (e) an imposition of any Encumbrance (other than Permitted Encumbrances), restriction or charge on the business of the Company or any of its Subsidiaries or on any of their Assets, except in the case of clauses (b), (c), (d) and (e), where such breach, default, creation of any right, impairment or imposition would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

         4.8 CONSENTS AND APPROVALS. No consent, waiver, agreement, approval, Permit or authorization of, or declaration, filing, notice or registration to or with, any federal, state, local or foreign governmental or regulatory authority or body or other Person or entity is required to be made or obtained by the Company or its Subsidiaries in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby other than (a) filings required in connection with or in compliance with the provisions of the HSR Act, any applicable foreign regulatory filings and the Exchange Act (collectively, the "REGULATORY FILINGS"), (b) the filing of a Certificate of Amendment to the Certificate of Incorporation of the Company with respect to the Amendment under DGCL, (c) the filing of the Certificate of Merger with respect to the Merger under the DGCL, and (d) those consents, waivers, agreements, approvals, authorizations, declarations, filings, notices or registrations, that have been, or will be prior to the Closing Date, obtained or made, as set forth on SCHEDULE 4.8.

         4.9 SEC DOCUMENTS; FINANCIAL STATEMENTS, ETC. The Company has filed all forms, reports and documents required to be filed by it with the SEC since January 1, 1998 (collectively, the "COMPANY REPORTS"). As of their respective dates, the Company Reports (i) complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act, and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company included in or incorporated by reference in the Company Reports (the "FINANCIAL STATEMENTS") are complete and correct in all material respects, were prepared from, and are in accordance with, the books and records of the Company and its consolidated Subsidiaries, comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto and present fairly the financial condition of the Company and its Subsidiaries as of the respective dates thereof and the results of operations, stockholders' equity and cash flows for the periods covered thereby in accordance with GAAP, consistently applied throughout the periods covered (subject, in the case of the unaudited interim financial statements, to normal, year-end audit adjustments). Since November 30, 1998, there has been no change in any of the significant accounting (including tax accounting) policies, practices or procedures of the Company or any of its Subsidiaries except as required by GAAP or applicable law.

         4.10 UNDISCLOSED LIABILITIES. Since August 28, 1999, neither the Company nor any of its Subsidiaries has incurred any liabilities or obligations (whether absolute, accrued, fixed, contingent, liquidated, unliquidated or otherwise and whether due or to become due) of any nature, which would be required by GAAP, as of the date hereof, to be set forth on a consolidated balance sheet of the Company and its Subsidiaries or in the notes thereto except liabilities, obligations or contingencies (a) which are disclosed reflected or reserved for on the unaudited balance sheet of the Company and its Subsidiaries as of August 28, 1999 (including the notes thereto) or in this Agreement or in
Schedule 4.10 of the Disclosure Schedule or (b) which (i) were incurred in the ordinary course of business after August 28, 1999 and consistent with past practices or (ii) are disclosed or reflected or reserved for in the Company Reports filed after August 28, 1999 and prior to the date hereof, or (c) which were incurred as a result of actions taken or refrained from being taken (i) in furtherance of the transactions contemplated by this Agreement, or (ii) at the request of Parent and Sub.

         4.11 LITIGATION. Except as set forth in the Company Reports or on
SCHEDULE 4.11, there are no outstanding actions, orders, writs, injunctions, judgments or decrees or any claims, suits, charges, proceedings, labor disputes, arbitrations, governmental audits or investigations (collectively, "ACTIONS") pending or, to the knowledge of the Company, threatened against or related to the Company or any of its Subsidiaries, or other than routine claims for benefits, any Employee Plan of the Company or any of its Subsidiaries or any trust or funding instrument, fiduciary or administrator thereof; except for those Actions that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

         4.12 LABOR MATTERS. There is no (and within the past five years, there has been no) labor strike, slow-down or other work stoppage or labor disturbance pending or, to the knowledge of the Company, threatened against the Company or its Subsidiaries nor, to the knowledge of the Company, is any grievance currently being asserted. Except as set forth in Schedule 4.12, neither the Company nor any of its Subsidiaries has received any notice of any claim, or has knowledge of any facts which, in the reasonable judgment of the Company, are likely to give rise to any claim, that it has not complied in any material respect with any Federal, State or local laws relating to the employment of labor, including, without limitation, any provisions thereof relating to wages, hours, collective bargaining, the payment of social security and similar taxes, equal employment opportunity, employment discrimination or employment safety.

         4.13 COMPLIANCE WITH LAW. The Company and its Subsidiaries have not violated and are in compliance with (a) all Federal, State and local United States Laws, and (b) to the Company's knowledge all foreign Laws, in each case, relating to the Assets, business or operations of the Company or its Subsidiaries, except to the extent that any such violation or failure to comply is not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect on the Company. Neither the Company nor its Subsidiaries has received any written notice to the effect that, or otherwise has any knowledge that, (i) the Company and its Subsidiaries are not currently in compliance with, or are in violation of, any applicable Laws or (ii) any currently existing circumstances are likely to result in a failure of the Company or its Subsidiaries to comply with, or a violation by the Company or its Subsidiaries of, any Laws, which such failure to comply or violation would be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect on the Company. Each of the Company and each of its Subsidiaries has in effect all Permits necessary for it to own, lease or operate its properties and assets and to carry on its business as now conducted, and there has occurred no default under any such Permit, except such as would not in each case, individually or in the aggregate, have a Material Adverse Effect. No representation or warranty is made in this Section 4.13 with respect to compliance with Laws relating to the matters covered in Sections 4.16 (Employee Benefits), 4.17 (Tax Matters) and
4.19 (Compliance with Environmental Laws).

         4.14 NO BROKERS. Other than Peter J. Solomon Company Limited and Deutsche Bank Securities Inc. the arrangements with which have been disclosed in writing to Parent prior to the date hereof, none of the Company, its Subsidiaries or any of their officers, directors, employees, stockholders or other Affiliates has employed or made any agreement with any broker, finder or similar agent or any Person or firm to pay any finder's fee, brokerage fee or commission or similar payment in connection with the transactions contemplated hereby.

         4.15 INTELLECTUAL PROPERTY.

         (a) TRADEMARKS. Section 4.15(a)(1) of the Disclosure Schedule contains a complete list of all trademarks that are material to the business of the Company and its Subsidiaries as it is currently conducted (the "TRADEMARKS").
Section 4.15(a)(2) of the Disclosure Schedule sets forth the trademark registrations and/or pending applications therefor that are owned by the Company and its Subsidiaries, relating to the Trademarks as well as other marks. Except as set forth in Section 4.15(a)(3) of the Disclosure Schedule the Company and its Subsidiaries own the Trademarks which have been registered or applied for in the United States Patent and Trademark Office (hereinafter "U.S. TRADEMARKS"), free and clear of all Encumbrances. The Company and its Subsidiaries own the Trademarks in those foreign countries and jurisdictions where they have been registered ("Foreign Trademarks"), free and clear of all Encumbrances, except such Encumbrances as would not reasonably be expected to have a Material Adverse Effect on the Company. All appropriate actions have been taken by the Company and its Subsidiaries to maintain the validity and enforceability of the U.S. Trademarks, including payment of all required fees. All appropriate actions have been taken by the Company and its Subsidiaries to maintain the validity and enforceability of the Foreign Trademarks, including payment of all required fees, except where non-action would not reasonably be expected to have a Material Adverse Effect on the Company. Except as set forth in Section 4.15(a)(3) of the Disclosure Schedule, no judicial or administrative proceeding of any kind is pending or, to the knowledge of the Company, has been threatened against the Company or its Subsidiaries in the United States involving (a) the ownership, validity, enforceability, infringement, misuse or misappropriation of any Trademarks or (b) the ownership, validity, enforceability, infringement, misuse or misappropriation by the Company or its Subsidiaries of Intellectual Property rights of any third party which proceeding would reasonably be expected to have a Material Adverse Effect on the Company. The Company has no knowledge of the infringement or misappropriation of any of the Trademarks by a third party which could have a Material Adverse Effect on the Company. The Company and its Subsidiaries have not received written notice of any infringement or liability of any kind for the use of intellectual property rights of others with respect to the Intellectual Property within the last three (3) years which could have a Material Adverse Effect on the Company. None of the Company, its Subsidiaries or any of their Affiliates have granted any license or right to use, option, release or covenant not to sue or non-assertion assurance to any third person with respect to, or granted any outstanding lien or security interest in, any of the U.S. Trademarks or the Foreign Trademarks, except where such grant would not have a Material Adverse Effect on the Company. There is no existing or contemplated agreement, understanding, or grant of permission between the Company, its Subsidiaries or any of their Affiliates and any third person that encumbers or otherwise affects the Company's right to use the U.S. Trademarks or the Foreign Trademarks, except where such agreement, understanding, or grant of permission would not have a Material Adverse Effect on the Company. Immediately after the Merger, the Surviving Corporation shall own or have the right to use all of the Trademarks currently used in the business of the Company and its Subsidiaries, in each case free from any Encumbrances, and on the same terms and conditions as in effect prior to the Merger.

         (b) The Company owns or has the right to use all Intellectual Property that is material to the business of the Company or its Subsidiaries. The conduct of the business of the Company and its Subsidiaries does not infringe upon, conflict in any way with or misappropriate any Intellectual Property of any third party, except for infringements, conflicts or misappropriations that, individually and in the aggregate, would not have a Material Adverse Effect on the Company. None of the Intellectual Property used in the business of the Company and its Subsidiaries is being infringed or used by any third party, except for such infringements or uses as, individually and in the aggregate, would not have a Material Adverse Effect on the Company.

         (c) To the Company's knowledge, none of the Intellectual Property which is used in the United States and owned by the Company and its Subsidiaries is subject to any outstanding order, ruling, decree, judgment or stipulation by or with any Governmental Authority.

         (d) To the Company's knowledge, neither the Company nor any of its Subsidiaries has experienced any material disruption or Material Adverse Change in the conduct of the businesses as a result of the Year 2000 Problem.

         4.16 EMPLOYEE BENEFITS.

         (a) SCHEDULE 4.16(a) lists as of the date hereof each material "employee pension benefit plan," as that term is defined in Section 3(2) of ERISA, each material "employee welfare benefit plan," as that term is defined in
Section 3(1) of ERISA (such plans being hereinafter referred to collectively as the "ERISA PLANS"), each material other retirement, pension, profit-sharing, money purchase, deferred compensation, incentive compensation, bonus, stock option, stock purchase, severance pay, unemployment benefit, vacation pay, health, life or other insurance, fringe benefit, or other employee benefit plan, program, agreement or arrangement maintained or contributed to as of the date hereof by the Company or its Affiliates in respect of or for the benefit of any employee of the Company or its Subsidiaries (an "EMPLOYEE") or former Employee, and separately identifies any such plan, program, agreement or arrangement maintained or contributed to solely in respect of or for the benefit of Employees or former Employees employed or formerly employed by the Company or its Subsidiaries outside of the United States (collectively, together with the ERISA Plans, referred to hereinafter as the "PLANS").

         (b) Except as set forth on SCHEDULE 4.16(b), with respect to the ERISA
Plans:

                  (i) Neither the Company nor any of its ERISA Affiliates, any of the ERISA Plans, any trust created thereunder, or any trustee or administrator thereof, has engaged in any transaction as a result of which the Company or its Subsidiaries would reasonably be expected to be subject to any liability pursuant to Section 409 of ERISA or to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed pursuant to Section 4975 of the Code, excluding any liability, penalty or tax that would not constitute a Material Adverse Effect; and

                  (ii) Since the effective date of ERISA, no material liability under Title IV of ERISA has been incurred by the Company or its Subsidiaries (other than liability for premiums due to the PBGC) unless such liability has been, or prior to the Closing Date will be, satisfied in full.

         (c) Except as set forth on SCHEDULE 4.16(c), with respect to the ERISA Plans other than those ERISA Plans identified on SCHEDULE 4.16(d) as "multiemployer plans":

                  (i) The PBGC has not instituted proceedings to terminate any such ERISA Plan that is subject to Title IV of ERISA;

                  (ii) None of such ERISA Plans has incurred an "accumulated funding deficiency" (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, as of the last day of the most recent fiscal year of each of the ERISA Plans ended prior to the date of this Agreement;

                  (iii) Each of such ERISA Plans has been operated and administered in all material respects in accordance with its provisions and with all applicable Laws;

                  (iv) Each of such ERISA Plans that is intended to be "qualified" within the meaning of Section 401(a) of the Code has been determined by the IRS to be so qualified, and to the knowledge of the Company nothing has occurred since the date of the most recent such determination (other than the effective date of certain amendments to the Code the remedial amendment period for which has not yet expired) that would adversely affect the qualified status of any of such ERISA Plans; and

                  (v) As of the date hereof, there are no pending material claims by or on behalf of any of the ERISA Plans, by any employee or beneficiary covered under any such ERISA Plan against any such ERISA Plan, or otherwise involving any such ERISA Plan (other than routine claims for benefits and routine expenses).

                  (d) Except as set forth on SCHEDULE 4.16(d), (i) none of the ERISA Plans is a "multiemployer plan," as that term is defined in Section 3(37) of ERISA, and (ii) with respect to any such multiemployer plans (as so defined), neither the Company nor any of its Subsidiaries have made or incurred a "complete withdrawal" or a "partial withdrawal," as such terms are respectively defined in Sections 4203 and 4205 of ERISA. To the Company's knowledge, if the Company and each of its ERISA Affiliates were to withdraw from each multiemployer plan in which they participate as of the date hereof, the Company's and its Subsidiaries' withdrawal liability would not have a Material Adverse Effect on the Company or its Subsidiaries.

                  (e) Except as set forth on SCHEDULE 4.16(e), no amount that could be received (whether in cash or property or the vesting of property) as a result of the Merger or any of the other transactions contemplated by this Agreement, either alone or together with other events, by any employee, officer or director of the Company or any of its affiliates who is a "disqualified individual" (as such term is defined in Proposed Treasury Regulation Section 1.280G-1) under any employment, severance or termination agreement, other compensation arrangement or any Plan currently in effect would be characterized as an "excess parachute payment" (as such term is defined in Section 280G(b)(1) of the Code). Neither the Company nor any of its Subsidiaries is a party to any contract, agreement or other arrangement which would result in the payment of amounts prior to the Effective Time that will be nondeductible by reason of
Section 162(m) of the Code.

         4.17 TAX MATTERS.

         (a) FILING OF TAX RETURNS AND PAYMENT OF TAXES. Each of the Company and its Subsidiaries has filed all material Tax Returns and reports required to be filed by it or requests for extensions to file such Returns or reports have been timely filed, granted and have not expired. All Returns filed by the Company and each of its Subsidiaries are complete and accurate in all material respects. The Company and each of its Subsidiaries have paid (or the Company has paid on its behalf) all material Taxes required to be paid by the Company or any of its Subsidiaries, and the most recent financial statements contained in the Company Filed SEC Documents reflect an adequate reserve for all Taxes payable by the Company and its Subsidiaries for all taxable periods and portions thereof accrued through the date of such financial statements.

         (b) NO MATERIAL DEFICIENCIES. Except as disclosed in SCHEDULE 4.17(b), no material deficiencies for any Taxes have been proposed, asserted or assessed against the Company or any of its Subsidiaries that are not adequately reserved for, and no requests for waivers or extension of the time to assess or collect any material Taxes of the Company or any of its Subsidiaries have been granted or are pending.

         (c) WITHHOLDING. All material Taxes required to be withheld by the Company or any of its Subsidiaries have been duly withheld and paid to the proper taxing authority or properly set aside in accounts for such purpose.

         (d) AFFILIATED GROUP. Neither the Company nor any of its Subsidiaries is or has been at any time since January 1, 1990 for purposes of filing any income tax Return a member of any affiliated, consolidated, combined or unitary group of which a corporation (other than the Company and its Subsidiaries) is or was the common parent.

         (e) AUDITS. Except as disclosed in SCHEDULE 4.17(b), (i) no Taxes of the Company or any of its Subsidiaries are currently under audit by any taxing authority, and no taxing authority is now asserting against the Company or any of its Subsidiaries any material deficiency or claim for additional Taxes or any material adjustment of Taxes and (ii) since January 1, 1990, no material claim has been made by any taxing authority in any jurisdiction where the Company or any of its Subsidiaries does not file Returns that the Company or such Subsidiary is or may be subject to taxation by that jurisdiction.

         (f) TAX SHARING AGREEMENTS. Except as disclosed in SCHEDULE 4.17(F),
(i) neither the Company nor any of its Subsidiaries is a party to or bound by or has any obligation under any Tax sharing agreement, allocation, indemnity or other similar arrangement entered into with any person (other than the Company or any of its Subsidiaries) and (ii) neither the Company nor any of its Subsidiaries may be held liable for Taxes of any other Person as a transferee or successor of such Person.

         (g) ASSETS. None of the Assets is: (A) property that is required to be treated as being owned by any other Person pursuant to the so-called safe harbor lease provisions of former Section 168(f)(8) of the Code; (B) "tax-exempt use property" within the meaning of Section

168(h) of the Code; or (C) property that directly or indirectly secures any debt the interest on which is tax-exempt under Section 103(a) of the Code.

         (h) SECTION 481 ADJUSTMENTS, ETC. Except as disclosed in SCHEDULE 4.17(h), (i) there are no outstanding material adjustments under Section 481 of the Code or other similar adjustments as a result of changes in methods of accounting applicable to the Company or any of its Subsidiaries, (ii) there are no Tax rulings, requests for rulings or closing agreements relating to the Company or any of its Subsidiaries which would be reasonably expected to affect its liability for Taxes for any period after the Closing and (iii) none of the assets of the Company or any of its Subsidiaries are subject to any Tax liens (other than liens for Taxes which are not yet due and payable).

         4.18 AFFILIATED TRANSACTIONS. Except as disclosed in the Company Reports filed prior to the date hereof or as contemplated by this Agreement, there are no contracts, leases, agreements or understandings, whether written or oral, with or on behalf of any Affiliate of the Company, to which the Company or any of its Subsidiaries is a party or is otherwise bound which would be required to be described in a report or schedule filed with the SEC or filed as an exhibit thereto pursuant to the Exchange Act and the applicable rules and regulations thereunder, other than contracts, leases, agreements or understandings which are not, singly or in the aggregate material to the Company and its Subsidiaries, taken as a whole, or which have been disclosed in writing to Parent.

         4.19 COMPLIANCE WITH ENVIRONMENTAL LAWS. Except as set forth on
SCHEDULE 4.19:

         (a) The Company and its Subsidiaries are in material compliance with all Federal, State and local United States Environmental Laws and to the Company's knowledge it is materially in compliance with all foreign Environmental Laws, including, without limitation, all Permits required thereunder to conduct their business as currently being conducted or proposed to be conducted.

         (b) There are no material Environmental Claims pending or to the knowledge of the Company threatened against the Company or any of its Subsidiaries, nor have any of them received any written notification nor does the Company otherwise have any knowledge, of any allegation of any actual, or potential responsibility for, or any inquiry or investigation regarding, any disposal, release or threatened release at any location of any Hazardous Substance generated or transported by the Company or any of its Subsidiaries.

         (c) (i) No underground tank or other underground storage receptacle for Hazardous Substances is currently located on any Facility and (ii) to the knowledge of the Company there have been no releases (i.e., any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing, or dumping) of Hazardous Substances on, upon or into any Facility other than those authorized by Environmental Laws including, without limitation, the Permits required thereunder, except in the case of clause (i) or (ii) as would not individually or in the aggregate have a Material Adverse Effect on the Company.

         (d) Except as would not have a Material Adverse Effect on the Company, there are no PCBs or asbestos-containing materials located at or on any Facility.

         (e) Neither Company nor any of its Subsidiaries is a party, whether as a direct signatory or as successor, assign or third-party beneficiary, or otherwise bound, to any Lease or other Contract under which the Company or its Subsidiaries are obligated by any representation, warranty, indemnification, covenant, restriction or other undertaking concerning Environmental Conditions or compliance with Environmental Laws.

         (f) True and correct copies of the Environmental Reports, as well as all other written environmental reports, audits or assessments which have been conducted either by the Company or its Subsidiaries or any Person engaged by the Company or its Subsidiaries for such purpose, at any current or former Facilities have been made available to Parent and a list of all such reports, audits and assessments is set forth on SCHEDULE 4.19(f).

         4.20 OPINION OF FINANCIAL ADVISOR. The Company has received the opinion of Deutsche Bank Securities Inc., dated the date of this Agreement, to the effect that, as of such date, the Cash Merger Consideration to be received in connection with the Merger by the holders of Company Common Stock is fair to such holders from a financial point of view, a signed copy of which opinion has been delivered to Parent.

         4.21 BOARD RECOMMENDATION. The Board of Directors of the Company, at a meeting duly called and held, has by unanimous vote (i) declared the advisability of this Agreement and the Amendment, determined that this Agreement and the transactions contemplated hereby, including the Merger, taken together are fair to and in the best interests of the stockholders of the Company and
(ii) resolved to recommend that the holders of Company Common Stock adopt this Agreement and approve the Amendment.

         4.22 REQUIRED COMPANY VOTE. There are no votes of the holders of any class or series of the Company's securities necessary to approve this Agreement, the Merger, the Amendment and the other transactions contemplated hereby other than the Requisite Stockholder Vote.

         4.23 PROXY STATEMENT; SCHEDULE 13E-3. The Proxy Statement to be mailed to the Stockholders in connection with the special meeting of the Stockholders (the "SPECIAL MEETING") and the Schedule 13E-3, and any amendment thereof or supplement thereto (excluding any information supplied in writing by Parent or Sub specifically for inclusion therein), when, in the case of the Proxy Statement, mailed and at the time of the Special Meeting, and in the case of the
Schedule 13E-3, when filed, shall not contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not false or misleading, and shall comply with all requirements of the Exchange Act. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information furnished in writing by Parent or Sub or its representatives specifically for inclusion in any of the foregoing documents.

         4.24 INVENTORY. Except as provided for or reserved against on the Company's consolidated balance sheet, dated as of August 28, 1999, the finished product Inventory of the

Company and its Subsidiaries is merchantable and fit for the use for which it was procured or manufactured and legally qualified for export and sale, and all other Inventory of the Company and its Subsidiaries is in good and usable condition. Except as set forth in SCHEDULE 4.24, all Inventory of the Company and its Subsidiaries is in good and marketable condition and salable in the normal course of the business of the Company or its Subsidiaries. The Inventory of the Company and its Subsidiaries (excluding inventory of raw materials) is sufficient for and not materially or substantially in excess of the requirements of the business of the Company and its Subsidiaries.

         4.25 CUSTOMERS. The Company has not received any notice nor has any reason to believe that any material customer of the Company or its Subsidiaries
(i) has ceased, or will cease, to purchase or will significantly reduce its purchases, in the aggregate, from the Company or its Subsidiaries, (ii) has reduced, or will reduce, its use of products or goods of the Company or its Subsidiaries or (iii) has sought, or is seeking, to reduce the price it will pay for products or goods of the Company or its Subsidiaries, such as would in the case of clauses (i), (ii) and (iii), individually or in the aggregate, have a Material Adverse Effect. To the Company's knowledge the rate of return of products of the Company or any of its Subsidiaries sold prior to or following the Effective Time by any customer of the Company or its Subsidiaries is not expected to be materially greater than the rate of return of products experienced by the Company and its Subsidiaries for the past three years.

         4.26 AVAILABLE FUNDS. The Company has, or will have immediately prior to the Closing, sufficient funds available, which when added to the Cash Contribution Amount, will permit the Company to perform its obligations under
SECTION 3.4(a).

                                   ARTICLE V.
                REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB

                  As an inducement to the Company to enter into this Agreement, Parent and Sub hereby, jointly and severally, make the following representations and warranties as of the date hereof and as of the Closing Date to the Company:

         5.1 ORGANIZATION, ETC.

         (a) Sub is duly organized, validly existing and in good standing under the laws of the state of Delaware. Sub has been formed for the purpose of effecting the Merger, has no commitments or obligations other than those relating thereto and its obligations under this Agreement, does not conduct any business and has no assets or liabilities.

         (b) Parent is duly organized, validly existing and in good standing under the laws of the Kingdom of Sweden and has full corporate power and authority to conduct its business as it is presently being conducted and to own and lease its Assets. Parent is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which such qualification is necessary under applicable law except where the failure to be so qualified and in good standing would not reasonably be expected to have a Material Adverse Effect on the Parent.

         5.2 AUTHORIZATION.

         (a) Sub has all necessary corporate power and authority to, and has taken all corporate action necessary on its part to, execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Sub and is a legal, valid and binding obligation of Sub, enforceable against Sub in accordance with its terms, except as the enforceability thereof may be limited by (a) applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws in effect which affect the enforcement of creditors' rights generally or (b) general principles of equity, whether considered in a proceeding at law or in equity.

         (b) Parent has all necessary corporate power and authority to execute and deliver this Agreement and each of the Shareholders' Agreement and the Stock Purchase Agreement and all agreements and documents contemplated hereby and thereby. The consummation by the Parent of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action. This Agreement, the Shareholders' Agreement and the Stock Purchase Agreement have each been duly authorized, executed and delivered by the Parent and are each legal, valid and binding obligations of the Parent, enforceable against the Parent in accordance with their respective terms, except as the enforceability thereof may be limited by (a) applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws in effect which affect the enforcement of creditors' rights generally or (b) general principles of equity, whether considered in a proceeding at law or in equity.

         5.3 CONSENTS AND APPROVALS. No consent, waiver, agreement, approval, Permit or authorization of, or declaration, filing, notice or registration to or with, any federal, state, local or foreign governmental or regulatory authority or body is required to be made or obtained by Parent or Sub in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby other than any Regulatory Filings and pursuant to the DGCL.

         5.4 NO CONFLICT OR VIOLATION. Neither the execution, delivery and performance of this Agreement, the Shareholders' Agreement or the Stock Purchase Agreement nor the consummation of the transactions contemplated hereby or, by Parent or Sub will result in (a) a violation of or a conflict with any provision of the certificate of incorporation or by-laws of Parent or Sub, or (b) a breach of, or a default under, or the creation of any right of any party to accelerate, terminate or cancel pursuant to (including, without limitation, by reason of the failure to obtain a consent or approval under any such contract), any term or provision of any contract, encumbrance or permit to which Parent or Sub is a party or by which any of its assets are bound, which breach, default or creation of any such right would reasonably be expected to have a Material Adverse Effect on Parent or Sub.

         5.5 PROXY STATEMENT. The information concerning Parent or Sub, their officers, directors, employees and stockholders furnished in writing to the Company by Parent or Sub specifically for use in the Proxy Statement will not, when mailed to the Stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Notwithstanding the foregoing, Parent and Sub make no representation or warranty with respect to any information supplied by the Company or any of its representatives which is contained in or incorporated by reference in any of the foregoing documents.

         5.6 FINANCING. Parent has, or will have immediately prior to the Closing and the closing under the Stock Purchase Agreement, sufficient funds to perform its obligations hereunder and thereunder.

                                  ARTICLE VI.
                    COVENANTS OF THE COMPANY, PARENT AND SUB

                  The Company, Parent and Sub covenant and agree with each other that from the date hereof through the Closing:

         6.1 MAINTENANCE OF BUSINESS PRIOR TO CLOSING.

         (a) Prior to the Effective Time, except as set forth in SECTION 6.1 of the Disclosure Schedule or as contemplated by any other provision of this Agreement, unless Parent has consented in writing thereto, the Company:

                  (i) shall, and shall cause each of its Subsidiaries to, conduct its operations and business according to their usual, regular and ordinary course consistent with past practice;

                  (ii) shall use its reasonable best efforts, and shall cause each of its Subsidiaries to use reasonable efforts, to preserve intact their business organizations and goodwill, keep available the services of their respective officers and employees and maintain satisfactory relationships with suppliers, distributors, customers and other Persons having business relationships with them;

                  (iii) shall not, and shall cause its Subsidiaries not to, amend their respective certificates of incorporation or by-laws or comparable governing instruments, other than as expressly provided by the terms of this Agreement;

                  (iv) shall promptly notify Parent of (i) any Material Adverse Change in the Company and will confer on a regular and frequent basis with representatives of Parent to report on the status of operations, (ii) any material litigation or material governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), or
(iii) the material breach of any representation or warranty contained herein;

                  (v) shall promptly deliver to Parent correct and complete copies of any report, statement or schedule filed with the SEC subsequent to the date of this Agreement;

                  (vi) shall not, and shall not permit any of its Subsidiaries to, authorize, propose or announce an intention to authorize or propose, or enter into an agreement with respect to, any merger, consolidation or business combination (other than the Merger), release or relinquishment of any material contract rights, or any acquisition or disposition of Assets or securities;

                  (vii) shall not, and shall not permit any of its Subsidiaries to grant, confer or award any options, warrants, conversion rights or other rights or Equity Securities (other than Company Common Stock issued upon exercise of Options in accordance with their terms) not existing on the date hereof;

                  (viii) except to the extent necessary to conform to changed laws or regulations, shall not, and shall not permit any of its Subsidiaries to, amend the terms of any Employee Plan, including, without limitation, any employment, severance or similar agreements or arrangements in existence on the date hereof, or adopt any new employee benefit plans, programs or arrangements or any employment, severance or similar agreements or arrangements;

                  (ix) shall not, and shall not permit any of its Subsidiaries to, (i) increase or agree to increase the compensation payable or to become payable to its officers or, other than increases in accordance with past practice which are not material, to its employees or (ii) enter into any collective bargaining agreement;

                  (x) shall not, and shall not permit any of its Subsidiaries to, (i) incur, create, assume or otherwise become liable for borrowed money or assume, guarantee, endorse or otherwise become responsible or liable for the obligations of any other individual, corporation or other entity or (ii) make any loans or advances to any other Person, except (x) borrowings between the Company and its consolidated Subsidiaries; (y) in the case of clause (i) for borrowings under existing credit facilities in the ordinary course of business and borrowings of up to $65 million under new credit facilities in connection with consummation of the Merger (pursuant to which the Company and its Subsidiaries shall be permitted to grant a security interest in their Assets, including with respect to the Company's headquarters at 387 Park Avenue South); and (z) in the case of clause (ii) for advances consistent with past practice in the ordinary course of business which are not material;

                  (xi) shall not, and shall not permit any of its Subsidiaries to, (i) materially change any practice with respect to Taxes, (ii) make, change or revoke any material Tax election, (iii) settle or compromise any material dispute involving a Tax liability or (iv) permit any material insurance policy naming it as a beneficiary or a loss payable payee to be canceled or terminated;

                  (xii) shall not, and shall not permit any of its Subsidiaries to, (i) declare, set aside or pay any dividend or make any other distribution or payment with respect to any shares of its capital stock or other ownership interests, (ii) directly or indirectly redeem, purchase or otherwise acquire any shares of its capital stock or capital stock of any of its Subsidiaries, or make any commitment for any such action or (iii) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for share of its capital stock;

                  (xiii) shall not, and shall not permit any of its Subsidiaries to, issue, deliver, sell, pledge or otherwise encumber any of its Equity Securities (other than the issuance of Company Common Stock upon the exercise of Options);

                  (xiv) shall not, and shall not permit any of its Subsidiaries to, make or agree to make any capital expenditure that when added with all capital expenditures since December 1, 1999 would exceed in the aggregate $3 million;

                  (xv) shall not, and shall not permit any of its Subsidiaries to, change any accounting principles or practices, except to the extent necessary to conform to changed laws or regulations;

                  (xvi) shall not, and shall not permit any of its Subsidiaries to, pay, discharge, settle or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities reflected or reserved against in the most recent consolidated financial statements (or the notes thereto) of the Company included in the Company Reports or incurred thereafter in the ordinary course of business consistent with past practice, or waive any benefits of, or agree to modify in any respect, any confidentiality, standstill, non-solicitation or similar agreement to which the Company or any Subsidiary is a party;

                  (xvii) shall not (i) acquire (by merger, consolidation, acquisition of stock, other securities or assets or otherwise), (ii) make a capital investment in (whether through the acquisition of an equity interest, the making of a loan or advance or otherwise) or (iii) guarantee indebtedness for borrowed money of, (A) any Person or (B) any portion of the assets of any Person that constitutes a division or operating unit of such Person;

                  (xviii) shall not, and shall not permit any of its Subsidiaries (x) to settle or compromise any pending or threatened suit, action or claim related to tobacco or (y) to settle or compromise any other pending or threatened suit, action or claim in which the amount involved is greater than $100,000 or which is material to the Company and its Subsidiaries taken as a whole or which relates to the transactions contemplated hereby, or (z) to modify, amend or terminate any material Company Contract or waive, release or assign any material right or claim;

                  (xix) shall not, and shall not permit any of its Subsidiaries, to fail to pay its trade payables or to maintain its Inventory in the ordinary course of business consistent with past practices; and

                  (xx) shall not, and shall not permit any of its Subsidiaries to take, or agree (in writing or otherwise) or resolve to take, any of the foregoing actions.

         (b) Prior to the Effective Time, unless Company has consented in writing thereto, Sub shall not, and Parent shall not cause Sub to, engage in any activities of any nature except as provided in or contemplated by this Agreement.

         6.2 INVESTIGATION BY PARENT AND SUB. The Company shall allow Parent, Sub, and their counsel, accountants and other representatives during regular business hours upon reasonable notice, to make such reasonable inspection of the Assets, Facilities, business and operations of the Company and its Subsidiaries and to inspect and make copies of Contracts, books and records and all other documents and information reasonably requested by Parent and related to the operations and business of the Company and its Subsidiaries including, without limitation, historical financial information concerning the business of the Company and its Subsidiaries and to meet with designated Personnel of the Company or its Subsidiaries and/or their representatives. The Company and its Subsidiaries shall furnish to Parent promptly upon request (a) all additional documents and information with respect to the affairs of the Company and its Subsidiaries relating to their businesses and (b) access to the Personnel and to the Company's and its Subsidiaries' accountants and counsel as Parent, or its counsel or accountants, may from time to time reasonably request and the Company and its Subsidiaries shall instruct their Personnel, accountants and counsel to cooperate with Parent, and to provide such documents and information as Parent and its representatives may reasonably request. Parent and Sub will hold, and will use reasonable best efforts to cause their counsel, accountants and other representatives to hold all documents and information in confidence to the extent required by, and in accordance with, that certain confidentiality letter, dated December 6, 1999, between the Company and Parent (the "CONFIDENTIALITY LETTER").

         6.3 CONSENTS AND EFFORTS.

         (a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to (A) promptly make its respective filings under the HSR Act with respect to the Merger and (B) use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective, in the most expeditious manner practicable, the Merger, the Stock Purchase and the other transactions contemplated by this Agreement. Parent, Sub and the Company will use their reasonable best efforts and cooperate with one another (i) in promptly determining whether any filings are required to be made or consents, approvals, waivers, licenses, permits or authorizations are required to be obtained (or, which if not obtained, would result in an event of default, termination or acceleration of any agreement or any put right under any agreement) under any applicable law or regulation or from any governmental authorities or third parties, including parties to loan agreements or other debt instruments, in connection with the transactions contemplated by this Agreement, including the Merger and the Stock Purchase, and (ii) in promptly making any such filings, in furnishing information required in connection therewith and in timely seeking to obtain any such consents, approvals, permits or authorizations.

         (b) Each of the parties agrees to cooperate with each other in taking, or causing to be taken, all actions necessary to delist the Company Common Stock from the NYSE, PROVIDED, that such delisting shall not be effective until after the Effective Time. The parties also acknowledge that the common stock of the Surviving Corporation following the Merger will not be listed on any national securities exchange or quoted on the NASDAQ Stock Market Inc.'s National Market.

         6.4 OTHER OFFERS. Neither the Company nor any of its Subsidiaries shall (whether directly or indirectly through advisors, agents or other intermediaries), nor shall the Company or any of its Subsidiaries authorize or permit any of its or their officers, directors, agents, representatives, advisors or Subsidiaries to, (x) solicit, initiate or take any action knowingly to facilitate the submission of inquiries, proposals or offers from any Person or group, other than Parent and its representatives and Affiliates, relating to
(i) any acquisition or purchase of a material portion of the assets or any Equity Securities of the Company, (ii) any tender offer

(including a self tender offer) or exchange offer that if consummated would result in any Person beneficially owning any Equity Securities of the Company,
(iii) any merger, consolidation, recapitalization, sale of all or substantially all of the assets, liquidation, dissolution or similar transaction involving the Company or any of its Subsidiaries whose assets, individually or in the aggregate, constitute a material portion of the Assets other than the transactions contemplated by this Agreement or (iv) any other transaction the consummation of which could reasonably be expected to impede, interfere with, prevent or materially delay the Merger or which could reasonably be expected to materially dilute the benefits to Parent of the transactions contemplated hereby (each such transaction being referred to herein as an "ACQUISITION PROPOSAL"), or agree to or endorse any Acquisition Proposal, (y) continue, enter into or participate in, any discussions or negotiations with, furnish any information to any Person (other than Parent and its representatives and Affiliates) in connection with, or otherwise knowingly take any other action to facilitate or encourage any effort or attempt by, any Person (other than Parent and its representatives and Affiliates) to make, an Acquisition Proposal or, (z) grant any waiver or release under any standstill or similar agreement with respect to any Equity Securities of the Company or any of its Subsidiaries; PROVIDED, HOWEVER, that the foregoing shall not prohibit the Company (either directly or indirectly through advisors, agents or other intermediaries), prior to a shareholder vote at the Special Meeting, in connection with the Merger from (i) furnishing information pursuant to an appropriate confidentiality letter (which letter shall not be less favorable to the Company in any material respect than the Confidentiality Letter, and a copy of which shall be provided for informational purposes only to Parent) concerning the Company and its businesses, properties or Assets to any Person or group, (a "THIRD PARTY") who has made a bona fide Acquisition Proposal, (ii) engaging in discussions or negotiations with a Third Party who has made a bona fide Acquisition Proposal,
(iii) taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) under the Exchange Act or otherwise making disclosure to its stockholders, or (iv) taking any non-appealable, final action ordered to be taken by the Company by any court of competent jurisdiction, but in each case referred to in the foregoing clauses (i) through (iii), only to the extent that the Board of Directors of the Company shall have concluded in good faith, upon the recommendation of the Special Committee of the Board of Directors of the Company (the "SPECIAL COMMITTEE"), that such Acquisition Proposal, if accepted, is reasonably likely to be consummated, taking into account all legal, financial and regulatory aspects of the proposal and the Person or entity making the proposal and would, if consummated, result in a transaction that is more favorable to the stockholders of the Company (other than the C&E Shareholders) than the transaction contemplated by this Agreement; PROVIDED, FURTHER, that the Board of Directors of the Company shall not take any of the foregoing actions referred to in clauses (i) through (iii) until after giving 72 hours' notice to Parent with respect to its intent to take such action and informing Parent of the terms and conditions of such proposal and the identity of the Person making it and providing Parent with a copy of any such proposal in writing. The Company shall, at all times, promptly inform Parent of the status and terms of any discussions regarding any Acquisition Proposal with any other Person.

         6.5 MEETING OF STOCKHOLDERS. The Company shall take all action necessary in accordance with applicable law and its certificate of incorporation and by-laws, including the timely mailing of the Proxy Statement, to convene the Special Meeting as promptly as practicable to consider and vote upon the approval and adoption of this Agreement and the approval of the Amendment. The Board of Directors of the Company shall recommend such approval, shall not withdraw or modify such recommendation and shall take all lawful action to solicit such approval; PROVIDED that the Board of Directors of the Company may fail to make or withdraw or modify such recommendation, but only to the extent that the Board of Directors of the Company, upon the recommendation of the Special Committee, shall have concluded in good faith after consultation with outside counsel that such action is required to prevent the Board of Directors of the Company from breaching its fiduciary duties to the stockholders of the Company under applicable law (including but not limited to the circumstances contemplated by the proviso of Section 6.4). Without limiting the generality of the foregoing, in the event that the Board of Directors of the Company withdraws or modifies its recommendation, the Company nonetheless shall cause the Special Meeting to be convened and a vote taken with respect to this Agreement, the Merger and the Amendment.

         6.6 PROXY STATEMENT.

         (a) Parent and the Company shall cooperate and prepare, and the Company shall file with the SEC as soon as practicable, a proxy statement with respect to the Special Meeting of the Stockholders in connection with the Merger (the "PROXY STATEMENT"), respond to comments of the staff of the SEC, clear the Proxy Statement with the staff of the SEC and promptly thereafter mail the Proxy Statement to all holders of record of Company Common Stock. The Company shall comply in all respect with the requirements of the Exchange Act and the Securities Act and the rules and regulations of the SEC thereunder applicable to the Proxy Statement and the solicitation of proxies for the Special Meeting (including any requirement to amend or supplement the Proxy Statement) and each party shall furnish to the other such information relating to it and its Affiliates and the transactions contemplated by this Agreement and such further and supplemental information as may be reasonably requested by the other party. The Proxy Statement shall include the recommendation of the Company's Board of Directors in favor of the Merger, unless otherwise required by the fiduciary duties of the directors under applicable law as contemplated hereby.

         (b) No amendment or supplement to the Proxy Statement shall be made by the Company without the approval of Parent which approval shall not be unreasonably withheld or delayed. The Company shall advise Parent of any comments (whether written or oral) and any requests by the SEC relating to the Proxy Statement, including any requests for additional information or for the amendment of such statement. In addition, the Company shall furnish Parent with any written comments and summaries of oral comments of the SEC relating to the Proxy Statement and all requests by the SEC for additional information or the amendment of such statement, and shall, prior to furnishing to the SEC any responses to such comments or requests, consult with Parent and its advisors.

         6.7 DIRECTOR AND OFFICER LIABILITY.

                  (a) For a period of six years after the Effective Time, the Surviving Corporation and the Parent shall jointly and severally indemnify and hold harmless the present and former officers and directors of the Company in respect of acts or omissions occurring prior to the Effective Time to the extent provided under the Company's certificate of incorporation and by-laws in effect on the date hereof; PROVIDED that such indemnification shall be subject to any limitation imposed from time to time under applicable law. To the maximum extent permitted by the DGCL, such indemnification shall be mandatory rather than permissive and the Surviving Corporation shall advance expenses in connection with such indemnification. The by-laws of the Surviving Corporation shall contain provisions substantially similar in terms of the rights granted to the provisions with respect to indemnification and insurance set forth in the Company's certificate of incorporation, which provisions shall not be amended in any manner that would adversely affect the rights under those by-laws of the Company's employees, agents, directors or officers for acts or omissions on or prior to the Effective Time, except if such amendment is required by law. For a period of six years after the Effective Time, Parent will cause the Surviving Corporation to use its reasonable best efforts to provide officers' and directors' liability insurance in respect of acts or omissions occurring prior to the Effective Time covering each such Person currently covered by the Company's officers' and directors' liability insurance policy on terms with respect to coverage and amount no less favorable than those of such policy in effect on the date hereof, PROVIDED that in satisfying its obligation under this
Section 6.7, the Surviving Corporation shall not be required to pay premiums in excess of 125% of the amount per annum the Company paid in its last full fiscal year.

                  (b) In furtherance of and not in limitation of the preceding paragraph, the officers and directors of the Company that are defendants in all litigation commenced by stockholders of the Company with respect to (x) the performance of their duties as such officers and/or directors under federal or state law (including litigation under federal and state securities laws) and (y) the Merger, including, without limitation, any and all such litigation commenced on or after the date of this Agreement (the "SUBJECT LITIGATION") shall be entitled to be represented, at the reasonable expense of the Company or the Surviving Corporation, in the Subject Litigation by one counsel (and Delaware counsel if appropriate and one local counsel in each jurisdiction in which a case is pending) each of which such counsel shall be selected by a plurality of such director defendants; PROVIDED that Company or the Surviving Corporation shall not be liable for any settlement effected without its prior written consent (which consent shall not be unreasonably withheld) and that a condition to the indemnification payments provided in Section 6.8(a) shall be that such officer/director defendant not have settled any Subject Litigation without the consent of the Company or the Surviving Corporation (such consent not to be unreasonably withheld) and, prior to the Closing, Parent; and PROVIDED FURTHER that neither the Company nor the Surviving Corporation shall have any obligation hereunder to any officer/director defendant when and if a court of competent jurisdiction shall ultimately determine, and such determination shall have become final and non-appealable, that indemnification of such officer/director defendant in the manner contemplated hereby is prohibited by applicable law.

                  (c) In the event the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, proper provisions shall be made so that the successors and assigns of the Surviving Corporation shall assume its obligations set forth in this Section 6.8.

         6.8 NOTICES OF CERTAIN EVENTS. Each of the Company and Parent shall promptly notify the other party of:

         (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

         (b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and

         (c) with respect to the Company, any Actions commenced or, to the best of its knowledge, threatened against, relating to or involving or otherwise affecting the Company or any Subsidiary which, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section
4.12 or which relate to the consummation of the transactions contemplated by this Agreement.

         6.9 FURTHER ASSURANCES. At and after the Effective Time, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of the Company or Sub, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Sub, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

         6.10 CASH CONTRIBUTION. Prior to the Effective Time, Parent will make a cash equity contribution to Sub in the amount of $117.5 million (the "CASH CONTRIBUTION AMOUNT") and Parent will ensure that Sub will have no outstanding liabilities as of the Effective Time and no Assets other than the Cash Contribution Amount. Prior to the Effective Time, the Company will take such actions as are required to have sufficient funds available (including through borrowings of up to $65 million under existing credit facilities or credit facilities entered into with the approval of Parent) to permit, taking into account the Cash Contribution Amount, the Company to perform its obligations under Section 3.4(a).

                                  ARTICLE VII.
                            CONDITIONS TO THE MERGER

         7.1 CONDITIONS TO THE OBLIGATIONS OF EACH PARTY. The obligations of the Company, on the one hand, and Parent and Sub on the other hand, to consummate the transactions contemplated hereby on the Closing Date are subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions:

         (a) The Requisite Stockholder Approval shall have been obtained;

         (b) The Amendment shall have been filed with the Delaware Secretary of State;

         (c) All consents, approvals and licenses of any governmental or other regulatory body required in connection with the execution, delivery and performance of this Agreement, and for the Surviving Corporation to conduct the business of the Company in substantially the manner now conducted, shall have been obtained, unless the failure to obtain such consents, authorizations, orders or approvals would not, individually or in the aggregate, have a Material

Adverse Effect on the Company after giving effect to the transactions contemplated by this Agreement;

         (d) Any applicable waiting period under the HSR Act relating to the Merger shall have expired or been terminated; and

         (e) No provision of any applicable law or regulation and no judgment, order, decree or injunction shall prohibit or restrain the consummation of the Merger or make such consummation illegal.

         7.2 CONDITIONS TO THE OBLIGATIONS OF THE COMPANY. The obligations of the Company to consummate the transactions contemplated hereby on the Closing Date are subject, in the sole discretion of the Company, to the satisfaction, on or prior to the Closing Date, of the following additional conditions, which may be waived by the Company in accordance with Section 8.4: (a) all representations and warranties of Parent and Sub contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date, as if such representations and warranties were made at and as of the Closing Date (except to the extent that any such representations and warranties were made as of a specified date, which representations and warranties shall continue on the Closing Date to be true as of such specified date), (b) Parent and Sub shall each have performed in all material respects all obligations arising under the agreements and covenants required hereby to be performed by it prior to or on the Closing Date, (c) Parent shall have performed its obligations under the Stock Purchase Agreement and (d) the Company shall have received, at or prior to the Closing, a certificate executed by the President of each of Parent and Sub certifying that, as of the Closing Date, the conditions set forth in Section 7.2(a), (b) and (c) have been satisfied.

         7.3 CONDITIONS TO THE OBLIGATIONS OF PARENT AND SUB. The obligations of Parent and Sub to consummate the transactions contemplated hereby on the Closing Date are subject, in the sole discretion of Parent, to the satisfaction, on or prior to the Closing Date, of each of the following additional conditions, any of which may be waived by Parent in accordance with Section 8.4:

         (a) REPRESENTATIONS, WARRANTIES AND COVENANTS.

                  (i) All representations and warranties of the Company contained in this Agreement shall be true and correct at and as of the Closing Date as if such representations and warranties were made at and as of the Closing Date (except to the extent that any such representations and warranties were made as of a specified date, such representations and warranties shall continue on the Closing Date to have been true in all material respects as of such specified date), except where the untruth or incorrectness of such representations and warranties would not, singly or in the aggregate, have a Material Adverse Effect on the Company. For purposes of this Section 7.3(a)(i), the representations and warranties of the Company contained in this Agreement shall be deemed to have been made without any qualification as to knowledge or materiality and, accordingly, all references in such representations and warranties to "material," "Material Adverse Effect," "in all material respects," "Material Adverse Change," "knowledge" and similar terms and phrases (including, without limitation, references to the dollar thresholds therein) shall be deemed to be deleted therefrom, PROVIDED that the foregoing clause shall not apply solely for the purpose of determining the truth and correctness of the lists set forth in certain informational representations and warranties that require disclosure of lists of items of a material nature or above a specified threshold.

                  (ii) The Company shall have performed in all material respects all obligations arising under the agreements and covenants required hereby to be performed by it prior to or on the Closing Date.

                  (iii) The C&E Stockholders shall have performed their obligations under the Stock Purchase Agreement and shall have performed any obligations under the Shareholders' Agreement required to be performed on the Closing Date.

                  (iv) Sub shall have received, at or prior to the Closing, a certificate executed by the President and the Chief Financial Officer of the Company certifying that, as of the Closing Date, the conditions set forth in Sections 7.3(a) and (b) have been satisfied.

         (b) The Company shall have received, and provided Parent with copies of, the resignations of certain directors, and the Board of Directors shall have elected certain persons designated by Parent (and Parent shall have been provided with resolutions confirming such election), such that at the Effective Time, the Board of Directors of the Company shall consist of the directors identified in Schedule II to the Shareholders' Agreement.

                                 ARTICLE VIII.
                                 MISCELLANEOUS

         8.1 TERMINATION.

         (a) TERMINATION. This Agreement may be terminated prior to the Effective Time as follows (notwithstanding any adoption of this Agreement by the stockholders of the Company):

                  (i) by mutual written consent of Parent and the Company at any time;

                  (ii) by Parent or the Company if the Closing shall not have occurred on or before December 31, 2000, provided that the party seeking to exercise such right is not then in breach in any material respect of any of its obligations under this Agreement;

                  (iii) by either the Company or Parent, if there shall be any law or regulation that makes consummation of the Merger illegal or otherwise prohibited or if any judgment, injunction, order or decree enjoining Sub or the Company from consummating the Merger is entered and such judgment, injunction, order or decree shall become final and non-appealable; or

                  (iv) by either the Company or Parent if, at the Special Meeting the Required Stockholder Approval shall not have been obtained.

                  The party desiring to terminate this Agreement pursuant to Sections 8.1(a)(ii)-(iv) shall give written notice of such termination to the other party in accordance with Section 8.3.

         (b) EFFECT OF TERMINATION. If this Agreement is terminated pursuant to
Section 8.1, this Agreement shall become void and of no effect with no liability on the part of any party hereto or such party's officers, directors, employees or representatives, except (i) that the agreements contained in Sections 6.2,
8.8 and 8.13 hereof shall survive the termination hereof and (ii) nothing herein shall relieve any party from liability for any breach of this Agreement.

         (c) PROCEDURE UPON TERMINATION. In the event of termination of this Agreement pursuant to Section 8.1:

                  (i) Each party shall redeliver all documents, work papers and other material of any other party and any and all copies thereof relating to the transactions contemplated hereby, whether obtained before or after the execution hereof, to the party furnishing the same;

                  (ii) No confidential information received by any party with respect to the business of any other party or its Affiliates shall be disclosed to any third party, unless required by law; and

                  (iii) The Confidentiality Letter shall survive in accordance with its terms.

         8.2 ASSIGNMENT. Neither this Agreement nor any of the rights or obligations hereunder may be assigned, in whole or in part, by operation of law or otherwise by any party without the prior written consent of all other parties to this Agreement, PROVIDED that the Parent shall be entitled to assign its rights and obligations under this Agreement to any Subsidiary of Parent, PROVIDED FURTHER that in such event Parent remains liable for all of the obligations of such Subsidiary hereunder. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and, with respect to the provisions of Article III and Section 6.7 hereof, shall inure to the benefit of the persons or entities benefiting from the provisions thereof who are intended to be third-party beneficiaries thereof, and no other Person shall have any right, benefit or obligation hereunder.

         8.3 NOTICES. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received, if personally delivered; when transmitted, if transmitted by telecopy, upon receipt of telephonic or electronic confirmation; the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., Federal Express); and upon receipt, if sent by certified or registered mail, return receipt requested. In each case notice shall be sent to:

                  If to the Company, addressed to:

                           General Cigar Holdings, Inc.
                           387 Park Avenue South
                           New York, New York 10016
                           Attention:  Chief Executive Officer
                           Telecopy:  (212) 561-8791

                  With a copy to:

                           Latham & Watkins
                           885 Third Avenue
                           Suite 1000
                           New York, NY  10022
                           Attention:  R. Ronald Hopkinson, Esq.
                           Telecopy:  (212) 751-4864

                           and

                           Wachtell, Lipton, Rosen & Katz
                           51 West 52nd Street
                           New York, NY  10019
                           Attention:  Elliott Stein, Esq.
                           Telecopy:  (212) 403-2000

                  If to Parent or Sub, addressed to:

                           Swedish Match AB
                           SE - 118 85 Stockholm
                           Sweden
                           Attention:  Senior Vice President and Legal Counsel
                           Telecopy:  (46-8) 720-7656

                  With a copy to:

                           Debevoise & Plimpton
                           875 Third Avenue
                           New York, NY  10022
                           Attention:  Paul S. Bird, Esq.
                           Telecopy:  (212) 909-6836

or to such other place and with such other copies as either party may designate as to itself by written notice to the others.

         8.4 ENTIRE AGREEMENT; WAIVERS. This Agreement, together with all exhibits and schedules hereto (including, without limitation, the Disclosure Schedule), and the other agreements referred to herein, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. The Confidentiality Letter shall terminate at the Effective Time.

         8.5 MULTIPLE COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         8.6 INVALIDITY. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

         8.7 TITLES. The titles, captions or headings of the Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

         8.8 FEES AND EXPENSES. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense. Transfer taxes, sales taxes, stamp taxes and other similar taxes (including real property transfer taxes) directly or indirectly incurred as a result of the transactions contemplated by this Agreement, including such taxes that would not have been imposed but for such transactions, shall be paid by the Company.

         8.9 CUMULATIVE REMEDIES. All rights and remedies of either party hereto are cumulative of each other and of every other right or remedy such party may otherwise have at law or in equity, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

         8.10 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

         8.11 AMENDMENT. This Agreement may be amended by the parties hereto at any time by action of their respective boards of directors (provided that such action by the Company shall also require approval by the Special Committee) before or after approval of matters presented in connection with the Merger by the stockholders of the Company, but after any such stockholder approval, no amendment shall be made which by law requires the further approval of stockholders without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto shall terminate at the Effective Time.

         8.12 PUBLIC ANNOUNCEMENTS. Neither Parent or Sub, on the one hand, nor the Company, on the other hand, will issue any press release or public statement with respect to the transactions contemplated by this Agreement, including the Merger, without the other party's prior consent (such consent not to be unreasonably withheld or delayed), except as may be required by applicable law, court process or the listing requirements of NYSE. In addition to the foregoing, Parent and Sub and the Company will consult with each other before issuing, and provide each other the opportunity to review and comment upon, any such press release or other public statements with respect to such transactions. The parties agree that the initial press release or releases to be issued with respect to the transactions contemplated by this Agreement shall be mutually agreed upon prior to the issuance thereof.

         8.13 ENFORCEMENT OF AGREEMENT. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

         8.14 NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES. The representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall terminate at the Effective Time.

         8.15 INTERPRETIVE PROVISIONS.

         (a) The words "hereof," "herein," "hereby" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision hereof.


                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Merger to be duly executed on their respective behalf, by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                          GENERAL CIGAR HOLDINGS, INC.

                                          By: /s/ Edgar M. Coleman, Jr.
                                             ----------------------------
                                          Name:

                                          Title:

                                          SWEDISH MATCH AB

                                          By: /s/ Massimo Rossi
                                             ----------------------------
                                          Name:
                                          Title:

                                          SM MERGER CORPORATION

                                          By: Massimo Rossi
                                             ----------------------------
                                          Name:
                                          Title:

                            CERTIFICATE OF AMENDMENT
                                       OF
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                          GENERAL CIGAR HOLDINGS, INC.

         GENERAL CIGAR HOLDINGS, INC., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

         1. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting Subsection (b)(4) of Article Fourth thereof and inserting the following in lieu thereof:

              "In the event of any corporate merger, consolidation, purchase or acquisition of property or stock, or other reorganization other than the merger contemplated by the Merger Agreement dated January 19, 2000 by and among GENERAL CIGAR HOLDINGS, INC., SWEDISH MATCH AB and SM MERGER CORPORATION, as such may be amended from time to time, in which any consideration is to be received by the holders of shares of Class A Common Stock or the holders of shares of Class B Common Stock, the holders of shares of Class A Common Stock and the holders of shares of Class B Common Stock shall receive the same consideration on a per share basis; provided that, if such consideration consists in any part of voting securities (or of options or warrants to purchase or of securities convertible into or exchangeable for, voting securities), the holders of shares of Class B Common Stock may receive, on a per share basis, voting securities with ten (10) times the number of votes per share as those voting securities to be received by the holders of shares of Class A Common Stock (or options or warrants to purchase, or securities convertible into or exchangeable for, voting securities with ten (10) times the number of votes per share as those voting securities issuable upon exercise of the options or warrants to be received by the holders of the shares of Class A Common Stock, or into which the convertible or exchangeable securities to be received by the holders of the shares of Class A Common Stock may be converted or exchanged)."

         2. The foregoing amendment was duly adopted in accordance with the provisions of Sections 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, GENERAL CIGAR HOLDINGS, INC. has caused this Certificate to be executed by [NAME], its [OFFICE], on this __st day of __________, ____.


                                  GENERAL CIGAR HOLDINGS, INC.

                                  By:
                                     ----------------------------
                                     Name:
                                     Office

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                EXHIBIT B



                             SHAREHOLDERS' AGREEMENT

                                      among

                                Swedish Match AB,

                the Persons listed on the signature pages hereof,

                                       and

                          General Cigar Holdings, Inc.

                          Dated as of January 19, 2000






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                                TABLE OF CONTENTS



                                                                               Page
                                                                               ----
ARTICLE I
    DEFINITIONS..................................................................2

ARTICLE II
    REPRESENTATIONS AND WARRANTIES...............................................8
    Section 2.1.    Representations and Warranties of each C&E Shareholder.......8
    Section 2.2.    Representations and Warranties of Swedish Match.............10

ARTICLE III
    CORPORATE GOVERNANCE AND MANAGEMENT.........................................10
    Section 3.1.    Composition of the Board....................................10
    Section 3.2.    Removal of Directors........................................11
    Section 3.3.    Vacancies...................................................11
    Section 3.4.    Meetings of the Board.......................................12
    Section 3.5.    Action by the Board.........................................12
    Section 3.6.    Executive Officers..........................................16
    Section 3.7.    Conflicting Charter or Bylaw Provision......................17

ARTICLE IV

    RESTRICTIONS ON TRANSFER....................................................17
    Section 4.1.    General.....................................................17
    Section 4.2.    Transfers to Permitted Transferees..........................17
    Section 4.3.    Put Right of C&E Shareholders...............................17
    Section 4.4.    Call Right of Swedish Match.................................19
    Section 4.5.    Designated Purchaser........................................22
    Section 4.6.    Disagreement over Put Price or Call Price...................22
    Section 4.7.    Legend......................................................23

ARTICLE V

    OTHER COVENANTS AND AGREEMENTS..............................................23
    Section 5.1.    C&E Representative..........................................23
    Section 5.2.    Confidentiality.............................................24
    Section 5.3.    Financial Information and Other Reports.....................25
    Section 5.4.    Trust and Security Agreement................................26
    Section 5.5.    Non-Competition; Non-Solicitation...........................27
    Section 5.6.    Further Assurances..........................................28


ARTICLE VI
    MISCELLANEOUS...............................................................28
    Section 6.1.    Effectiveness; Termination..................................28
    Section 6.2.    Governing Law...............................................28
    Section 6.3.    Jurisdiction; Waiver of Jury Trial..........................28
    Section 6.4.    Amendment, Waivers, etc.....................................29
    Section 6.5.    Assignment; No Third Party Beneficiaries....................29
    Section 6.6.    Notices.....................................................30
    Section 6.7.    Remedies....................................................31
    Section 6.8.    Specific Performance........................................31
    Section 6.9.    Severability................................................31
    Section 6.10.   Integration.................................................31
    Section 6.11.   Section Headings............................................31
    Section 6.12.   Counterparts................................................32
    Section 6.13.   Indemnity...................................................32



Schedule I:     C&E Shareholders
Schedule II:    Initial Directors

Exhibit A:  Terms of Company Retention and Incentive Plan

                             SHAREHOLDERS' AGREEMENT

         SHAREHOLDERS' AGREEMENT, dated as of January 19, 2000, among Swedish Match AB, a company organized under the laws of Sweden ("SWEDISH MATCH"), the Persons listed on the signature pages hereof (the "C&E SHAREHOLDERS"), and General Cigar Holdings, Inc., a company organized under the laws of the State of Delaware (the "COMPANY").

                                    RECITALS

         A. Concurrently with the execution and delivery of this Agreement, the Company, Swedish Match and SM Merger Corporation, a company organized under the laws of the State of Delaware ("SM ACQUISITION"), are entering into an Agreement and Plan of Merger, dated as of the date hereof (as the same may from time to time be modified, supplemented or restated, the "MERGER AGREEMENT"), providing for the merger of SM Acquisition with and into the Company (the "MERGER") upon the terms and subject to the conditions set forth therein.

         B. Currently with the execution and delivery of this Agreement, (I) the C&E Shareholders and Swedish Match are entering into a Stock Purchase Agreement, dated as of the date hereof (as the same may from time to time be modified, supplemented or restated, the "STOCK PURCHASE AGREEMENT"), providing for the sale by the C&E Shareholders to Swedish Match of an aggregate of 3,500,000 shares of common stock of the Company upon the terms and subject to the conditions set forth therein, and (II) the C&E Shareholders and Swedish Match are entering into a C&E Voting Agreement, dated as of the date hereof (as the same may from time to time be modified, supplemented or restated, the "C&E VOTING AGREEMENT"), providing for the voting of shares of the Company by the C&E Shareholders in favor of the adoption of the Merger Agreement and certain other matters.

         C. Following the Merger, (I) Swedish Match, directly or through a subsidiary, will own, beneficially and of record, 63.52% of the then outstanding shares of the common stock, par value $0.01 per share (the "COMMON STOCK"), of the Company and (II) the C&E Shareholders will own, beneficially and of record, in the aggregate, 36.48% of the then outstanding shares of Common Stock.

         D. The parties hereto desire to enter into this Agreement to govern certain of their rights, duties and obligations relating to their ownership of stock of the Company following the Merger. The parties understand and acknowledge that, except for
Article II, this Agreement shall be effective, and the rights and obligations of the parties under this Agreement shall commence, as of the Effective Time.

         NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

              The following terms, as used in this Agreement, have the following meanings:

              "ADJUSTED EBITDA" means, for any period, consolidated net income of the Company for such period, minus (I) net extraordinary or non-recurring or unusual gains of the Company for such period, plus, without duplication, (II) to the extent deducted in calculating such consolidated net income, net extraordinary or non-recurring or unusual losses, net consolidated income tax expense, net consolidated interest expense, and consolidated depreciation and amortization expense of the Company for such period, in each case determined in accordance with GAAP consistently applied; PROVIDED that (A) if, since the beginning of such period, the Company or any Subsidiary has made a disposition or acquisition not in the ordinary course of business or undertaken any other material transaction not in the ordinary course of business, Adjusted EBITDA shall be calculated after giving pro forma effect to such disposition, acquisition or other material transaction as if such disposition, acquisition or other material transaction had taken place on the first day of such period, and
(B) no gain or loss arising, resulting from or related to any investment in or disposition of bonds issued by the Russian Federation and currently held by the Company shall be included in the calculation of Adjusted EBITDA.

              "AFFILIATE" means, with respect to any Person, (I) any other Person directly or indirectly controlling, controlled by or under common control with, such Person, and (II) if a C&E Shareholder, any Permitted Transferee of such C&E Shareholder. Control of any Person shall consist of the power to direct the management and policies of such Person (whether through the ownership of voting securities, by contract, as trustee or executor or otherwise) and shall be deemed to exist upon the ownership of securities entitling the holder thereof to exercise more than 50% of the voting power in the election of directors of such Person (or other persons or body performing similar functions). For purposes of this Agreement, neither Swedish Match nor any C&E Shareholder shall constitute an Affiliate of the Company.


              "AFFILIATE AGREEMENT" means any agreement, commitment, understanding or arrangement between the Company or any Subsidiary, on the one hand, and any Shareholder or any Affiliate of a Shareholder, on the other hand.

              "ANNUAL STATEMENT" has the meaning given in Section 5.3(a).

              "ARBITRATOR" has the meaning given in Section 4.6(a).

              "AVERAGE ADJUSTED EBITDA" means, as of any date of determination,
(I) the aggregate amount of Adjusted EBITDA for the most recent consecutive eight-quarter period ending prior to the date of determination for which Annual Statements or SemiAnnual Statements, as the case may be, are available for the fiscal year or six-month period ending on the last day of such eight-quarter period, divided by (II) 2.0.

              "BOARD" means the board of directors of the Company immediately following the Effective Time and at all times thereafter.

              "C&E REPRESENTATIVE" has the meaning given in Section 5.1.

              "C&E SHARES" means the shares of Common Stock owned from time to time by the C&E Shareholders.

              "C&E SHAREHOLDER" has the meaning given in the Introduction and includes any Permitted Transferee of a C&E Shareholder that acquires Equity Securities in accordance with this Agreement.

              "C&E VOTING AGREEMENT" has the meaning given in Recital B.

              "CALL FORMULA" means, with respect to the exercise of any Call Right, (I) the Average Adjusted EBITDA for the most recent eight-quarter period ending prior to the exercise of such Call Right multiplied by 10.0, plus (II) the amount of cash and cash equivalents of the Company and its Subsidiaries on a consolidated basis as of the last day of such eight-quarter period, determined in accordance with GAAP consistently applied, minus (III) Total Debt as of the last day of such eight-quarter period.

              "CALL NOTICE" has the meaning given in Section 4.4(a).

              "CALL PRICE" has the meaning given in Section 4.4(c).

              "CALL RIGHT" has the meaning given in Section 4.4(a).

              "COMMENCEMENT DATE" means (I) June 1, 2000, if the Effective
Time occurs
on or prior to such date, (II) December 1, 2000, if the Effective Time occurs on or prior to such date but after June 1, 2000, and (III) June 1, 2001, if the Effective Time occurs after December 1, 2000.

              "COMMON STOCK" has the meaning given in Recital C, and includes any stock having ordinary power to vote for election of Directors into which such common stock may thereafter be converted or exchanged.

              "COMPANY" has the meaning given in the Introduction and includes any successor thereto, whether by merger, consolidation or otherwise.

              "DIRECTOR" means a member of the Board.

              "EFFECTIVE TIME" means the effective time of the Merger.

              "EQUITY SECURITIES" means (i) shares of capital stock, whether common or preferred, of the Company, (ii) options, warrants or other rights to acquire shares of capital stock, whether common or preferred, of the Company, and (iii) any other securities or instruments convertible or exchangeable into shares of capital stock, whether common or preferred, of the Company.

              "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

              "EXECUTIVE OFFICER" means Chairman of the Board and the Chief Executive Officer of the Company.

              "EXERCISE PERIOD" means any Year 4 Exercise Period, Year 5 Exercise Period or Year 6 Exercise Period. For avoidance of doubt, it is agreed and acknowledged that each Exercise Period shall begin and end at exactly the same time for both the Put Right and the Call Right.

              "FUNDAMENTAL ACTION" has the meaning given in Section 3.5(b).

              "GAAP" means the accounting principles and practices generally accepted from time to time in the United States.

              "INITIAL C&E SHARES" means 6,435,152 shares of Common Stock (representing the number of C&E Shares immediately following the Effective
Time), adjusted for any stock split, stock dividend, reclassification, reverse stock split or similar event.

              "INITIAL CREDIT FACILITY" means the credit or loan agreement to be entered into by the Company prior to the Merger, as agreed upon by the C&E Representative and Swedish Match.

              "INITIAL INCENTIVE PLAN" means the Company Retention and Incentive Plan for the benefit of the employees of the Company having the terms set forth on Exhibit A and such other terms agreed upon prior to the Merger by the Company, Swedish Match and the C&E Representative.

              "LIEN" means any mortgage, lien, pledge, charge, encumbrance, security interest or other adverse claim.

              "MERGER" has the meaning given in Recital A.

              "MERGER AGREEMENT" has the meaning given in Recital A.

              "PERMITTED TRANSFEREE" means (i) in the case of Swedish Match, any Affiliate of Swedish Match, and (ii) in the case of a C&E Shareholder, (A) any other C&E Shareholder, (B) a spouse or lineal descendant (whether natural or adopted), sibling, parent, heir, executor, administrator, testamentary trustee, lifetime trustee or legatee of such C&E Shareholder, (C) any charitable organization described in Section 170(c) of the U.S. Internal Revenue Code of 1986, as amended, (D) any trust, the trustees of which include only the Persons named in clause (A) or (B) and the beneficiaries of which include only the Persons named in clause (A), (B) or (C), (E) any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which include only the Persons named in clause (A) or (B), or (F) if such C&E Shareholder is a trust, the beneficiary or beneficiaries authorized or entitled to receive distributions from such trust.

              "PERSON" means an individual, corporation, limited liability company, partnership, trust or other entity, including a governmental or political subdivision or an agency or instrumentality thereof.

              "PRINCIPAL C&E SHAREHOLDER" means each of Edgar M. Cullman, Sr. and Edgar M. Cullman, Jr.

              "PRO RATA CALL AMOUNT" means, with respect to any C&E Shareholder, at any time, the number of C&E Shares owned beneficially by such C&E Shareholder at such time multiplied by a fraction, (i) the numerator of which is the number of C&E Shares owned by such C&E Shareholder at such time and the (ii) denominator of which is the total number of C&E Shares outstanding at such time.

              "PRO RATA PUT AMOUNT" means, with respect to any C&E Shareholder who has given notice of the exercise of a Put Right to the C&E Representative pursuant to Section 5.1(b) (the "EXERCISING C&E SHAREHOLDER"), the number of C&E Shares that such Exercising C&E Shareholder desires to sell during such Exercise Period multiplied by a fraction, (i) the numerator of which is the number of C&E Shares that such Exercising C&E Shareholder desires to sell during such Exercise Period and (ii) the denominator of which is the total number of C&E Shares that all C&E Shareholders desire to sell by the exercise of the Put Right during such Exercise Period.

              "PUT FORMULA" means, with respect to the exercise of any Put Right, (i) the Average Adjusted EBITDA for the most recent eight-quarter ending period prior to the exercise of such Put Right multiplied by 9.0, plus (ii) the amount of cash and cash equivalents of the Company and its Subsidiaries on a consolidated basis as of the last day of such eight-quarter period, determined in accordance with GAAP consistently applied, minus (iii) Total Debt as of the last day of such eight-quarter period.

              "PUT NOTICE" has the meaning given in Section 4.3(a).

              "PUT PRICE" has the meaning given in Section 4.3(c).

              "PUT RIGHT" has the meaning given in Section 4.3(a).

              "RESTRICTED PERIOD" means, with respect to either Principal C&E Shareholder, the period beginning on the Effective Time and ending on the earlier of (i) the third anniversary of the termination of employment of such Principal C&E Shareholder with the Company and (ii) the fifth anniversary of the sale of all of the C&E Shares of such Principal C&E Shareholder pursuant to this Agreement.

              "SECURITIES ACT" means the Securities Act of 1933, as amended.

              "SECURITY AGREEMENT" has the meaning given in Section 5.4.

              "SEMI-ANNUAL STATEMENT" has the meaning given in Section 5.3(a).

              "SHAREHOLDER" means Swedish Match, any C&E Shareholder and each Person (other than the Company and its subsidiaries) who is or shall become a party to this Agreement, whether as an original party to this Agreement as of the date hereof, pursuant to Section 4.2 or otherwise. A Person shall cease to be a Shareholder when such Person ceases to own, beneficially or of record, any Equity Securities; PROVIDED that so long as a Permitted Transferee of Swedish Match owns, beneficially or of record, any Equity Securities, Swedish Match shall be a Shareholder for all purposes of this Agreement.

              "SM ACQUISITION" has the meaning given in Recital A.

              "SM OFFICER" has the meaning given in Section 3.6(b).

              "STOCK PURCHASE AGREEMENT" has the meaning given in Recital B.

              "SUBSIDIARY" means any corporation, limited liability company, partnership or other entity of which the stock or membership, general or limited partnership or other ownership interests having ordinary power to elect a majority of the board of directors (or other persons or bodies performing similar functions) are directly or indirectly owned by the Company.

              "SWEDISH MATCH" has the meaning given in the Introduction and includes any Permitted Transferee of Swedish Match that acquires Equity Securities in accordance with this Agreement.

              "TOTAL DEBT" means, as of any date of determination, the total consolidated Indebtedness of the Company and its Subsidiaries as of such date, determined in accordance with GAAP consistently applied. For avoidance of doubt, it is stipulated that Indebtedness of the Company or its Subsidiaries to Swedish Match or its Affiliates shall be included in the calculation of Total Debt. "INDEBTEDNESS" means (i) obligations for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) reimbursement obligations with respect to letters of credit, bankers' acceptances or similar facilities (other than reclamation bonds, surety bonds, performance bonds and letters of credit required by statutes, governmental authorities, customers or suppliers and issued in the ordinary course of business), (iv) obligations issued or assumed as deferred purchase price of property or services or conditional sales obligations (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), and (v) liabilities in respect of capital or financing leases that would be required to be capitalized on a balance sheet, in each case determined in accordance with GAAP consistently applied.

              "TRANSFER" has the meaning given in Section 4.1(a).

              "TRIGGER EVENT" means the purchase by Swedish Match or its designee of C&E Shares pursuant to the exercise of a Put Right resulting in the C&E Shareholders owning, in the aggregate, one-third or less of the Initial C&E Shares.

              "YEAR 4" means the twelve-month period beginning on the third anniversary of the Commencement Date and ending on the day preceding the fourth anniversary of the Commencement Date.

              "YEAR 4 EXERCISE PERIODS" means the 30-day periods following the delivery of the Semi-Annual Statements for the first six months of Year 4 and the Annual Statements for Year 4.

              "YEAR 4 EXERCISED SHARES" means the C&E Shares purchased by Swedish Match or its designees upon the exercises of Put Rights and/or the Call Rights during the Year 4 Exercise Periods.

              "YEAR 5" means the twelve-month period beginning on the fourth anniversary of the Commencement Date and ending on the day preceding the fifth anniversary of the Commencement Date.

              "YEAR 5 EXERCISE PERIODS" means the 30-day periods following the delivery of the Semi-Annual Statements for the first six months of Year 5 and the Annual Statements for Year 5.

              "YEAR 5 EXERCISED SHARES" means the C&E Shares purchased by Swedish Match or its designees upon the exercises of Put Rights and/or Call Right during the Year 5 Exercise Periods.

              "YEAR 6" means the twelve-month period beginning on the fifth anniversary of the Commencement Date and ending on the day preceding the sixth anniversary of the Commencement Date.

              "YEAR 6 EXERCISE PERIODS" means the 30-day periods following the delivery of the Semi-Annual Statements for the first six months of Year 6 and the Annual Statements for Year 6.


                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

              Section 2.1. REPRESENTATIONS AND WARRANTIES OF EACH C&E SHAREHOLDER. Each C&E Shareholder, severally and not jointly, represents and warrants to Swedish Match as follows:

              (a) AUTHORITY FOR THIS AGREEMENT. Such C&E Shareholder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by such C&E Shareholder and constitutes a valid and binding obligation of each C&E Shareholder enforceable in accordance with its terms. If such C&E Shareholder is married and the C&E Shares of such C&E Shareholder constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding with respect to such C&E Shares, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, such C&E Shareholder's spouse, enforceable against such spouse in accordance with its terms. If such C&E Shareholder is a trust, no consent of any beneficiary is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

              (b) AUTHORITY FOR SECURITY AGREEMENT. Such C&E Shareholder has all requisite power and authority to enter into the Security Agreement and to consummate the transactions contemplated thereby. The execution, delivery and performance of the Security Agreement has been duly authorized by all requisite action on the part of such C&E Shareholder. Upon the execution and delivery of the Security Agreement by such C&E Shareholder, the Security Agreement will constitute a valid and binding obligation of such C&E Shareholder enforceable in accordance with its terms. If such C&E Shareholder is married and the C&E Shares of such C&E Shareholder constitute community property or otherwise need spousal or other approval for the Security Agreement to be legal, valid and binding with respect to such C&E Shares, the execution and delivery of the Security Agreement has been duly authorized by such C&E Shareholder's spouse, and upon its execution and delivery by such spouse will constitute a valid and binding agreement of such spouse, enforceable against such spouse in accordance with its terms. If such C&E Shareholder is a trust, no consent of any beneficiary is required for the execution and delivery of the Security Agreement or the consummation of the transactions contemplated thereby.

              (c) NO CONFLICTS. Neither the execution and delivery of this Agreement or the Security Agreement, nor the consummation of the transactions contemplated hereby or thereby nor compliance with the terms hereof or thereof will violate, conflict with or result in a breach, or constitute a default (with or without notice of lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to such C&E Shareholder or to such C&E Shareholder's property or assets.

              (d) THE SUBJECT SHARES. Immediately following the Effective Time, such C&E Shareholder will be the record and beneficial owner of, or is trustee of a trust that is the record holder of and whose beneficiaries are the beneficial owners of, and has good and marketable title to, the C&E Shares set forth opposite such C&E Shareholder's name on Schedule I hereto (subject to any adjustments in the number of shares to be sold by certain C&E Shareholders pursuant to the Stock Purchase Agreement in accordance with Section 1.1 thereof), in each case free and clear of all Liens. As of the Effective Time such C&E Shareholder will have the sole right to vote, or to dispose, of such C&E Shares, and none of such C&E Shares will be subject to any agreement, arrangement or restriction with respect to the voting of such C&E Shares, except as contemplated by this Agreement. Except for this Agreement, the Stock Purchase Agreement, the Security Agreement, and, if such C&E Shareholder is a trust, in accordance with the terms of such trust, (I) there are, and as of the Effective Time there will be, no agreements or arrangements of any kind, contingent or otherwise, obligating such C&E Shareholder to Transfer any of the C&E Shares, and (II) no Person has, nor as of the Effective Time any Person will have, any contractual or other right or obligation to purchase or otherwise acquire any of the C&E Shares of such C&E Shareholder.

              Section 2.2. REPRESENTATIONS AND WARRANTIES OF SWEDISH MATCH. Swedish Match hereby represents and warrants to each C&E Shareholder that Swedish Match has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Swedish Match, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Swedish Match. This Agreement has been duly executed and delivered by Swedish Match and constitutes a valid and binding obligation of Swedish Match enforceable in accordance with its terms. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby and thereby and compliance with the terms hereof and thereof will violate, conflict with or result in a breach, or constitute a default (with or without notice or lapse of time or both) under any provision of, the articles of association of Swedish Match, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to Swedish Match or to Swedish Match's property or assets.

                                   ARTICLE III
                       CORPORATE GOVERNANCE AND MANAGEMENT

              Section 3.1. COMPOSITION OF THE BOARD. (a) The Board shall consist of seven Directors. Such Directors shall be designated as follows:

                   (i) Prior to the sixth anniversary of the Effective Time,
              until such time as of a Trigger Event has occurred, four of the Directors shall be nominated by the C&E Representative on behalf of the C&E Shareholders and three of the Directors shall be nominated by Swedish Match.

                   (ii) Prior to the sixth anniversary of the Effective Time, following the occurrence of a Trigger Event, four of the Directors shall be nominated by Swedish Match and three of the Directors shall be nominated by the C&E Representative on behalf of the C&E Shareholders.

                   (iii)After the sixth anniversary of the Effective Time, so long as the C&E Shareholders own, in the aggregate, 15% or more of the then outstanding shares of Common Stock, four of the Directors shall be nominated by the C&E Representative on behalf of the C&E Shareholders and three of the Directors shall be nominated by Swedish Match.

                   (iv) After the sixth anniversary of the Effective Time, upon the C&E Shareholders owning, in the aggregate, less than 15% of the then outstanding shares of Common Stock, four of the Directors shall be nominated by Swedish Match and three of the Directors shall be nominated by the C&E Representative on behalf of the C&E Shareholders.

              (b) Each Shareholder agrees that it shall vote its shares of Common Stock or execute consents, as the case may be, and take all other necessary action in order to ensure that the composition of the Board is as set forth in Section 3.1. The Board immediately after the Effective Time shall consist of the individuals listed on Schedule II.

              Section 3.2. REMOVAL OF DIRECTORS. Each Shareholder agrees that if, at any time, it is then entitled to vote for the removal of Directors, it will not vote any of its shares of Common Stock in favor of the removal of any Director who shall have been designated or nominated pursuant to Section 3.1(a) unless such Director or the Person(s) entitled to designate or nominate such Director shall have consented to such removal in writing; PROVIDED that if the Persons entitled to designate or nominate any Director pursuant to Section 3.1(a) shall request the removal of such Director in writing, such Shareholder shall vote its shares of Common Stock in favor of such removal.

              Section 3.3. VACANCIES. If, as a result of death, disability, retirement, resignation, removal or otherwise, there shall exist or occur any vacancy on the Board:

              (a) the Shareholder(s) entitled under Section 3.1(a) to nominate such Director whose death, disability, retirement, resignation or removal resulted in such vacancy, may, subject to the provisions of Section 3.1(a) nominate another individual to fill such vacancy and serve as a Director; and

              (b) subject to Section 3.1(a), each Shareholder then entitled to vote for the election of such nominee as a Director agrees that it will vote its shares of Common Stock, or execute a written consent, as the case may be, in order to ensure that such nominee is elected to the Board.

              Section 3.4. MEETINGS OF THE BOARD. (a) The Board shall meet at least once in every quarter. The Chairman of the Board shall provide at least 30 calendar days' prior notice of such regular meetings of the Board (or such shorter period consented to by all the Directors). The Chairman or any two Directors may call a special meeting of the Board by delivery of at least ten calendar days' prior notice to all Directors (or such shorter period consented to by all the Directors).

              (b) A quorum of the Board shall consist of at least five Directors; PROVIDED that if all of the Directors designated by the C&E Shareholders or Swedish Match fail to attend two consecutive Board meetings (including an adjournment, for more than five calendar days, of a meeting called in accordance with Section 3.4(a)), then the presence of four Directors shall constitute a quorum of the Board.

         Section 3.5. ACTION BY THE BOARD. (a) All actions of the Board shall require the affirmative vote of at least a majority of the Directors at a duly convened meeting of the Board at which a quorum is present or the unanimous written consent of the Board.

              (b) Notwithstanding Section 3.5(a), none of the following actions (collectively, the "FUNDAMENTAL ACTIONS") may validly be taken by the Company without the prior approval of at least six of the Directors at a duly convened meeting of the Board at which a quorum is present or the unanimous written consent of the Board, except as otherwise provided in Section 3.5(c):

                   (i) the authorization, declaration or payment of any dividend or other distribution on any Equity Security;

                   (ii) any recapitalization, capital increase or capital
              reduction by the Company, or the issuance, sale, repurchase, redemption or other acquisition of any Equity Securities;

                   (iii) the issuance by a Subsidiary to any Person (other than the Company or a Subsidiary) of any common or preferred stock or other equity securities (including options, warrants or other rights to acquire shares of capital stock, or other securities or instruments convertible or exchangeable into shares of capital stock), or the repurchase, redemption or other acquisition of any shares of common or preferred stock or other equity securities (including options, warrants or other rights to acquire shares of capital stock, or other securities or instruments convertible or exchangeable into shares of capital stock) of a Subsidiary from any Person (other than the Company or a Subsidiary);

                   (iv) other than the Initial Incentive Plan, the adoption of any stock option, stock appreciation, stock purchase, phantom stock or other equity-based, performance or other employee or retiree benefit or compensation plan, program, policy or arrangement for current or former employees of the Company or Subsidiaries, it being understood that salaries of and annual bonus for employees (other than the Executive Officers) and the grant of awards or benefits to employees pursuant to any such plan, program, policy or arrangement previously approved by the Board in accordance with this clause (iv) (including the Initial Incentive Plan) shall not require a supermajority vote of the Board pursuant to this clause (iv);

                   (v) the appointment, dismissal or removal of any Executive
              Officer or the SM Officer, it being understood that any such appointment, dismissal or removal shall also take place in accordance with Section 3.6;

                   (vi) the determination or modification of the compensation paid to any Executive Officer, including the grant of awards or benefits to any Executive Officer pursuant to the Initial Incentive Plan and plans, programs, policies or arrangements approved by the Board in accordance with clause (iv) of this
              Section 3.5(b);

                   (vii) the purchase or other acquisition of capital or fixed assets, in a single transaction or series of related transactions, if after giving effect thereto, the Company would have expended
              (A) in excess of $500,000 or equivalent on the purchase or other acquisition of such capital or fixed assets, or (B) in excess of $5 million on all purchases or other acquisitions of capital and fixed assets during the applicable fiscal year (other than purchases or acquisitions approved pursuant to clause (A)); or entering into any agreement involving the foregoing;

                   (viii) the purchase or other acquisition of any asset or
              group of related assets (other than raw materials in the ordinary course of business), in a single transaction or series of related transactions, if after giving effect thereto, the Company would have expended (A) in excess of $500,000 or equivalent on such purchase or other acquisition, or (B) in excess of $5 million or equivalent on all purchases or other acquisitions of assets during the applicable fiscal year (other than purchases or other acquisitions approved pursuant to clause (A)); or entering into any agreement involving the foregoing;

                   (ix) the lease by the Company of any asset or group of
              related assets, in a single transaction or series of related transactions, involving aggregate lease payments by the Company of in excess of $1 million or equivalent;

                   (x) the sale, lease or other disposition of any asset or
              group of related assets of the Company (other than inventory in the ordinary course of business), in a single transaction or series of related transactions (A) having a fair market value in excess of $500,000 or equivalent or (B) if after giving effect thereto, the Company would have sold, leased or otherwise disposed of assets during the applicable fiscal year having a fair market value in excess of $5 million or equiv alent (other than sales, leases or other dispositions approved pursuant to clause (A)); or entering into any agreement involving the foregoing;

                   (xi) the transfer of or the grant of a license to any
              material trademark or trade name of the Company or any Subsidiary (including trademarks or trade names used by the Company or a Subsidiary under license), other than (A) licenses of the "Club Macanudo" trademark or trade name in a manner consistent with past practice, (B) licenses for production or sale of tobacco accessories, and (C) customary licenses for sales promotions in the ordinary course.;

                   (xii) the entry into, modification, extension, termination or replacement of any financing or credit agreement, facility or other arrangement (A) providing for total borrowings by the Company in excess of $5 million or equivalent, or (B) such that the aggregate amount of the outstanding borrowings of the Company thereafter exceeds $10 million or equivalent, EXCEPT for the entry into the Initial Credit Facility and drawdowns or borrowings under the Initial Credit Facility, provided that the Company provides Swedish Match at least 10 days prior notice of any drawdowns or other borrowing under the Initial Credit Facility of an amount in excess of $10 million or equivalent;

                   (xiii) other than borrowings under the Initial Credit
              Facility, the issuance or sale of any bond, debenture, note or other similar instruments (A) for an amount in excess of $5 million or equivalent, and the redemption or repurchase, or the modification of the terms of, any such bond, debenture, note or similar instrument or (B) resulting in the aggregate amount of the outstanding borrowings of the Company thereafter exceeding $10 million or equivalent;

                   (xiv) the modification, extension or termination of the
              Initial Credit Facility;

                   (xv) incurrence of any guaranty obligation with respect to any indebtedness, liability or other obligation of any Person, other than any Subsidiary, (A) not in the ordinary course of business consistent with past practice, or (B) such that the aggregate amount of outstanding obligations guaranteed by the Company after incurring such guaranty obligation exceed $1.5 million or equivalent;

                   (xvi) other than with respect to purchases of raw materials and distribution or marketing of products in the ordinary course of business (excluding exclusive distribution or agency agreements or arrangements), entering into any agreement, commitment, understanding or arrangement, (A) having a term in excess of three years, or (B) if the aggregate amount reasonably expected to be received or paid thereunder by the Company exceeds $3 million or equivalent;

                   (xvii) the commencement or settlement by the Company of any suit, action or other proceeding (A) relating to alleged or actual health effects from use of tobacco products or the regulation of the production, sale or distribution of tobacco products, or (B) in which the amount involved (for such suit, action or other proceeding together related suits, actions or other proceedings) exceeds $500,000 or equivalent (without regard to whether the matter in question is covered by insurance or any indemnity, contribution or similar agreement or arrangement by or with any other Person);

                   (xviii) the appointment or dismissal of the Company's
              independent auditors or legal counsel;

                   (xix) the adoption or modification of any material accounting or tax principle or practice of the Company;

                   (xx) the entry by the Company into any new significant
              business activity or line of business;

                   (xxi) the modification, whether by amendment or supplement, of the Company's certificate of incorporation or bylaws; and

                   (xxii) the liquidation, petition for bankruptcy, winding-up, merger, consolidation, dissolution, split up or other similar transaction of or involving the Company.


              (c) In addition to any vote of the Directors required by applicable law or Section 3.5(a) or (b), in the event the Company or any Subsidiary proposes to enter into any Affiliate Agreement, or to modify or terminate any Affiliate Agreement, and in enforcing or abandoning the rights of the Company or any Subsidiary under or pursuant to any Affiliate Agreement (including the commencement or settlement of any suit or action), the approval of the directors not nominated by Swedish Match (if the Affiliate Agreement is with Swedish Match or any of its Affiliates) or the C&E Shareholders (if the Affiliate Agreement is with a C&E Shareholder or an Affiliate of a C&E Shareholder) shall be required to authorize the Company to take such action.

              (d) The parties agree and acknowledge that all requirements set forth in Section 3.5(b) regarding the approval of the taking of Fundamental Actions shall apply to all Subsidiaries, both individually and on a consolidated basis. The Shareholders further agree and acknowledge that all the requirements and thresholds set forth in
         Section 3.5(b) are intended to apply to the Company on both a consolidated and unconsolidated basis.

         Section 3.6. EXECUTIVE OFFICERS. (a) The Executive Officers shall be appointed by the Board from among the individuals designated by the party hereto having the right to designate a majority of the Directors pursuant to Section 3.1(a). If at any time the Person having the right to designate the nominees for Executive Officer proposes the removal of an Executive Officer, each of the Shareholders shall take all necessary action in their capacities as shareholders in order to cause the removal of such Executive Officer (including requesting the Directors nominated by them to vote for such removal). Upon any death, disability, retirement, resignation or removal of an Executive Officer, the replacement therefor shall be designated for appointment by the Board in accordance with the first sentence of this Section 3.6. The initial Chairman of the Board shall be Edgar M. Cullman, Sr., and the initial Chief Executive Officer shall be Edgar M. Cullman, Jr.

              (b) Swedish Match shall have the right to designate for approval by the Board at least one senior executive for a position with the Company to be agreed upon among Swedish Match, the C&E Representative and the Company (the "SM OFFICER"), and to remove or replace the SM Officer at any time. If at any time Swedish Match proposes the removal of the SM Officer, each of the Shareholders shall take all necessary action in their capacities as shareholder to cause the removal of the SM Officer (including requesting the Directors nominated by them to vote for such removal). Upon the death disability, retirement, resignation or removal of the SM Officer, the replacement therefor shall be designated by Swedish Match for appointment by the Board.

              Section 3.7. CONFLICTING CHARTER OR BYLAW PROVISION. Each Shareholder shall vote its shares of Common Stock, and shall take all other actions reasonably necessary, to ensure that the Company's certificate of incorporation and bylaws (I) facilitate compliance with this Agreement, including the management and governance of the Company in accordance with this
Article III, and (II) do not at any time conflict with any provision of this Agreement.

                                   ARTICLE IV
                            RESTRICTIONS ON TRANSFER

              Section 4.1. GENERAL. (a) After the Effective Time, none of the Shareholders or any of their successors in interest may, directly or indirectly, sell, transfer, assign, grant a participation in, option, pledge, hypothecate or otherwise dispose of or encumber (collectively, "TRANSFER") any of their Equity Securities, except (I) subject to Section 4.2, to a Permitted Transferee of such proposed transferor, (II) pursuant to Section 4.3 or 4.4, or (III) in the case of Equity Securities that are not Common Stock, pursuant to the terms and conditions of the agreement or instrument pursuant to which the applicable Equity Security was issued (as the same may be modified from time to time).

              (b) Any attempt by any Shareholder to transfer any Equity Securities not in compliance with this Agreement shall be null and void, and the Company shall not, and shall cause any transfer agent not to, give effect in the Company's stock records to any such attempted Transfer.

              Section 4.2. TRANSFERS TO PERMITTED TRANSFEREES. No share of Common Stock shall be Transferred pursuant to clause (i) of Section 4.1 to any Permitted Transferee of the applicable Shareholder unless and until such Permitted Transferee shall have agreed in writing, in a manner acceptable in form and substance to Swedish Match (in the case of a proposed Transfer by a C&E Shareholder) and the C&E Representative (in the case of a proposed Transfer by Swedish Match), (I) to accept the shares of Common Stock Transferred to it subject to the terms and conditions of this Agreement, and (II) to be bound by this Agreement and to agree and acknowledge that such Person shall constitute a Shareholder, and, if applicable, a C&E Shareholder, for all purposes of this Agreement.

              Section 4.3. PUT RIGHT OF C&E SHAREHOLDERS. (a) At any time during an Exercise Period, the C&E Shareholders shall have the right, upon the delivery of notice by the C&E Representative to Swedish Match in accordance with Section 4.3(d) (each, a "PUT NOTICE"), to sell all or a portion of the C&E Shares to Swedish Match or its designee in accordance with this Section 4.3 (each, a "PUT RIGHT").

              (b) The number of C&E Shares with respect to which the Put Right may be exercised during Year 4 Exercise Periods and Year 5 Exercise Periods shall be subject to the following limitations:

                   (i) In the case of a Put Right exercised during a Year 4
              Exercise Period, the number of C&E Shares with respect to which such Put Right may be exercised, when added to all C&E Shares previously sold to Swedish Match or its designee upon the exercise of Put Rights or Call Rights or to be sold to Swedish Match or its designee upon the exercise of such Put Right, may not exceed one-third of the Initial C&E Shares.

                   (ii) In the case of a Put Right exercised during a Year 5
              Exercise Period, the number of C&E Shares with respect to which such Put Right may be exercised, when added to all C&E Shares previously sold to Swedish Match or its designee upon the exercise of Put Rights or Call Rights or to be sold to Swedish Match or its designee upon the exercise of such Put Right, may not exceed two-thirds of the Initial C&E Shares.

              (c) The price for the sale of each C&E Share to Swedish Match upon the exercise of a Put Right shall be as follows (the "PUT PRICE"):

                   (i) In the case of a Put Right exercised during a Year 4
              Exercise Period, the amount equal to (A) the Put Formula divided by (B) the number of outstanding shares of Common Stock at the time of the exercise of the Put Right; PROVIDED that such price shall not exceed $23.00 nor be less than $15.00.

                   (ii) In the case of a Put Right exercised during a Year 5
              Exercise Period, the amount equal to (A) the Put Formula divided by (B) the number of outstanding shares of Common Stock at the time of the exercise of the Put Right; PROVIDED that such price shall not exceed $26.00 nor be less than $15.00.

                   (iii) In the case of a Put Right exercised during a Year 6
              Exercise Period, the amount equal to (A) the Put Formula divided by (B) the number of outstanding shares of Common Stock at the time of the exercise of the Put Right, PROVIDED that such price shall not exceed $28.50 nor be less than $15.00.

              (d) Each Put Notice shall specify (i) the number of C&E Shares to be sold to Swedish Match by each selling C&E Shareholder in connection with the exercise of such Put Right, which number may not exceed the amounts specified in Section 4.3(b) in the case of the exercise of a Put Right during a Year 4 Exercise Right or a Year 5 Exercise Right,
         (ii) the date for the closing of the purchase and sale of such C&E Shares, which date shall not be less than 20 days nor more than 45 days from the date of the Put Notice, and (iii) the calculation of the Put Price to be paid for the sale of such C&E Shares to Swedish Match pursuant to
         Section 4.3(c).

              (e) Upon the delivery of a Put Notice by the C&E Representative to Swedish Match, each C&E Shareholder named in the Put Notice shall be obligated to sell to Swedish Match, and Swedish Match shall be obligated to purchase from each such C&E Shareholder the number of C&E Shares specified in the Put Notice. A closing in respect of the purchase and sale of the C&E Shares specified in the Put Notice shall occur at the headquarters of the Company on the date for the closing specified in the Put Notice (or at such other place or date as Swedish Match and the C&E Representative may agree upon); PROVIDED that if Swedish Match shall have delivered a notice of disagreement of the Put Price specified in the Put Notice, such closing shall occur within ten days of the resolution of such disagreement pursuant to Section 4.6. At the closing:

                   (i) the C&E Representative shall deliver, or cause to be
              delivered, to Swedish Match or its designee, free and clear of all Liens, one or more stock certificates, duly endorsed or accompanied by stock powers duly endorsed in blank, evidencing all the C&E Shares being sold to Swedish Match or its designee in connection with the exercise of such Put Right;

                   (ii) Swedish Match or its designee shall deliver by wire
              transfer of immediately available funds to the bank account designated by the C&E Representative at least five days prior to such closing, an amount equal to the aggregate Put Price for all C&E Shares being sold in connection with the exercise of such Put Right; and

                   (iii) the Company shall deliver (A) to Swedish Match a new stock certificate or certificates, duly executed and issued in the name of Swedish Match or its designee, evidencing all the C&E Shares sold to Swedish Match or its designee at such closing, and
              (B) to the C&E Representative a new stock certificate or certificates, duly executed and issued in the name of the selling C&E Shareholders, evidencing the C&E Shares owned by such C&E Shareholders following such closing

All the foregoing deliverables shall be deemed to be made simultaneously, and none shall be deemed completed until all have been completed.

              Section 4.4. CALL RIGHT OF SWEDISH MATCH. (a) At any time during an Exercise Period, Swedish Match or its designee shall have the right, upon the delivery of notice to the C&E Representative in accordance with Section 4.4(d) (each, a "CALL

NOTICE"), to purchase all or a portion of the C&E Shares from the C&E Shareholders, on a pro rata basis (except as otherwise determined by the C&E Representative in accordance with the first sentence of Section 4.4(e)), in accordance with this Section 4.4 (each, a "CALL RIGHT").

              (b) The number of C&E Shares with respect to which the Call Right may be exercised during Year 4 Exercise Periods and Year 5 Exercise Periods shall be subject to the following limitations:

                   (i) In the case of a Call Right exercised during a Year 4
              Exercise Period, the number of C&E Shares with respect to which such Call Right may be exercised, when added to all C&E Shares previously purchased by Swedish Match or its designee upon the exercise of Put Rights or Call Rights or to be purchased by Swedish Match or its designee upon the exercise of such Call Right, may not exceed one-third of the Initial C&E Shares.

                   (ii) In the case of a Call Right exercised during a Year 5
              Exercise Period, the number of C&E Shares with respect to which such Call Right may be exercised, when added to all C&E Shares previously purchased by Swedish Match or its designee upon the exercise of Put Rights or Call Rights or to be purchased by Swedish Match or its designee upon the exercise of such Call Right, may not exceed two-thirds of the Initial C&E Shares.

              (c) The price for the sale of each C&E Share to Swedish Match upon the exercise of a Call Right shall be as follows (the "CALL PRICE"):

                   (i) In the case of a Call Right exercised during a Year 4
              Exercise Period, the greater of (A) $23.00 and (B) the amount equal to (x) the Call Formula divided by (y) the number of outstanding shares of Common Stock at the time of the exercise of the Call Right.

                   (ii) In the case of a Call Right exercised during a Year 5
              Exercise Period, the greater of (A) $26.00 and (B) the amount equal to (x) the Call Formula divided by (y) the number of outstanding shares of Common Stock at the time of the exercise of the Call Right.

                   (iii) In the case of a Call Right exercised during a Year 6
              Exercise Period, the greater of (A) $28.50 and (B) the amount equal to (x) the Call Formula divided by (y) the number of outstanding shares of Common Stock at the time of the exercise of the Call Right.

              (d) Each Call Notice shall specify (i) the number of C&E Shares to be purchased by Swedish Match in connection with the exercise of such Call Right, which number may not exceed the amounts specified in
         Section 4.4(b) in the case of the exercise of a Call Right during a Year 4 Exercise Right or a Year 5 Exercise Right, (ii) the date for the closing of the purchase and sale of such C&E Shares, which date shall not be less than 20 days nor more than 45 days from the date of the Call Notice, and (iii) the calculation of the Call Price to be paid for the purchase of such C&E Shares by Swedish Match pursuant to Section 4.4(c).

              (e) Upon the delivery of a Call Notice by Swedish Match to the C&E Representative, Swedish Match shall be obligated to purchase from each C&E Shareholder, and each such C&E Shareholder shall be obligated to sell to Swedish Match, such C&E Shareholder's Pro Rata Call Amount of the C&E Shares; PROVIDED that the C&E Representative has the right to modify the number of C&E Shares that each C&E Shareholder shall be obligated to sell to Swedish Match so long as (x) the total number of C&E Shares to be purchased by Swedish Match is the same as the number specified by Swedish Match in the Call Notice, and (y) neither Principal C&E Shareholder may sell more than his Pro Rata Call Amount pursuant to any Call Notice. A closing in respect of the purchase and sale of the C&E Shares specified in the Call Notice shall occur at the headquarters of the Company on the date for the closing specified in the Call Notice (or at such other place or date as Swedish Match and the C&E Representative may agree upon); PROVIDED that if the C&E Representative shall have delivered a notice of disagreement of the Call Price specified in the Call Notice, such closing shall occur within ten days of the resolution of such disagreement pursuant to
         Section 4.6. At the closing:

                   (i) the C&E Representative shall deliver, or cause to be
              delivered, to Swedish Match or its designee, free and clear of all Liens, one or more stock certificates, duly endorsed or accompanied by stock powers duly endorsed in blank, evidencing all the C&E Shares being purchased by Swedish Match or its designee in connection with the exercise of such Call Right;

                   (ii) Swedish Match or its designee shall deliver by wire
              transfer of immediately available funds to the bank account designated by the C&E Representative at least five days prior to such closing, amount equal to the aggregate Call Price for all C&E Shares being purchased in connection with the exercise of such Call Right; and

                   (iii) The Company shall deliver (A) to Swedish Match a new stock certificate or certificates, duly executed and issued in the name of Swedish Match or its designee, evidencing all the C&E Shares purchased by Swedish Match or its designee at such closing and (B) to the C&E Representative a new stock certificate or certificates, duly executed and issued in the name of each selling C&E Shareholder, evidencing the C&E Shares owned by each C&E Shareholder following such closing.

All the foregoing deliverables shall be deemed to be made simultaneously, and none shall be deemed completed until all have been completed.

              Section 4.5. DESIGNATED PURCHASER. If Swedish Match is required to purchase any C&E Shares upon the exercise of a Put Right, or has the right to purchase any C&E Shares upon the exercise of a Call Right, Swedish Match may, at its option, designate one or more of its Affiliates to purchase all or a portion of such C&E Shares. In such event, Swedish Match shall cause its designee to pay the applicable Put Price or Call Price, as the case may be, and shall be liable for the performance by its designee of all obligations with respect to the purchase of the C&E Shares pursuant to the exercise of the Put Right or Call Right, as the case may be.

              Section 4.6. DISAGREEMENT OVER PUT PRICE OR CALL PRICE. (a) In the event Swedish Match disagrees with the calculation of a Put Price specified in a Put Notice, or the C&E Representatives disagree with the calculation of a Call Price specified in a Call Notice, Swedish Match or the C&E Representatives, as the case may be, shall, within 15 days of the delivery of the Put Notice or Call Notice, as the case may be, deliver written notice of such disagreement to the other party, together with an explanation of its disagreement. Thereafter, Swedish Match and the C&E Representatives shall negotiate in good faith to resolve such disagreement. If Swedish Match and the C&E Representatives are unable to reach a resolution within 15 days of the delivery of the notice of disagreement, Swedish Match and the C&E Representatives shall promptly submit such disagreement for resolution to an internationally recognized, independent accounting firm mutually acceptable to Swedish Match and the C&E Representative (the "ARBITRATOR"). The Arbitrator shall, within 15 days after submission (unless an audit of Semi-Annual Statements is requested pursuant to Section 4.6(b), in which case within 45 days after submission), determine and report to Swedish Match and the C&E Representatives its determination of the Put Price or Call Price, as the case may be, and such determination shall be final and binding on the parties.

              (b) In the event that Swedish Match or the C&E Representatives deliver a notice of disagreement with a Put Price or a Call Price, as the case may be, pursuant to Section 4.6(a) and the applicable Put Right or the Call Right is exercised during an Exercise Period following the delivery of Semi-Annual Statements, then the party delivering such notice of disagreement may, by written notice to the other parties hereto within 15 days of the delivery of the notice of disagreement, demand an audit of such SemiAnnual Statements by the Arbitrator and the Company shall promptly request the

         Arbitrator to conduct such audit. The Arbitrator shall, within 45 days of such request, audit such Semi-Annual Statements and deliver its opinion with respect to such SemiAnnual Statements. The Company shall provide such books and records and other information to the Arbitrator as may be necessary or appropriate with respect to such audit and shall make such adjustments and modifications to the Semi-Annual Statements as may be required or deemed appropriate by the Arbitrator for the delivery of an unqualified opinion with respect to such Semi-Annual Statements.

              (e) The fees and expenses of the Arbitrator shall be borne one-half by Swedish Match and one-half by the C&E Representatives; PROVIDED that if Swedish Match or the C&E Representatives request an audit of Semi-Annual Statements pursuant to Section 4.6(b) and the determination of the Put Price or Call Price, as the case may be, by the Arbitrator following such audit deviates by 3% or less than the Put Price or Call Price proposed in the applicable Put Notice or Call Notice, the party requesting such audit shall bear all the fees and expenses of the Arbitrator in connection with such audit.

              Section 4.7. LEGEND. Any certificate for any share of Common Stock that is issued to any Shareholder on or after the Effective Time shall bear a legend in substantially the following form:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH. THIS SECURITY IS ALSO SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE SHAREHOLDERS' AGREEMENT DATED AS OF JANUARY 19, 2000, AS MAY BE AMENDED FROM TIME TO TIME, COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM THE COMPANY OR ANY SUCCESSOR THERETO.

                                    ARTICLE V
                         OTHER COVENANTS AND AGREEMENTS

              Section 5.1. C&E REPRESENTATIVE. (a) Each C&E Shareholder hereby designates and appoints (and each Permitted Transferee of each such C&E Shareholder is hereby deemed to have so designated and appointed) each Principal C&E Shareholder, acting jointly or individually, as its attorney(s)-in-fact with full power of substitution for each of them (each, in such capacity, a "C&E REPRESENTATIVE"), to serve as the representative(s) of each such C&E Shareholder to perform all such acts as are required, authorized or contemplated by this Agreement to be performed by such person and hereby acknowledges that the C&E Representatives shall be the only persons authorized to take any action so required, authorized or contemplated by this Agreement by each such C&E Shareholder. Each such C&E Shareholder further acknowledges that the foregoing appointment and designation shall be deemed to be coupled with an interest and shall survive the death or incapacity of such C&E Shareholder. Each such C&E Shareholder hereby authorizes (and each such Permitted Transferee shall be deemed to have authorized) the other parties hereto to disregard any notices or other action taken by such C&E Shareholder pursuant to this Agreement, except for notice and actions taken by any C&E Representatives. The other parties hereto are and will be entitled to rely on any action so taken or any notice given by the C&E Representatives and are and will be entitled and authorized to give notices only to the C&E Representatives for any notice contemplated by this Agreement to be given to any such C&E Shareholder. A successor to the C&E Representatives may be chosen by a majority in interest of the C&E Shareholders; PROVIDED that notice thereof is given by the new C&E Representative to the Company and to Swedish Match.

              (b) In the event that any C&E Shareholder desires to exercise a Put Right during any Exercise Period, such C&E Shareholder shall notify the C&E Representative, no later than 20 days prior to the last day of such Exercise Period, of such C&E Shareholder's desire to exercise a Put Right during such Exercise Period. Each notice given to the C&E Representative pursuant to this Section 5.1(b) shall specify the name of the C&E Shareholder desiring to exercise the Put Right and the number of C&E Shares proposed to be sold by such C&E Shareholder during the applicable Exercise Period. In the event that the C&E Representatives receive from C&E Shareholders notices representing a greater number of C&E Shares than are permitted be sold in such Exercise Period pursuant to Section 4.3(b), the C&E Representative shall reduce the number of shares proposed to be sold by each C&E Shareholder's Pro Rata Put Amount (unless the C&E Representatives and the C&E Shareholders desiring to sell shares during such Exercise period agree to modify the number of C&E Shares being sold by each such C&E Shareholder). Notwithstanding the foregoing, Swedish Match may, at all times, rely on the Put Notice delivered pursuant to Section 4.3, and Swedish Match shall have no obligation to purchase any C&E Shares pursuant to the exercise of a Put Right until the receipt by Swedish Match of a Put Notice from the C&E Representative in accordance with
         Section 4.3.

              Section 5.2. CONFIDENTIALITY. (a) No Shareholder shall, and each Shareholder shall cause its Affiliates not to, use for any purpose or disclose to any Person (other than to other Shareholders), any Confidential Information, except as required by applicable laws or regulations. In the event any Shareholder or any of its Affiliates is required to disclose any Confidential Information under any law or regulation (including complying with any oral or written questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or process to which a Shareholder is subject), such Person shall, to the extent practicable, promptly notify the other parties of such requirement so that such other parties may seek an appropriate protective order or similar relief.

              (b) "CONFIDENTIAL INFORMATION" means (i) any information concerning the Company and Subsidiaries, and Persons which become Subsidiaries, or the financial condition, business, operations or prospects of the Company and, Persons which become Subsidiaries in the possession of or furnished to any Shareholder (including by virtue of its present or former right to designate a Director) and (ii) any information concerning this Agreement or the transactions contemplated by this Agreement; PROVIDED that the term "Confidential Information" does not include information which (x) is or becomes generally available to the public other than as a result of a disclosure by a Shareholder or its partners, directors, officers, employees, agents, counsel, investment advisers or representatives (collectively, "REPRESENTATIVES") in violation of this Agreement, (y) is or was available to such Shareholder on a nonconfidential basis prior to its disclosure to such Shareholder or its Representatives by the Company or
         (z) was or becomes available to such Shareholder on a non-confidential basis from a source other than the Company, provided that such source is or was (at the time of receipt of the relevant information) not, to the best of such Shareholder's knowledge, bound by a confidentiality agreement with (or other confidentiality obligation to) the Company or another Person.

              Section 5.3. FINANCIAL INFORMATION AND OTHER REPORTS. The Company shall prepare and furnish to Swedish Match and the C&E Representative:

              (a) as soon as available and in any event, within 30 days after the end of each fiscal year of the Company, an audited consolidated balance sheet of the Company and the consolidated Subsidiaries as at the end of such year and the related audited consolidated statement of operations, changes in equity (deficit) and cash flows for such year, setting forth in each case in comparative form the figures for the previous year, together with all notes and schedules required by GAAP, and audited by PricewaterhouseCoopers, LLP (the "ANNUAL STATEMENTS");

              (b) as soon as available and in any event within 30 days after the end of the second quarter of each fiscal year of the Company, an audited consolidated balance sheet of the Company and the consolidated Subsidiaries as of the end of such quarter and the related audited consolidated statement of operations, changes in equity (deficit) and cash flows for such six-month period, setting forth in each case in comparative form the figures for such six-month period in the previous fiscal year and for the corresponding portion of the previous year (the "SEMIANNUAL STATEMENTS");

              (c) as soon as available and in any event within 20 days after the end of each of the first and third quarters of each fiscal year, a consolidated balance sheet of the Company and the consolidated Subsidiaries as of the end of such quarter, and the related consolidated statement of operations, changes in equity (deficit) and cash flows for such quarter and for the current fiscal year to date, setting forth in each case in comparative form the figures for such quarter in the previous fiscal year and for the corresponding portion of the previous fiscal year; and

              (d) as soon as available and in any event within five days after the end of each month, a consolidated balance sheet of the Company and the consolidated Subsidiaries as of the end of such month, and the related consolidated statement of operations for such month and for the current fiscal year to date, setting forth in each case in comparative form the figures for such month in the previous fiscal year and the corresponding portion of the previous fiscal year.

All such financial statements shall present fairly in all material respects the consolidated financial condition of the Company and the consolidated Subsidiaries as at the applicable dates, and the consolidated results of their operations, changes in equity (deficit) and cash flows for the periods reflected therein, and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (in the case of the financial statements referred to in Sections 5.3(b), (c) and (d), subject to normal year-end audit procedures).

              Section 5.4. TRUST AND SECURITY AGREEMENT. Immediately following the Effective Time, each C&E Shareholder and Swedish Match shall execute and deliver a trust and security agreement, having such terms and conditions as Swedish Match and the C&E Representatives shall agree upon, with a security agent mutually acceptable to Swedish Match and the C&E Representatives, pursuant to which (i) each C&E Shareholder shall pledge, and grant a valid perfected security interest in, its C&E Shares to the security agent for the benefit of Swedish Match to secure the due and prompt performance by such C&E Shareholder of its obligations upon the exercise by Swedish Match of Call Rights, and (ii) Swedish Match shall pledge, and grant a valid perfected security interest in, its shares of Common Stock to the security agent for the benefit of the C&E Shareholders to secure the due and prompt performance by Swedish Match of its obligations upon the exercise by the C&E Shareholders of the Put Rights.

              Section 5.5. NON-COMPETITION; NON-SOLICITATION. (a) At all times during the Restricted Period, neither Principal C&E Shareholder shall, directly and indirectly, (i) become employed by, (ii) engage in business with, (iii) serve as an agent or consultant to, or (iv) become a partner, member, principal or stockholder (other than a holder of less than 5% of any outstanding publicly held security) of, any Person that competes in any material way with any part of the business of the Company or any Subsidiary. Each Principal C&E Shareholder agrees and acknowledges that the Company and the Subsidiaries are engaged in business in each of the states of the United States and throughout the world.

              (b) At all times during the Restricted Period, neither Principal C&E Shareholder shall, directly and indirectly, for his own account or for the account of any other Person, (i) solicit for employment, employ or otherwise interfere with the relationship of the Company or any Subsidiary with any person throughout the world who is or was employed by or otherwise engaged to perform services for the Company or any Subsidiary other than any such solicitation or employment on behalf of the Company or any Subsidiary, or (ii) induce any employee of the Company or any Subsidiary who is a member of management to engage in any activity which the Principal C&E Shareholder is prohibited from engaging in under this Section 5.5 or to terminate his employment with the Company or such Subsidiary.

              (c) At all times during the Restricted Period, neither Principal C&E Shareholder shall, directly and indirectly, for his own account or for the account of any other Person, solicit or otherwise attempt to establish any business relationship with any Person, which is or was a supplier, customer, client or distributor of the Company or any Subsidiary, with respect to any business or activity that competes or would compete, directly or indirectly, in any material way with any part of the business of the Company or any Subsidiary.

              (d) Each Principal C&E Shareholder acknowledges and agrees that
         (i) the covenants, obligations and agreements of such Principal C&E Shareholder contained in this Section 5.5 relate to special, unique and extraordinary matters, (ii) Swedish Match is and will be relying on such covenants in connection with purchases of C&E Shares pursuant to the Put Rights or Call Rights, and (iii) a violation of any of the terms of such covenants, obligations or agreements will cause the Company and Swedish Match irreparable injury for which adequate remedies are not available at law. Therefore, each Principal C&E Shareholder agrees that the Company and Swedish Match shall be entitled to an injunction, restraining order or such other equitable relief (without the requirement to post bond) as a court of competent jurisdiction may deem necessary or appropriate to restrain such Principal C&E Shareholder from committing any violation of such covenants, obligations or agreements. These injunctive remedies are cumulative and in addition to any other rights and remedies the Company and Swedish Match may have.

              Section 5.6. FURTHER ASSURANCES. Each Shareholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional documents and instruments as the other parties may reasonably request to carry out the intent and purposes of this Agreement and consummate the transactions contemplated by this Agreement.


                                   ARTICLE VI
                                  MISCELLANEOUS

              Section 6.1. EFFECTIVENESS; TERMINATION. (a) Except for Article II, this Agreement shall be effective, and the rights and obligations of the parties under this Agreement shall commence, without any action or notice by any party, as of the Effective Time. No party shall have any right or obligation under this Agreement prior to the Effective Time, other than for any inaccuracy in or breach of any representation or warranty of such party in Article II.

              (b) This Agreement shall terminate without any action or notice by any party (i) upon the C&E Shareholders ceasing to own any shares of Common Stock, or (ii) at any time by written agreement of Swedish Match, the C&E Representative (on behalf of the C&E Shareholders) and the Company, or (iii) the termination of the Merger Agreement in accordance with the terms thereof; PROVIDED that, in the event of the termination of this Agreement pursuant to clause (i) or (ii) of this
         Section 6.1(b), the obligations of each Principal C&E Shareholders under Section 5.5, and Sections 6.2, 6.3, 6.6, 6.7, 6.8 and 6.9, shall survive such termination until the expiration of the Restricted Period for such C&E Principal Shareholder.

              Section 6.2. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY PRINCIPLES OR RULES OF CONFLICTS OF LAWS THEREOF.

              Section 6.3. JURISDICTION; WAIVER OF JURY TRIAL. (a) Each of the parties hereto irrevocably and unconditionally (i) agrees that any legal suit, action or proceeding brought by any party hereto arising out of or based upon this Agreement or the transactions contemplated hereby may be brought in the Courts of Delaware or the United States District Court for the District of Delaware (each, a "DELAWARE COURT"), (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in any Delaware Court, and any claim that any such action or proceeding brought in any Delaware Court has been brought in an inconvenient forum, and (iii) submits to the non-exclusive jurisdiction of Delaware Courts in any suit, action or proceeding. Each of the parties agrees that a judgment in any suit, action or proceeding brought in a Delaware Court shall be conclusive and binding upon it and may be enforced in any other courts to whose jurisdiction it is or may be subject, by suit upon such judgment.

              (b) Each of the parties agrees and acknowledges that any controversy that may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement, or the breach, termination or validity of this Agreement.

              Section 6.4. AMENDMENT, WAIVERS, ETC. Neither this Agreement nor any term hereof may be amended or otherwise modified other than by an instrument in writing signed by Swedish Match, the C&E Representative and the Company. No provision of this Agreement may be waived, discharged or terminated other than by an instrument in writing signed by the party against whom the enforcement of such waiver, discharge or termination is sought.

              Section 6.5. ASSIGNMENT; NO THIRD PARTY BENEFICIARIES. (a) This Agreement shall not be assignable or otherwise transferable by a party without the prior consent of the other parties, and any attempt to so assign or otherwise transfer this Agreement without such consent shall be void and of no effect; PROVIDED that (i) any Person acquiring shares of Common Stock in accordance with this Section 4.2 shall, upon the delivery of the documents contemplated by Section 4.2, become a "Shareholder", and if such Person is a Permitted Transferee of a C&E Shareholder, such Person shall also be deemed a "C&E Shareholder", and (ii) Swedish Match may, in its sole discretion, assign or transfer all or any of its rights, interests and obligations under this Agreement to any Permitted Transferee of Swedish Match, provided that no such assignment or transfer shall relieve Swedish Match of any liability under this Agreement, and Swedish Match shall be jointly and severally liable for the obligations of its Permitted Transferee under this Agreement.

              (b) This Agreement shall be binding upon the respective heirs, successors, legal representatives and permitted assigns of the parties hereto. Nothing in this Agreement shall be construed as giving any Person, other than the parties hereto and their heirs, successors, legal representatives and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof.

              Section 6.6. NOTICES. All notices, consents, requests, instructions, approvals and other communications provided for in this Agreement shall be in writing and shall be deemed validly given upon personal delivery or one day after being sent by overnight courier service or by telecopy (so long as for notices or other communications sent by telecopy, the transmitting telecopy machine records electronic conformation of the due transmission of the notice), at the following address or telecopy number, or at such other address or telecopy number as a party may designate to the other parties:

              (i)     if to Swedish Match to:

                      Swedish Match AB
                      SE-118 85 Stockholm
                      Sweden
                      Attn: Senior Vice President and Legal Counsel
                      Telecopy: (46-8) 720-7656

                      with a copy to:
                      Debevoise & Plimpton
                      875 Third Avenue
                      New York, New York  10022
                      Attn.:  Paul S. Bird
                      Telecopy: (1-212) 909-6836;

              (ii)    if to any C&E Shareholder to:

                      Edgar M. Cullman, Sr.
                      Edgar M. Cullman, Jr.
                      c/o General Cigar Holdings, Inc.
                      387 Park Avenue South
                      New York, New York   10016-8899
                      Fax: (1-212) 561-8791

                      with a copy to:
                      Latham & Watkins
                      885 Third Avenue
                      New York, New York 10022-4802
                      Attn:  R. Ronald Hopkinson
                      Telecopy:  (1-212) 751-4864

              (iii)   if to the Company to:

                      General Cigar Holdings, Inc.
                      387 Park Avenue South
                      New York, New York 10016-8899
                      Attn.: General Counsel
                      Telecopy: (1-212) 561-8791

              Section 6.7. REMEDIES. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law.

              Section 6.8. SPECIFIC PERFORMANCE. Each of the parties hereto acknowledges that there may be no adequate remedy at law for the failure by such party to comply with the provisions of this Agreement and that such failure would cause immediate harm that would not be adequately compensable in damages. Accordingly, each of the parties hereto agrees that its agreement contained herein may be specifically enforced without the requirement of posting a bond or other security, in addition to all other remedies available to the parties hereto under this Agreement.

              Section 6.9. SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties hereto to the maximum extent possible. In any event, the invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

              Section 6.10. INTEGRATION. This Agreement, including the Schedules hereto, the Stock Purchase Agreement and the C&E Voting Agreement constitute the full and entire understanding and agreement of the parties with respect to the subject matter hereof and thereof and supersede any and all prior understandings or agreements relating to the subject matter hereof and thereof.

              Section 6.11. SECTION HEADINGS. The article and section headings of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

              Section 6.12. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

              Section 6.13. INDEMNITY. The C&E Shareholders, severally and not jointly, hereby agree to, and shall, indemnify the C&E Representative and hold the C&E Representative harmless from and against any and all loss, cost, liability, expense, claims, injuries, or other detriment (including without limitation payment of court costs and attorneys' fees) that the C&E Representative shall incur from or with respect to its performance under this Agreement except to the extent caused by the C&E Representative's intentionally wrongful conduct or negligence.

              IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and date above written.

                                  GENERAL CIGAR HOLDING, INC.

                                  By: /s/Edgar M. Cullman
                                     ---------------------------------
                                     Name:
                                     Title:

                                  SWEDISH MATCH AB

                                  By: /s/Edgar M. Cullman, Jr.
                                     ---------------------------------
                                     Name:
                                     Title:

Each of the undersigned hereby acknowledges and accepts his appointment as a C&E
Representative pursuant to Section 5.1(a):


/s/Edgar M. Cullman
------------------------
Edgar M. Cullman


/s/Edgar M. Cullman, Jr.
------------------------
Edgar M. Cullman, Jr.

I.       TRUSTS OF WHICH LOUISE B. CULLMAN IS A TRUSTEE


                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
2.       Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         John L. Ernst:                                                    4,890         1             13-6100132


3.       Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         John L. Ernst:                                                   13,696                       13-6100135

7.       Trust Created by Susan B. Ernst
         Dated 1/6/53 For The Benefit of John L. Ernst
         Descendants:                                                     11,469                       13-6100141

8.       Trust Created by Susan B. Ernst
         Dated 4/9/52 For the Benefit of John L. Ernst
         Descendants:                                                     19,400                       13-6100138

9.       Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For the Benefit of John L. Ernst
         Descendants:                                                     14,199                       13-6100143

10.      Trust Created U/C/O/W Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                     21,098         1             13-6387289

11.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                    173,990                       13-6100148

14.      Trust Created by Susan B. Ernst
         Dated 4/9/52 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     17,088                       13-1000139

15.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of Carolyn S. Fabrici:              6,223                       13-6100136

16.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of Carolyn S. Fabrici:             6,735                       13-6100130

17.      Trust Created by Susan B. Ernst
         Dated 1/6/53 For The Benefit of Carolyn S. Fabrici
         Descendants                                                      52,017         1             13-6100139



18.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     15,675         1             13-6100144

19.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                    173,990                       13-6100149

23.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of Dorothy P. Ernst :             17,666                       13-6100134

24.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of Dorothy P. Ernst:              17,666                       13-6100131

28.      Trust Created by Rita G. Bloomingdale
         Dated 11/27/31 For The Benefit of
         Louise B. Cullman                                               133,367                       13-6045860

30.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Lucy C. Danziger:                                               129,775         1             13-6102584

31.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Lucy C. Danziger                                                 24,086         1             13-6103585

32.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         Lucy C. Danziger:                                               171,234                       13-6102586

33.      Trust Created by Louise B. Cullman
         Dated 12/16/43 For The Benefit of
         Lucy C. Danziger:                                                98,976         1             13-6102581

34.      Trust Created U/W/O Frances W. Cullman
         Dated 7/23/59 For The Benefit of
         Lucy C. Danziger:                                                77,441         1             13-6102593

41.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Lucy C. Danziger Descendants:                                   108,471         1             13-6102590

42.      Trust Created by U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of
         Lucy C. Danziger Descendants:                                    85,479         1             13-6102592

43.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Lucy C. Danziger Descendants:                                    48,145         1             13-6100167

55.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Edgar M. Cullman, Jr.:                                           11,165         1             13-6102595


56.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Edgar M. Cullman, Jr.:                                           44,340                       13-6102596

57.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of

         Edgar M. Cullman, Jr.:                                          178,667                       113-6102597

58.      Trust Created U/W/O Frances W. Cullman
         Dated 7/23/59 For The Benefit of
         Edgar M. Cullman, Jr:                                            61,215         1             13-6102603

66.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               68,497         1             13-6100165

67.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              152,260         1             13-6102601

68.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of
         Edgar M. Cullman, Jr. Descendants                                90,387         1             13-6102602

76.      Trust Created by Samuel J. & Rita G. Bloomingdale
         Dated 1/10/50 For The Benefit of
         Susan R. Cullman                                                226,190                       13-6102604

77.      Trust Created by Edgar M. Cullman & Louise B. Cullman
         Dated 3/21/50 For The Benefit of
         Susan R. Cullman                                                 83,194         1             13-6102605

78.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Susan R. Cullman, Trustees:                                     115,584         1             13-6102606

79.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Susan R. Cullman:                                                52,635         1             13-6102607

80.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         Susan R. Cullman:                                               178,222         1             13-6102591

81.      Trust Created U/W/O Frances W. Cullman
         Dated 7/23/59 For The Benefit of
         Susan R. Cullman:                                                88,973         1             13-6102613

83.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Susan R. Cullman Descendants:                                    63,127         1             13-6100169


84.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Susan R. Cullman Descendants:                                   168,762         1             13-6102611

85.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of
         Susan R. Cullman Descendants:                                    76,419         1             13-6102612


                                                                  /s/ Louise B. Cullman
                                                                  -------------------------------------
                                                                  Louise B. Cullman, not in her individual
                                                                  capacity but solely as a trustee of the
                                                                  above named trusts

27.      Louise B. Cullman - personal                                    459,716                       ###-##-####


                                                                  /s/ Louise B. Cullman
                                                                  -----------------------------------
                                                                  Louise B. Cullman, in her individual capacity


II.      TRUSTS OF WHICH EDGAR M. CULLMAN IS A TRUSTEE


                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
10.      Trust Created U/C/O/W Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                     21,098         1             13-6387289

11.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                    173,990                       13-6100148

18.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     15,675         1             13-6100144

20.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                    173,990                       13-6100149

26.      Trust Created U/W/O Joseph F. Cullman, Jr.
         Dated 6/30/50 For The Benefit of
         Edgar M. Cullman:                                               339,854                       13-6828719

30.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Lucy C. Danziger:                                               129,775         1             13-6102584

31.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Lucy C. Danziger:                                                24,086         1             13-6103585

32.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         Lucy C. Danziger:                                               171,234                       13-6102586

33.      Trust Created by Louise B. Cullman
         Dated 12/16/43 For The Benefit of
         Lucy C. Danziger:                                                98,976         1             13-6102581

34.      Trust Created U/W/O Frances W. Cullman
         Dated 7/23/59 For The Benefit of
         Lucy C. Danziger:                                                77,441         1             13-6102593

44.      Trust Created by Samuel J. Bloomingdale
         Dated 4/15/66 For The Benefit of
         David M. Danziger:                                               55,676         1             13-6214196

45.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Lucy C. Danziger Descendants:                                   108,471         1             13-6102590


46       Trust Created by U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of
         Lucy C. Danziger Descendants:                                    85,479         1             13-6102592

47.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Lucy C. Danziger Descendants:                                    31,118         1             13-6102589

48.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Lucy C. Danziger Descendants:                                    46,233         1             13-6102587

50.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Lucy C. Danziger Descendants:                                   115,335         1             13-6102588

55.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Edgar M. Cullman, Jr.:                                          111,165         1             13-6102595

56.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Edgar M. Cullman, Jr.:                                           44,340                       13-6102596

57.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         Edgar M. Cullman, Jr.:                                          178,667         1             13-6102597

58.      Trust Created U/W/O Frances W. Cullman
         Dated 7/23/59 For The Benefit of
         Edgar M. Cullman, Jr.:                                           61,215         1             13-6102603

68.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              220,064         1             13-6102599

70.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               53,898         1             13-6102600

71.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              152,260         1             13-6102601

72.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               90,387         1             13-6102602

73.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                                7,877                       13-6102598

76.      Trust Created by Samuel J. & Rita G.Bloomingdale
         Dated 1/10/50 For The Benefit of
         Susan R. Cullman:                                               226,190                       13-6102604


77.      Trust Created by Edgar M. Cullman & Louise B. Cullman
         Dated 3/21/50 For The Benefit of
         Susan R. Cullman:                                                83,194         1             13-6102605

78.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Susan R. Cullman:                                               115,584         1             13-6102606

79.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Susan R. Cullman:                                                52,635         1             13-6102607

80.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         Susan R. Cullman:                                               178,222         1             13-6102591

81.      Trust Created U/W/O Frances W. Cullman
         Dated 7/23/59 For The Benefit of
         Susan R. Cullman:                                                88,973         1             13-6102613

85.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Susan R. Cullman Descendants:                                   116,847         1             13-6102608

86.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Susan R. Cullman Descendants:                                   159,498                       3-6102609

88.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Susan R. Cullman Descendants:                                    60,459         1             13-6102610

89.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Susan R. Cullman Descendants:                                   168,762         1             13-6102611

90.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of
         Susan R. Cullman Descendants:                                    76,419         1             13-6102612


                                                              /s/ Edgar M. Cullman
                                                              ---------------------------------------
                                                              Edgar M. Cullman, not in his individual
                                                              capacity but solely as a trustee of the
                                                              above named trusts.

25.      Edgar M. Cullman - personal                                     494,071       101             ###-##-####


                                                               /s/ Edgar M. Cullman
                                                               --------------------------------------------
                                                               Edgar M. Cullman, in his individual capacity


92.      Samuel J. Bloomingdale Foundation                                87,319                       13-6099790

93.      Louise B. & Edgar M. Cullman Foundation                          28,451                       13-6100041

95.      Justus Heijmans Foundation                                          889                       13-6272082


                                                              /s/ Edgar M. Cullman
                                                              ---------------------------------------
                                                              Edgar M. Cullman, not in his individual
                                                              capacity but solely as President for
                                                              the above named Foundations.


III.     TRUSTS OF WHICH LUCY C. DANZIGER IS A TRUSTEE



                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
26.      Trust Created U/W/O Joseph F. Cullman, Jr.
         Dated 6/30/50 For The Benefit of
         Edgar M. Cullman:                                               339,854                       13-6828719

30.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Lucy C. Danziger:                                               129,775         1             13-6102584

31.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Lucy C. Danziger:                                                24,086         1             13-6103585

32.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         Lucy C. Danziger:                                               171,234                       13-6102586

37.      Trust Created by Edgar M. Cullman
         Dated 12/26/72 For The Benefit of
         Rebecca D. Gamzon:                                               80,020         1             13-6585287

39.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Rebecca D. Gamzon:                                               72,018         1             13-6737018

41.      Trust Created by Edgar M. Cullman
         Dated 12/26/72 For The Benefit of
         David M. Danziger:                                               79,131         1             13-6585286

43.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         David M. Danziger:                                               71,129         1             13-6737013

44.      Trust Created by Samuel J. Bloomingdale
         Dated 4/15/66 For The Benefit of
         David M. Danziger:                                               55,676         1             13-6214196

45.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Lucy C. Danziger Descendants:                                   108,471         1             13-6102590

46.      Trust Created by U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of
         Lucy C. Danziger Descendants :                                   85,479         1             13-6102592

47.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Lucy C. Danziger Descendants:                                    31,118         1             13-6102589


48.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Lucy C. Danziger Descendants:.                                   46,233         1             13-6102587

49.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Lucy C. Danziger Descendants:                                    48,145         1             13-6100167

50.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Lucy C. Danziger Descendants:                                   115,335         1             13-6102588

60.      Trust Created by Edgar M. Cullman,Jr.
         Dated 12/25/76 For The Benefit of
         Edgar M. Cullman, III:                                           32,008         1             13-6736143

61.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Edgar M. Cullman, III:                                           90,689         1             13-6737012

63.      Trust Created by Edgar M. Cullman, Jr.
         Dated 12/25/76 For The Benefit of
         Samuel B. Cullman:                                               32,008         1             13-6736142

64.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Samuel B. Cullman:                                               90,689         1             13-6737011

66.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Georgina D. Cullman:                                             88,911         1             13-6737017

67.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              173,270         1             13-6102598

68.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              220,064         1             13-6102599

69.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               68,497         1             13-6100165

70.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               53,898         1             13-6102600

71.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              152,260         1             13-6102601

73.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                                7,877                       13-6102598


83.      Trust Created by Susan R. Cullman
         Dated 12/25/76 For The Benefit of
         Carolyn B. Sicher:                                               62,237         1             13-6736147

84.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Carolyn B. Sicher:                                               71,129         1             13-6736170

85.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Susan R. Cullman Descendants:                                   116,847         1             13-6102608

86.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Susan R. Cullman Descendants:                                   159,498                       13-6102609

87.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Susan R. Cullman Descendants:                                    63,127         1             13-6100169

88.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Susan R. Cullman Descendants:                                    60,459         1             13-6102610

89.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Susan R. Cullman Descendants:                                   168,762         1             13-6102611


                                                              /s/ Lucy C. Danziger
                                                              ---------------------------------------
                                                              Lucy C. Danziger, not in her individual
                                                              capacity but solely as a trustee of
                                                              the above named trusts.

29.      Lucy C. Danziger - personal                                     363,834         1             ###-##-####


                                                               /s/ Lucy C. Danziger
                                                               --------------------------------------------
                                                               Lucy C. Danziger, in her individual capacity


91.      B. Bros. Realty Limited Partnership
         Lucy C. Danziger & John L. Ernst
         General Partners                                              1,039,338         1             13-3313591


                                                              /s/ Lucy C. Danziger
                                                              ---------------------------------------
                                                              Lucy C. Danziger, not in her individual
                                                              capacity but sole as General Partner
                                                              for the above named Partnership


IV.      TRUSTS OF WHICH EDGAR M. CULLMAN, JR. IS A TRUSTEE


                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
19.      Trust Created U/C/O/W Richard C. Ernst
         Dated 6/19/84 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     26,655         1             13-6896905

21.      Trust Created U/W/O Susan B. Ernst
         Dated 4/19/81 For The Benefit of Carolyn S. Fabrici
         Family:                                                           8,891                       13-6810526

26.      Trust Created U/W/O Joseph F. Cullman, Jr.
         Dated 6/30/50 For The Benefit of
         Edgar M. Cullman:                                               339,854                       13-6828719

34.      Trust Created U/W/O Frances W. Cullman
         Dated 7/23/59 For The Benefit of
         Lucy C. Danziger:                                                77,441         1             13-6102593

37.      Trust Created by Edgar M. Cullman
         Dated 12/26/72 For The Benefit of
         Rebecca D. Gamzon:                                               80,020         1             13-6585287

38       Trust Created by Lucy C. Danziger
         Dated 12/25/76 For The Benefit of
         Rebecca D. Gamzon:                                               14,225         1             13-6736178

39.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Rebecca D. Gamzon:                                               72,018         1             13-6737018

41.      Trust Created by Edgar M. Cullman
         Dated 12/26/72 For The Benefit of
         David M. Danziger:                                               79,131         1             13-6585286

42.      Trust Created by Lucy C. Danziger
         Dated 12/25/76 For The Benefit of
         David M. Danziger:                                               14,225         1             13-6736410

43.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         David M. Danziger:                                               71,129         1             13-6737013

45.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Lucy C. Danziger Descendants:                                   108,471         1             13-6102590

47.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Lucy C. Danziger Descendants:                                    31,118         1             13-6102589


48.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Lucy C. Danziger Descendants:                                    46,233         1             13-6102587

49.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Lucy C. Danziger Descendants:                                    48,145         1             13-6100167

50.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Lucy C. Danziger Descendants:                                    15,335         1             13-6102588

55.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Edgar M. Cullman, Jr.:                                          111,165         1             13-6102595

56.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Edgar M. Cullman, Jr.:                                           44,340                       13-6102596

57.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         Edgar M. Cullman, Jr.:                                          178,667         1             13-6102597

58.      Trust Created U/W/O Frances W. Cullman
         Dated 7/23/59 For The Benefit of
         Edgar M. Cullman, Jr.:                                           61,215         1             13-6102603

61.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Edgar M. Cullman, III:                                           90,689         1             13-6737012

64.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Samuel B. Cullman:                                               90,689         1             13-6737011

66.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Georgina D. Cullman:                                             88,911         1             13-6737017

67.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                             173,270          1             13-6102598

68.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              220,064         1             13-6102599

69.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               68,497         1             13-6100165

70.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               53,898         1             13-6102600


71.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              152,260         1             13-6102601

72.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               90,387         1             13-6102602

73.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                                7,877                       13-6102598

81.      Trust Created U/W/O Frances W. Cullman
         Dated 7/23/59 For The Benefit of
         Susan R. Cullman:                                                88,973         1             13-6102613

83.      Trust Created by Susan R. Cullman
         Dated 12/25/76 For The Benefit of
         Carolyn B. Sicher:                                               62,237         1             13-6736147

84.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Carolyn B. Sicher:                                               71,129         1             13-6736170

85.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Susan R. Cullman Descendants:                                   116,847         1             13-6102608

86.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Susan R. Cullman Descendants:                                   159,498                       13-6102609

87.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Susan R. Cullman Descendants:                                    63,127         1             13-6100169

88.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Susan R. Cullman Descendants:                                    60,459         1             13-6102610


                                                              /s/ Edgar M. Cullman
                                                              ----------------------------------
                                                              Edgar M. Cullman, Jr. not in his individual
                                                              capacity but solely as a trustee of
                                                              the above named trusts.


54.      Edgar M. Cullman, Jr. - personal                                539,252         1             ###-##-####

                                                                  /s/ Edgar M. Cullman
                                                                  -------------------------------------------
                                                                  Edgar M. Cullman, in his individual capacity


V.       TRUSTS OF WHICH SUSAN R. CULLMAN IS A TRUSTEE:


                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
26.      Trust Created U/W/O Joseph F. Cullman, Jr.
         Dated 6/30/50 For The Benefit of
         Edgar M. Cullman:                                               339,854                       13-6828719

38.      Trust Created by Lucy C. Danziger
         Dated 12/25/76 For The Benefit of
         Rebecca D. Gamzon:                                               14,225         1             13-6736178

39.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Rebecca D. Gamzon:                                               72,018         1             13-6737018

42.      Trust Created by Lucy C. Danziger
         Dated 12/25/76 For The Benefit of
         David M. Danziger:                                               14,225         1             13-6736410

43.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         David M. Danziger:                                               71,129         1             13-6737013

47.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Lucy C. Danziger Descendants:                                    31,118         1             13-6102589

48.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Lucy C. Danziger Descendants:                                    46,233         1             13-6102587

49.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Lucy C. Danziger Descendants:                                    48,145         1             13-6100167

50.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Lucy C. Danziger Descendants:                                   115,335         1             13-6102588

60.      Trust Created by Edgar M. Cullman,Jr.
         Dated 12/25/76 For The Benefit of
         Edgar M. Cullman, III:                                           32,008         1             13-6736143

61.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Edgar M. Cullman, III:                                           90,689         1             13-6737012


64.      Trust Created by Edgar M. Cullman, Jr.
         Dated 12/25/76 For The Benefit of
         Samuel B. Cullman:                                               32,008         1             13-6736142

65.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Samuel B. Cullman:                                               90,689         1             13-6737011

66.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Georgina D. Cullman:                                             88,911         1             13-6737017

67.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              173,270         1             13-6102598

68.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              220,064         1             13-6102599

69.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               68,497         1             13-6100165

70.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               53,898         1             13-6102600

73.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                                7,877         1             13-6102598

76.      Trust Created by Samuel J. & Rita G. Bloomingdale
         Dated 1/10/50 For The Benefit of
         Susan R. Cullman:                                               226,190                       13-6102604

77.      Trust Created by Edgar M. Cullman & Louise B. Cullman
         Dated 3/21/50 For The Benefit of
         Susan R. Cullman:                                                83,194         1             13-6102605

78.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Susan R. Cullman:                                               115,584         1             13-6102606

79.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Susan R. Cullman:                                                52,635         1             13-6102607

80.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         Susan R. Cullman:                                               178,222         1             13-6102591

84.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of


VII.     TRUSTS OF WHICH JOHN L. ERNST IS A TRUSTEE


                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
2.       Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         John L. Ernst:                                                    4,890         1             13-6100132


3.       Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         John L. Ernst:                                                   13,696                       13-6100135

7.       Trust Created by Susan B. Ernst
         Dated 1/6/53 For The Benefit of John L. Ernst
         Descendants:                                                     11,469                       13-6100141

8.       Trust Created by Susan B. Ernst
         Dated 4/9/52 For the Benefit of John L. Ernst
         Descendants:                                                     19,400                       13-6100138

9.       Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For the Benefit of John L. Ernst
         Descendants:                                                     14,199                       13-6100143

10.      Trust Created U/C/O/W Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                     21,098         1             13-6387289

11.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                    173,990                       13-6100148

12.      Trust Created U/W/P Susan B. Ernst
         Dated 4/19/81 For The Benefit of John L. Ernst
         Family:                                                          33,155         1             13-6810525

14.      Trust Created by Susan B. Ernst
         Dated 4/9/52 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     17,088                       13-1000139

15.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of Carolyn S. Fabrici:              6,223                       13-6100136

16.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of Carolyn S. Fabrici:             6,735                       13-6100130

17.      Trust Created by Susan B. Ernst
         Dated 1/6/53 For The Benefit of Carolyn S. Fabrici
         Descendants                                                      52,017         1             13-6100139



VIII.    TRUST OF WHICH ALEXANDRA ERNST IS A TRUSTEE


                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
2.       Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         John L. Ernst:                                                    4,890         1             13-6100132


3.       Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         John L. Ernst:                                                   13,696                       13-6100135

7.       Trust Created by Susan B. Ernst
         Dated 1/6/53 For The Benefit of John L. Ernst
         Descendants:                                                     11,469                       13-6100141

8.       Trust Created by Susan B. Ernst
         Dated 4/9/52 For the Benefit of John L. Ernst
         Descendants:                                                     19,400                       13-6100138

9.       Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For the Benefit of John L. Ernst
         Descendants:                                                     14,199                       13-6100143

10.      Trust Created U/C/O/W Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                     21,098         1             13-6387289

11.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                    173,990                       13-6100148

14.      Trust Created by Susan B. Ernst
         Dated 4/9/52 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     17,088                       13-1000139

15.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of Carolyn S. Fabrici:              6,223                       13-6100136

16.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of Carolyn S. Fabrici:             6,735                       13-6100130

17.      Trust Created by Susan B. Ernst
         Dated 1/6/53 For The Benefit of Carolyn S. Fabrici
         Descendants                                                      52,017         1             13-6100139

18.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     15,675         1             13-6100144


23.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of Dorothy P. Ernst:              17,666                       13-6100134

24.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of Dorothy P. Ernst:              17,666                       13-6100131


                                                              /s/ Alexandra Ernst
                                                              --------------------------------------
                                                              Alexandra Ernst, not in her individual
                                                              capacity but solely as a trustee of the
                                                              above named trusts.

4.       Alexandra Ernst - personal                                        6,881                       ###-##-####


                                                              /s/ Alexandra Ernst
                                                              -------------------------------------------
                                                              Alexandra Ernst, in her individual capacity


18.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     15,675         1             13-6100144

19.      Trust Created U/C/O/W Richard C. Ernst
         Dated 6/19/84 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     26,655         1             13-6896905

20.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                    173,990                       13-6100149

21.      Trust Created U/W/O Susan B. Ernst
         Dated 4/19/81 For The Benefit of Carolyn S. Fabrici
         Family:                                                           8,891                       13-6810526

23.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of Dorothy P. Ernst:              17,666                       13-6100134

24.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of Dorothy P. Ernst:              17,666                       13-6100131

38.      Trust Created by Lucy C. Danziger
         Dated 12/25/76 For The Benefit of
         Rebecca D. Gamzon:                                               14,225         1             13-6736178

42.      Trust Created by Lucy C. Danziger
         Dated 12/25/76 For The Benefit of
         David M. Danziger:                                               14,225         1             13-6736410

60.      Trust Created by Edgar M. Cullman,Jr.
         Dated 12/25/76 For The Benefit of
         Edgar M. Cullman, III:                                           32,008         1             13-6736143

63.      Trust Created by Edgar M. Cullman, Jr.
         Dated 12/25/76 For The Benefit of
         Samuel B. Cullman:                                               32,008         1             13-6736142

83.      Trust Created by Susan R. Cullman
         Dated 12/25/76 For The Benefit of
         Carolyn B. Sicher:                                               62,237         1             13-6736147


                                                               /s/ John L. Ernst
                                                               ------------------------------------
                                                               John L. Ernst, not in his individual
                                                               capacity but solely as a trustee of
                                                               the above named trusts


1.       John L. Ernst - personal                                         26,673         1             ###-##-####

                                                               /s/ John L. Ernst
                                                               -----------------------------------------
                                                               John L. Ernst, in his individual capacity

5.       Jessica P. Ernst - personal                                       5,556                       101-66-910

                                                                /s/ John L. Ernst
                                                                --------------------------------------------------
                                                                John L. Ernst, not in his individual capacity, but
                                                                as Parent of the above named minor child

22.      Dorothy P. Ernst - personal
         John L. Ernst, Guardian                                          11,909         1             065-38-791


                                                               /s/ John L. Ernst
                                                               -------------------------------------
                                                               John L. Ernst, not in his individual
                                                               capacity but solely as Guardian for the
                                                               above named individual


         Carolyn B. Sicher:                                               71,129         1             13-6736170

85.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Susan R. Cullman Descendants:                                   116,847         1             13-6102608

86.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Susan R. Cullman Descendants:                                   159,498                       13-6102609

87.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Susan R. Cullman Descendants:                                    63,127         1             13-6100169

88.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Susan R. Cullman Descendants:                                    60,459         1             13-6102610

89.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Susan R. Cullman Descendants:                                   168,762         1             13-6102611

90.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of
         Susan R. Cullman Descendants:                                    76,419         1             13-6102612



                                                              /s/ Susan R. Cullman
                                                              --------------------------------------------
                                                              Susan R. Cullman, not in her individual
                                                              capacity but solely as a trustee of the above
                                                              named trusts

75.      Susan R. Cullman - personal                                     390,165                       ###-##-####


                                                              /s/ Susan R. Cullman
                                                              ---------------------------------------------
                                                              Susan R. Cullman, in her individual capacity


VI.      TRUSTS OF WHICH CAROLYN S. FABRICI IS A TRUSTEE


                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
10.      Trust Created U/C/O/W Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                     21,098         1             13-6387289

11.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                    173,990                       13-6100148

14.      Trust Created by Susan B. Ernst
         Dated 4/9/52 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     17,088                       13-1000139

15.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of Carolyn S. Fabrici:              6,223                       13-6100136

16.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of Carolyn S. Fabrici:             6,735                       13-6100130

17.      Trust Created by Susan B. Ernst
         Dated 1/6/53 For The Benefit of Carolyn S. Fabrici
         Descendants                                                      52,017         1             13-6100139

18.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                      5,675         1             13-6100144

19.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     26,655         1             13-6896905

20.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                    173,990                       13-6100149


23.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of Dorothy P. Ernst :             17,666                       13-6100134

24.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of Dorothy P. Ernst:              17,666                       13-6100131



                                                               /s/ Carolyn S. Fabrici
                                                              -----------------------------------------
                                                              Carolyn S. Fabrici, not in her individual
                                                              capacity but solely as a trustee of the
                                                              above named trusts.

13.      Carolyn S. Fabrici - personal                                   106,062                       ###-##-####



                                                              /s/ Carolyn S. Fabrici
                                                              ---------------------------------------------
                                                              Carolyn S. Fabrici, in her individual capacity


IX.      TRUSTS OF WHICH FREDERICK M. DANZIGER IS A TRUSTEE



                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
12.      Trust Created U/W/O Susan B. Ernst
         Dated 4/19/81 For The Benefit of John L. Ernst
         Family:                                                          33,155         1             13-6810525

19.      Trust Created U/C/O/W Richard C. Ernst
         Dated 6/19/84 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     26,655         1             13-6896905

36.      Trust Created by Lucy C. Danziger
         Dated 12/24/69 For The Benefit of
         Rebecca D. Gamzon:                                              101,358         1             13-6345528

37.      Trust Created by Edgar M. Cullman
         Dated 12/26/72 For The Benefit of
         Rebecca D. Gamzon:                                               80,020         1             13-6585287

38.      Trust Created by Lucy C. Danziger
         Dated 12/25/76 For The Benefit of
         Rebecca D. Gamzon:                                               14,225         1             13-6736178

39.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Rebecca D. Gamzon:                                               72,018         1             13-6737018

41.      Trust Created by Edgar M. Cullman
         Dated 12/26/72 For The Benefit of
         David M. Danziger:                                               79,131         1             13-6585286

42.      Trust Created by Lucy C. Danziger
         Dated 12/25/76 For The Benefit of
         David M. Danziger:                                               14,225         1             13-6736410

43.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         David M. Danziger:                                               71,129         1             13-6737013

44.      Trust Created by Samuel J. Bloomingdale
         Dated 4/15/66 For The Benefit of
         David M. Danziger:                                               55,676         1             13-6214196

52.      Trust Created by Elsie B. Paskus
         Dated 8/26/64 For The Benefit of
         Frederick M. Danziger:                                            6,223                       13-6159963


53.      Trust Created by Elsie B. Paskus
         Dated 8/26/64 For The Benefit of
         Richard M. Danziger:                                             13,336                       13-6159970

66.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Georgina D. Cullman:                                             88,911         1             13-6737017



                                                     /s/ Frederick M. Danziger
                                                     --------------------------------------------
                                                     Frederick M. Danziger, not in his individual
                                                     capacity but solely as a trustee of the above
                                                     named trusts


51.      Frederick M. Danziger - personal                                 73,538                       ###-##-####


                                                     /s/ Frederick M. Danziger
                                                     ------------------------------------------------
                                                     Frederick M. Danziger in his individual capacity


TRUSTS OF WHICH ELISSA F. CULLMAN IS A TRUSTEE



                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
60.      Trust Created by Edgar M. Cullman,Jr.
         Dated 12/25/76 For The Benefit of
         Edgar M. Cullman, III:                                           32,008         1             13-6736143

61.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Edgar M. Cullman, III:                                           90,689         1             13-6737012

63.      Trust Created by Edgar M. Cullman, Jr.
         Dated 12/25/76 For The Benefit of
         Samuel B. Cullman:                                               32,008         1             13-6736142

64.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Samuel B. Cullman:                                               90,689         1             13-6737011



                                                                      /s/ Elissa F. Cullman
                                                                      ----------------------------------------
                                                                      Elissa F. Cullman, not in her individual
                                                                      capacity but solely as a trustee of the
                                                                      above named trusts

74.      Elissa F. Cullman - personal                                     75,574                       ###-##-####


                                                                      /s/ Elissa F. Cullman
                                                                      ---------------------------------------------
                                                                      Elissa F. Cullman, in her individual capacity


XI.      TRUSTS OF WHICH MARGOT P. ERNST IS A TRUSTEE


                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
2.       Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         John L. Ernst:                                                    4,890         1             13-6100132


3.       Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         John L. Ernst:                                                   13,696                       13-6100135

7.       Trust Created by Susan B. Ernst
         Dated 1/6/53 For The Benefit of John L. Ernst
         Descendants:                                                     11,469                       13-6100141

8.       Trust Created by Susan B. Ernst
         Dated 4/9/52 For the Benefit of John L. Ernst
         Descendants:                                                     19,400                       13-6100138

9.       Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For the Benefit of John L. Ernst
         Descendants:                                                     14,199                       13-6100143



                                                                      /s/ Margot P. Ernst
                                                                      -----------------------------------
                                                                      Margot P. Ernst, not in her individual
                                                                      capacity but solely as a trustee of the above
                                                                      named trusts


XII. TRUSTS OF WHICH RICHARD M. DANZIGER IS A TRUSTEE


                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
36.      Trust Created by Lucy C. Danziger
         Dated 12/24/69 For The Benefit of
         Rebecca D. Gamzon:                                              101,358         1             13-6345528

52.      Trust Created by Elsie B. Paskus
         Dated 8/26/64 For The Benefit of
         Frederick M. Danziger:                                            6,223                       13-6159963

53.      Trust Created by Elsie B. Paskus
         Dated 8/26/64 For The Benefit of
         Richard M. Danziger                                              13,336                       13-6159970



                                                                      /s/ Richard M. Danziger
                                                                      ---------------------------------------------
                                                                      Richard M. Danziger, not in his individual
                                                                      capacity but solely as a trustee of the above
                                                                      named trusts



                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
91.      B. Bros. Realty Limited Partnership
         Lucy C. Danziger & John L. Ernst
         General Partners                                              1,039,338         1             13-3313591


                                                                  /s/ Lucy C. Danziger
                                                                  ---------------------------------
                                                                  Lucy C. Danziger, as General Partner

                                                                  /s/ John L. Ernst
                                                                  ---------------------------------
                                                                  John L. Ernst, as General Partner


92.      Samuel J. Bloomingdale Foundation                                87,319                       13-6099790


                                                                  /s/ Susan R. Cullman
                                                                  -----------------------------------
                                                                  Susan R. Cullman, as President


93.      Louise B. & Edgar M. Cullman Foundation                          28,451                       13-6100041


                                                                  /s/ Susan R. Cullman
                                                                  ------------------------------------
                                                                  Susan R. Cullman, as President


95.      Justus Heijmans Foundation                                          889                       13-6272082


                                                                  /s/ Edgar M. Cullman
                                                                  -------------------------------------
                                                                  Edgar M. Cullman, as Trustee


94.      Richard C. & Susan B. Ernst Foundation                           53,560                       13-6153761


                                                                  /s/ John L. Ernst
                                                                  --------------------------------------
                                                                   John L. Ernst, as President



                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------

4.       Alexandra Ernst - personal                                        6,881                       ###-##-####

         /s/ Alexandra Ernst
         ---------------------------


6.       Matthew L. Ernst - personal                                       5,556                       ###-##-####

         /s/ Matthew L. Ernst
         ---------------------------


59.      Edgar M. Cullman, III - personal                                 60,431         1             ###-##-####

         /s/ Edgar M. Cullman
         ---------------------------


62.      Samuel B. Cullman - personal                                     83,550         1             ###-##-####

         /s/ Samuel B. Cullman
         ---------------------------


65.      Georgina D. Cullman - personal                                   34,577         1             ###-##-####

         /s/ Georgina D. Cullman
         ---------------------------


82.      Carolyn B. Sicher - personal                                     95,233         1             ###-##-####

         /s/ Carolyn B. Sicher
         ---------------------------


                                                                      EXHIBIT C


                            STOCK PURCHASE AGREEMENT

                  STOCK PURCHASE AGREEMENT (the "AGREEMENT"), dated as of January 19, 2000, between certain shareholders signatories hereto (each a "C&E SHAREHOLDER" and together the "C&E SHAREHOLDERS") of General Cigar Holdings, Inc., a Delaware corporation (the "COMPANY"), and Swedish Match AB, a Kingdom of Sweden corporation ("SWEDISH MATCH").


                                    RECITALS


                  A. Whereas, Swedish Match desires to purchase from C&E Shareholders and C&E Shareholders desire to sell to Swedish Match, an aggregate of 3.5 million shares of Class B Common Stock of the Company (the "STOCK PURCHASE").

                  B. Whereas concurrently with the execution and delivery of this Agreement Swedish Match, the Company and SM Merger Corporation, a Delaware corporation ("SM ACQUISITION"), are entering into an Agreement and Plan of Merger (the "MERGER AGREEMENT") which provides for the merger of SM Acquisition with and into the Company (the "MERGER").

                  C. All terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Merger Agreement.


                                    AGREEMENT


                  NOW, THEREFORE, In consideration of the mutual covenants and promises contained herein and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

I.   PURCHASE OF COMPANY SHARES

     1.1 SALE OF THE COMPANY SHARES. Upon the terms and subject to the conditions contained herein, at the Closing each C&E Shareholder shall sell, convey, transfer, assign and deliver to Swedish Match the shares of Class B Common Stock of the Company set forth with respect to such C&E Shareholder on Schedule A hereto (the "SHARES"), free and clear of all Liens (provided that the C&E Representative shall have the right, upon notice to Swedish Match, to modify the allocation of shares set forth on Schedule A among the C&E Shareholders prior to the Closing as long as (i) the aggregate number of Shares being sold by all the C&E Shareholders remains unchanged and (ii) Edgar M. Cullman, Sr. and Edgar M. Cullman, Jr., do not sell more than one third of their current holdings of shares of Class B Common Stock (owned directly or indirectly) pursuant to this Agreement.

     1.2 CONSIDERATION FOR THE SHARES. Upon the terms and subject to the conditions contained herein, at the Closing, Swedish Match shall pay to the C&E Shareholders $15.00 per Share, constituting an aggregate of $52.5 million (the " AGGREGATE PURCHASE PRICE").

     1.3 DELIVERY OF SHARES. At the Closing the C&E Representative will deliver to Swedish Match a duly issued and executed stock certificate, registered in the name of Swedish Match and representing all the Shares being sold hereunder.

     1.4 DELIVERY OF PURCHASE PRICE. At the Closing, Swedish Match will deliver to the C&E Representative the Aggregate Purchase Price in immediately available funds payable to the account designated by the C&E Representative. Swedish Match's obligations with respect to the delivery of the purchase price for the Shares shall terminate upon the delivery of the Aggregate Purchase Price in accordance with the first sentence of this Section 1.4, and the C&E Representative shall be solely responsible for the distribution to each C&E Shareholder of its portion of the Aggregate Purchase Price.

     1.5 THE CLOSING. The Closing of the purchase and sale of the Shares hereunder (the "CLOSING") shall occur immediately prior to consummation of the Merger, provided that all conditions precedent to consummation of the Merger (other than as agreed upon by Swedish Match and the C&E Representative) have been satisfied.

II.  SWEDISH MATCH'S REPRESENTATIONS AND WARRANTIES

     Swedish Match represents and warrants to the C&E Shareholders as of the Closing Date as follows:

     2.1 ORGANIZATION AND STANDING. Swedish Match is duly organized, validly existing and in good standing under the laws of the Kingdom of Sweden and has full corporate power and authority to conduct its business as it is presently being conducted and to own and lease its Assets.

     2.2 CORPORATE POWER; AUTHORIZATION. Swedish Match has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Swedish Match, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Swedish Match. This Agreement has been duly executed and delivered by Swedish Match and constitutes a valid and binding obligation of Swedish Match enforceable in accordance with its terms.

     2.3 NO CONFLICTS. Neither the execution and delivery of this Agreement by Swedish Match, nor the consummation of the transactions contemplated hereby and compliance with the terms hereof will violate, conflict with or result in a breach, or constitute a default (with or without notice or lapse of time or both) under any provision of, the articles of association of Swedish Match, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to Swedish Match or to Swedish Match's property or assets.

     2.4 FINANCING. Swedish Match has, or will have immediately prior to the Closing, sufficient funds to perform its obligations hereunder. Such funds (whether provided by Swedish Match or by a permitted designee, transferee or assignee of Swedish Match pursuant to SECTION 5.2 hereof) will not come from General Cigar Holdings, Inc., any of the subsidiaries of General Cigar Holdings, Inc., SM Acquisition Corporation, or debt whose acquisition or financing was based upon the profits or assets of General Cigar Holdings, Inc., any of the subsidiaries of General Cigar Holdings, Inc. or SM Acquisition Corporation.

III. SELLER'S REPRESENTATIONS AND WARRANTIES

     Each C&E Shareholder, severally (and not jointly) represents and warrants to Swedish Match as of the Closing Date as follows:

     3.1 AUTHORITY. Such C&E Shareholder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by such C&E Shareholder and constitutes a valid and binding obligation of such C&E Shareholder enforceable in accordance with its terms. If any C&E Shareholder is married and the Shares of such C&E Shareholder constitute community property or otherwise needs spousal or other approval for this Agreement to be legal, valid and binding with respect to such Shares, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, such C&E Shareholder's spouse, enforceable against such spouse in accordance with its terms. If such C&E Shareholder is a trust, no consent of any beneficiary is required for the execution and deliver of this Agreement or the consummation of the transactions contemplated hereby.

     3.2 NO CONFLICTS. None of (i) the execution and delivery of this Agreement;
(ii) the consummation of the transactions contemplated hereby; or (iii) compliance with the terms hereof will violate, conflict with or result in a breach, or constitute a default (with or without notice of lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to such C&E Shareholder or to such C&E Shareholder's property or assets.

     3.3 THE SHARES. Such C&E Shareholder is the record and beneficial owner of, or is trustee of a trust that is the record holder of and whose beneficiaries are the beneficial owners of, and has good and marketable title to, the Shares set forth opposite such C&E Shareholder's name on Schedule A hereto, free and clear of any mortgage, lien, pledge, charge, encumbrance, security interest or other adverse claim (collectively "LIENS"). To the best of such C&E Shareholder' knowledge each such Share has been duly authorized and validly issued and is fully paid and non-assessable. Upon delivery of the stock certificates therefor at the Closing in accordance with Section 1.3, Swedish Match or its designee will acquire good, valid and marketable title to the Shares, free and clear of all Liens. Each C&E Shareholder has the sole right to vote, or to dispose, of such Shares, and none of such Shares is subject to any agreement, arrangement or restriction with respect to the voting of such Shares. Except for the this Agreement and the C&E Voting Agreement, (i) there are, and as of the Closing there will be no agreements or arrangements of any kind, contingent or otherwise, obligating any C&E Shareholder to sell, transfer, assign, grant a participation interest in, option pledge, hypothecate or otherwise dispose or encumber (each, a "TRANSFER"), or cause to be Transferred, any of the Shares, and (ii) no Person has any contractual or other right or obligation to purchase or otherwise acquire any of the Shares.

IV.  CONDITIONS TO THE STOCK PURCHASE

     4.1 CONDITIONS TO THE OBLIGATIONS OF EACH PARTY. The obligations of the C&E Shareholders, on the one hand, and Swedish Match on the other hand, to consummate the transactions contemplated hereby at the Closing are subject to the satisfaction, on or prior to the Closing Date, of each of the conditions set forth in Article VII of the Merger Agreement (other than as agreed upon by Swedish Match and the C&E Representative). In addition unless waived by Swedish Match, the obligation of Swedish Match to consummate the transactions contemplated hereby will be subject to all representations and warranties of the C&E Shareholders contained in this Agreement being true and correct in all material respects when made and as of the date of the Closing.

V.   MISCELLANEOUS

     5.1 AMENDMENT. This Agreement may be amended, modified or supplemented only by a written instrument executed by the C&E Representative (on behalf of the C&E Shareholders) and Swedish Match.

     5.2 ASSIGNMENT. Swedish Match may, in its sole discretion, assign or transfer all or any of its rights, interests and obligations under this Agreement to any of its Subsidiaries, PROVIDED, that Swedish Match shall not assign or transfer any of its rights, interests or obligations under this Agreement to General Cigar Holdings, Inc. or SM Acquisition and PROVIDED FURTHER, that no such permissible assignment or transfer shall relieve Swedish Match of any liability under this Agreement and Swedish Match shall be jointly and severally liable for the obligations of its transferee or assignee under this Agreement.

     5.3 APPLICABLE LAW; CONSENT TO JURISDICTION. This Agreement shall be construed and enforced in accordance with, and be governed by, the internal laws of the State of New York, without regard to its choice of law rules, and the parties consent to the exclusive jurisdiction of the federal and state courts located in the city of New York to resolve any dispute relating to this Agreement.

     5.4 TERMINATION. This agreement shall terminate upon the termination of the Merger Agreement, and no part of this Agreement shall survive such termination.

     5.5 SURVIVABILITY. The representations and warranties contained in this Agreement shall survive the Closing.

     5.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts; each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

     5.7 STOCK TRANSFER TAXES. Any applicable stock transfer taxes shall be paid by the C&E Shareholders.

     5.8 C&E REPRESENTATIVE. Each C&E Shareholder hereby designates and appoints each of Edgar M. Cullman, Sr. and Edgar M. Cullman, Jr., acting jointly or individually, as its attorney(s)-in-fact with full power of substitution for each of them (each, a "C&E REPRESENTATIVE"), to serve as the representative(s) of each such C&E Shareholder to perform all such acts as are required, authorized or contemplated by this Agreement to be performed by such person and hereby acknowledges that the C&E Representatives shall be the only persons authorized to take any action so required, authorized or contemplated by this Agreement by each such C&E Shareholder. Each such C&E Shareholder further acknowledges that the foregoing appointment and designation shall be deemed to be coupled with an interest and shall survive the death or incapacity of such C&E Shareholder. Each such C&E Shareholder hereby authorizes (and each such Permitted Transferee shall be deemed to have authorized) the other parities hereto to disregard any notices or other action taken by such C&E Shareholder pursuant to this Agreement, except for notice and actions taken by any C&E Representatives. The other parties hereto are and will be entitled to rely on any action so taken or any notice given by the C&E Representatives and are and will be entitled and authorized to give notices only to the C&E Representatives for any notice contemplated by this Agreement to be given to any such C&E Shareholder. A successor to the C&E Representatives may be chosen by a majority in interest of the C&E Shareholders; provided that notice thereof is given by the new C&E Representative to the Company and to Swedish Match.

[signature page follows]

                  IN WITNESS WHEREOF, Swedish Match and C&E Shareholders have executed this Agreement as of the day and year first above written.

                                  SWEDISH MATCH AB

                                  By: /s/ Massimo Rossi
                                     -----------------------------------
                                       Name:
                                       Title:

Each of the undersigned
hereby acknowledges and
accepts his appointment as a
C&E Representative pursuant
to Section 5.8:

/s/ Edgar M. Cullman
-------------------------
Edgar M. Cullman

/s/ Edgar M. Cullman, Jr.
-------------------------
Edgar M. Cullman, Jr.

I.       TRUSTS OF WHICH LOUISE B. CULLMAN IS A TRUSTEE


                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
2.       Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         John L. Ernst:                                                    4,890         1             13-6100132


3.       Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         John L. Ernst:                                                   13,696                       13-6100135

7.       Trust Created by Susan B. Ernst
         Dated 1/6/53 For The Benefit of John L. Ernst
         Descendants:                                                     11,469                       13-6100141

8.       Trust Created by Susan B. Ernst
         Dated 4/9/52 For the Benefit of John L. Ernst
         Descendants:                                                     19,400                       13-6100138

9.       Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For the Benefit of John L. Ernst
         Descendants:                                                     14,199                       13-6100143

10.      Trust Created U/C/O/W Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                     21,098         1             13-6387289

11.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                    173,990                       13-6100148

14.      Trust Created by Susan B. Ernst
         Dated 4/9/52 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     17,088                       13-1000139

15.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of Carolyn S. Fabrici:              6,223                       13-6100136

16.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of Carolyn S. Fabrici:             6,735                       13-6100130

17.      Trust Created by Susan B. Ernst
         Dated 1/6/53 For The Benefit of Carolyn S. Fabrici
         Descendants                                                      52,017         1             13-6100139



18.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     15,675         1             13-6100144

19.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                    173,990                       13-6100149

23.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of Dorothy P. Ernst :             17,666                       13-6100134

24.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of Dorothy P. Ernst:              17,666                       13-6100131

28.      Trust Created by Rita G. Bloomingdale
         Dated 11/27/31 For The Benefit of
         Louise B. Cullman                                               133,367                       13-6045860

30.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Lucy C. Danziger:                                               129,775         1             13-6102584

31.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Lucy C. Danziger                                                 24,086         1             13-6103585

32.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         Lucy C. Danziger:                                               171,234                       13-6102586

33.      Trust Created by Louise B. Cullman
         Dated 12/16/43 For The Benefit of
         Lucy C. Danziger:                                                98,976         1             13-6102581

34.      Trust Created U/W/O Frances W. Cullman
         Dated 7/23/59 For The Benefit of
         Lucy C. Danziger:                                                77,441         1             13-6102593

41.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Lucy C. Danziger Descendants:                                   108,471         1             13-6102590

42.      Trust Created by U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of
         Lucy C. Danziger Descendants:                                    85,479         1             13-6102592

43.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Lucy C. Danziger Descendants:                                    48,145         1             13-6100167

55.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Edgar M. Cullman, Jr.:                                           11,165         1             13-6102595


56.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Edgar M. Cullman, Jr.:                                           44,340                       13-6102596

57.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of

         Edgar M. Cullman, Jr.:                                          178,667                       113-6102597

58.      Trust Created U/W/O Frances W. Cullman
         Dated 7/23/59 For The Benefit of
         Edgar M. Cullman, Jr:                                            61,215         1             13-6102603

66.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               68,497         1             13-6100165

67.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              152,260         1             13-6102601

68.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of
         Edgar M. Cullman, Jr. Descendants                                90,387         1             13-6102602

76.      Trust Created by Samuel J. & Rita G. Bloomingdale
         Dated 1/10/50 For The Benefit of
         Susan R. Cullman                                                226,190                       13-6102604

77.      Trust Created by Edgar M. Cullman & Louise B. Cullman
         Dated 3/21/50 For The Benefit of
         Susan R. Cullman                                                 83,194         1             13-6102605

78.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Susan R. Cullman, Trustees:                                     115,584         1             13-6102606

79.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Susan R. Cullman:                                                52,635         1             13-6102607

80.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         Susan R. Cullman:                                               178,222         1             13-6102591

81.      Trust Created U/W/O Frances W. Cullman
         Dated 7/23/59 For The Benefit of
         Susan R. Cullman:                                                88,973         1             13-6102613

83.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Susan R. Cullman Descendants:                                    63,127         1             13-6100169


84.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Susan R. Cullman Descendants:                                   168,762         1             13-6102611

85.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of
         Susan R. Cullman Descendants:                                    76,419         1             13-6102612


                                                                  /s/ Louise B. Cullman
                                                                  -------------------------------------
                                                                  Louise B. Cullman, not in her individual
                                                                  capacity but solely as a trustee of the
                                                                  above named trusts

27.      Louise B. Cullman - personal                                    459,716                       ###-##-####


                                                                  /s/ Louise B. Cullman
                                                                  -----------------------------------
                                                                  Louise B. Cullman, in her individual capacity


II.      TRUSTS OF WHICH EDGAR M. CULLMAN IS A TRUSTEE


                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
10.      Trust Created U/C/O/W Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                     21,098         1             13-6387289

11.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                    173,990                       13-6100148

18.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     15,675         1             13-6100144

20.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                    173,990                       13-6100149

26.      Trust Created U/W/O Joseph F. Cullman, Jr.
         Dated 6/30/50 For The Benefit of
         Edgar M. Cullman:                                               339,854                       13-6828719

30.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Lucy C. Danziger:                                               129,775         1             13-6102584

31.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Lucy C. Danziger:                                                24,086         1             13-6103585

32.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         Lucy C. Danziger:                                               171,234                       13-6102586

33.      Trust Created by Louise B. Cullman
         Dated 12/16/43 For The Benefit of
         Lucy C. Danziger:                                                98,976         1             13-6102581

34.      Trust Created U/W/O Frances W. Cullman
         Dated 7/23/59 For The Benefit of
         Lucy C. Danziger:                                                77,441         1             13-6102593

44.      Trust Created by Samuel J. Bloomingdale
         Dated 4/15/66 For The Benefit of
         David M. Danziger:                                               55,676         1             13-6214196

45.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Lucy C. Danziger Descendants:                                   108,471         1             13-6102590


46       Trust Created by U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of
         Lucy C. Danziger Descendants:                                    85,479         1             13-6102592

47.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Lucy C. Danziger Descendants:                                    31,118         1             13-6102589

48.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Lucy C. Danziger Descendants:                                    46,233         1             13-6102587

50.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Lucy C. Danziger Descendants:                                   115,335         1             13-6102588

55.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Edgar M. Cullman, Jr.:                                          111,165         1             13-6102595

56.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Edgar M. Cullman, Jr.:                                           44,340                       13-6102596

57.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         Edgar M. Cullman, Jr.:                                          178,667         1             13-6102597

58.      Trust Created U/W/O Frances W. Cullman
         Dated 7/23/59 For The Benefit of
         Edgar M. Cullman, Jr.:                                           61,215         1             13-6102603

68.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              220,064         1             13-6102599

70.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               53,898         1             13-6102600

71.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              152,260         1             13-6102601

72.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               90,387         1             13-6102602

73.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                                7,877                       13-6102598

76.      Trust Created by Samuel J. & Rita G.Bloomingdale
         Dated 1/10/50 For The Benefit of
         Susan R. Cullman:                                               226,190                       13-6102604


77.      Trust Created by Edgar M. Cullman & Louise B. Cullman
         Dated 3/21/50 For The Benefit of
         Susan R. Cullman:                                                83,194         1             13-6102605

78.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Susan R. Cullman:                                               115,584         1             13-6102606

79.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Susan R. Cullman:                                                52,635         1             13-6102607

80.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         Susan R. Cullman:                                               178,222         1             13-6102591

81.      Trust Created U/W/O Frances W. Cullman
         Dated 7/23/59 For The Benefit of
         Susan R. Cullman:                                                88,973         1             13-6102613

85.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Susan R. Cullman Descendants:                                   116,847         1             13-6102608

86.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Susan R. Cullman Descendants:                                   159,498                       3-6102609

88.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Susan R. Cullman Descendants:                                    60,459         1             13-6102610

89.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Susan R. Cullman Descendants:                                   168,762         1             13-6102611

90.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of
         Susan R. Cullman Descendants:                                    76,419         1             13-6102612


                                                              /s/ Edgar M. Cullman
                                                              ---------------------------------------
                                                              Edgar M. Cullman, not in his individual
                                                              capacity but solely as a trustee of the
                                                              above named trusts.

25.      Edgar M. Cullman - personal                                     494,071       101             ###-##-####


                                                               /s/ Edgar M. Cullman
                                                               --------------------------------------------
                                                               Edgar M. Cullman, in his individual capacity


92.      Samuel J. Bloomingdale Foundation                                87,319                       13-6099790

93.      Louise B. & Edgar M. Cullman Foundation                          28,451                       13-6100041

95.      Justus Heijmans Foundation                                          889                       13-6272082


                                                              /s/ Edgar M. Cullman
                                                              ---------------------------------------
                                                              Edgar M. Cullman, not in his individual
                                                              capacity but solely as a trustee of the
                                                              above named trusts.


III.     TRUSTS OF WHICH LUCY C. DANZIGER IS A TRUSTEE



                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
26.      Trust Created U/W/O Joseph F. Cullman, Jr.
         Dated 6/30/50 For The Benefit of
         Edgar M. Cullman:                                               339,854                       13-6828719

30.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Lucy C. Danziger:                                               129,775         1             13-6102584

31.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Lucy C. Danziger:                                                24,086         1             13-6103585

32.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         Lucy C. Danziger:                                               171,234                       13-6102586

37.      Trust Created by Edgar M. Cullman
         Dated 12/26/72 For The Benefit of
         Rebecca D. Gamzon:                                               80,020         1             13-6585287

39.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Rebecca D. Gamzon:                                               72,018         1             13-6737018

41.      Trust Created by Edgar M. Cullman
         Dated 12/26/72 For The Benefit of
         David M. Danziger:                                               79,131         1             13-6585286

43.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         David M. Danziger:                                               71,129         1             13-6737013

44.      Trust Created by Samuel J. Bloomingdale
         Dated 4/15/66 For The Benefit of
         David M. Danziger:                                               55,676         1             13-6214196

45.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Lucy C. Danziger Descendants:                                   108,471         1             13-6102590

46.      Trust Created by U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of
         Lucy C. Danziger Descendants :                                   85,479         1             13-6102592

47.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Lucy C. Danziger Descendants:                                    31,118         1             13-6102589


48.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Lucy C. Danziger Descendants:.                                   46,233         1             13-6102587

49.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Lucy C. Danziger Descendants:                                    48,145         1             13-6100167

50.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Lucy C. Danziger Descendants:                                   115,335         1             13-6102588

60.      Trust Created by Edgar M. Cullman,Jr.
         Dated 12/25/76 For The Benefit of
         Edgar M. Cullman, III:                                           32,008         1             13-6736143

61.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Edgar M. Cullman, III:                                           90,689         1             13-6737012

63.      Trust Created by Edgar M. Cullman, Jr.
         Dated 12/25/76 For The Benefit of
         Samuel B. Cullman:                                               32,008         1             13-6736142

64.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Samuel B. Cullman:                                               90,689         1             13-6737011

66.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Georgina D. Cullman:                                             88,911         1             13-6737017

67.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              173,270         1             13-6102598

68.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              220,064         1             13-6102599

69.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               68,497         1             13-6100165

70.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               53,898         1             13-6102600

71.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              152,260         1             13-6102601

73.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                                7,877                       13-6102598


83.      Trust Created by Susan R. Cullman
         Dated 12/25/76 For The Benefit of
         Carolyn B. Sicher:                                               62,237         1             13-6736147

84.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Carolyn B. Sicher:                                               71,129         1             13-6736170

85.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Susan R. Cullman Descendants:                                   116,847         1             13-6102608

86.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Susan R. Cullman Descendants:                                   159,498                       13-6102609

87.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Susan R. Cullman Descendants:                                    63,127         1             13-6100169

88.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Susan R. Cullman Descendants:                                    60,459         1             13-6102610

89.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Susan R. Cullman Descendants:                                   168,762         1             13-6102611


                                                              /s/ Lucy C. Danziger
                                                              ---------------------------------------
                                                              Lucy C. Danziger, not in her individual
                                                              capacity but solely as a trustee of
                                                              the above named trusts.

29.      Lucy C. Danziger - personal                                     363,834         1             ###-##-####


                                                               /s/ Lucy C. Danziger
                                                               --------------------------------------------
                                                               Lucy C. Danziger, in her individual capacity


91.      B. Bros. Realty Limited Partnership
         Lucy C. Danziger & John L. Ernst
         General Partners                                              1,039,338         1             13-3313591


                                                              /s/ Lucy C. Danziger
                                                              ---------------------------------------
                                                              Lucy C. Danziger, not in her individual
                                                              capacity but solely as a trustee of
                                                              the above named trusts.


IV.      TRUSTS OF WHICH EDGAR M. CULLMAN, JR. IS A TRUSTEE


                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
19.      Trust Created U/C/O/W Richard C. Ernst
         Dated 6/19/84 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     26,655         1             13-6896905

21.      Trust Created U/W/O Susan B. Ernst
         Dated 4/19/81 For The Benefit of Carolyn S. Fabrici
         Family:                                                           8,891                       13-6810526

26.      Trust Created U/W/O Joseph F. Cullman, Jr.
         Dated 6/30/50 For The Benefit of
         Edgar M. Cullman:                                               339,854                       13-6828719

34.      Trust Created U/W/O Frances W. Cullman
         Dated 7/23/59 For The Benefit of
         Lucy C. Danziger:                                                77,441         1             13-6102593

37.      Trust Created by Edgar M. Cullman
         Dated 12/26/72 For The Benefit of
         Rebecca D. Gamzon:                                               80,020         1             13-6585287

38       Trust Created by Lucy C. Danziger
         Dated 12/25/76 For The Benefit of
         Rebecca D. Gamzon:                                               14,225         1             13-6736178

39.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Rebecca D. Gamzon:                                               72,018         1             13-6737018

41.      Trust Created by Edgar M. Cullman
         Dated 12/26/72 For The Benefit of
         David M. Danziger:                                               79,131         1             13-6585286

42.      Trust Created by Lucy C. Danziger
         Dated 12/25/76 For The Benefit of
         David M. Danziger:                                               14,225         1             13-6736410

43.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         David M. Danziger:                                               71,129         1             13-6737013

45.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Lucy C. Danziger Descendants:                                   108,471         1             13-6102590

47.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Lucy C. Danziger Descendants:                                    31,118         1             13-6102589


48.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Lucy C. Danziger Descendants:                                     6,233         1             13-6102587

49.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Lucy C. Danziger Descendants:                                    48,145         1             13-6100167

50.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Lucy C. Danziger Descendants:                                    15,335         1             13-6102588

55.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Edgar M. Cullman, Jr.:                                           11,165         1             13-6102595

56.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Edgar M. Cullman, Jr.:                                           44,340                       13-6102596

57.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         Edgar M. Cullman, Jr.:                                          178,667         1             13-6102597

58.      Trust Created U/W/O Frances W. Cullman
         Dated 7/23/59 For The Benefit of
         Edgar M. Cullman, Jr.:                                           61,215         1             13-6102603

61.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Edgar M. Cullman, III:                                           90,689         1             13-6737012

64.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Samuel B. Cullman:                                               90,689         1             13-6737011

66.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Georgina D. Cullman:                                             88,911         1             13-6737017

67.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                             173,270          1             13-6102598

68.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              220,064         1             13-6102599

69.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               68,497         1             13-6100165

70.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               53,898         1             13-6102600


71.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              152,260         1             13-6102601

72.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               90,387         1             13-6102602

73.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                                7,877                       13-6102598

81.      Trust Created U/W/O Frances W. Cullman
         Dated 7/23/59 For The Benefit of
         Susan R. Cullman:                                                88,973         1             13-6102613

83.      Trust Created by Susan R. Cullman
         Dated 12/25/76 For The Benefit of
         Carolyn B. Sicher:                                               62,237         1             13-6736147

84.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Carolyn B. Sicher:                                               71,129         1             13-6736170

85.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Susan R. Cullman Descendants:                                   116,847         1             13-6102608

86.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Susan R. Cullman Descendants:                                   159,498                       13-6102609

87.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Susan R. Cullman Descendants:                                    63,127         1             13-6100169

88.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Susan R. Cullman Descendants:                                    60,459         1             13-6102610


                                                              /s/ Edgar M. Cullman
                                                              ----------------------------------
                                                              Edgar M. Cullman, Jr. not in his individual
                                                              capacity but solely as a trustee of
                                                              the above named trusts.


54.      Edgar M. Cullman, Jr. - personal                                539,252         1             ###-##-####

                                                                  /s/ Edgar M. Cullman
                                                                  -------------------------------------------
                                                                  Edgar M. Cullman, in his individual capacity


V.       TRUSTS OF WHICH SUSAN R. CULLMAN IS A TRUSTEE:


                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
26.      Trust Created U/W/O Joseph F. Cullman, Jr.
         Dated 6/30/50 For The Benefit of
         Edgar M. Cullman:                                               339,854                       13-6828719

38.      Trust Created by Lucy C. Danziger
         Dated 12/25/76 For The Benefit of
         Rebecca D. Gamzon:                                               14,225         1             13-6736178

39.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Rebecca D. Gamzon:                                               72,018         1             13-6737018

42.      Trust Created by Lucy C. Danziger
         Dated 12/25/76 For The Benefit of
         David M. Danziger:                                               14,225         1             13-6736410

43.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         David M. Danziger:                                               71,129         1             13-6737013

47.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Lucy C. Danziger Descendants:                                    31,118         1             13-6102589

48.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Lucy C. Danziger Descendants:                                    46,233         1             13-6102587

49.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Lucy C. Danziger Descendants:                                    48,145         1             13-6100167

50.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Lucy C. Danziger Descendants:                                   115,335         1             13-6102588

60.      Trust Created by Edgar M. Cullman,Jr.
         Dated 12/25/76 For The Benefit of
         Edgar M. Cullman, III:                                           32,008         1             13-6736143

61.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Edgar M. Cullman, III:                                           90,689         1             13-6737012


64.      Trust Created by Edgar M. Cullman, Jr.
         Dated 12/25/76 For The Benefit of
         Samuel B. Cullman:                                               32,008         1             13-6736142

65.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Samuel B. Cullman:                                               90,689         1             13-6737011

66.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Georgina D. Cullman:                                             88,911         1             13-6737017

67.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              173,270         1             13-6102598

68.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              220,064         1             13-6102599

69.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               68,497         1             13-6100165

70.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               53,898         1             13-6102600

73.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                                7,877         1             13-6102598

76.      Trust Created by Samuel J. & Rita G. Bloomingdale
         Dated 1/10/50 For The Benefit of
         Susan R. Cullman:                                               226,190                       13-6102604

77.      Trust Created by Edgar M. Cullman & Louise B. Cullman
         Dated 3/21/50 For The Benefit of
         Susan R. Cullman:                                                83,194         1             13-6102605

78.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Susan R. Cullman:                                               115,584         1             13-6102606

79.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Susan R. Cullman:                                                52,635         1             13-6102607

80.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         Susan R. Cullman:                                               178,222         1             13-6102591

84.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of


VII.     TRUSTS OF WHICH JOHN L. ERNST IS A TRUSTEE


                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
2.       Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         John L. Ernst:                                                    4,890         1             13-6100132


3.       Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         John L. Ernst:                                                   13,696                       13-6100135

7.       Trust Created by Susan B. Ernst
         Dated 1/6/53 For The Benefit of John L. Ernst
         Descendants:                                                     11,469                       13-6100141

8.       Trust Created by Susan B. Ernst
         Dated 4/9/52 For the Benefit of John L. Ernst
         Descendants:                                                     19,400                       13-6100138

9.       Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For the Benefit of John L. Ernst
         Descendants:                                                     14,199                       13-6100143

10.      Trust Created U/C/O/W Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                     21,098         1             13-6387289

11.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                    173,990                       13-6100148

12.      Trust Created U/W/O Susan B. Ernst
         Dated 4/19/81 For The Benefit of John L. Ernst
         Family                                                           33,155         1             13-6810525

14.      Trust Created by Susan B. Ernst
         Dated 4/9/52 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     17,088                       13-1000139

15.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of Carolyn S. Fabrici:              6,223                       13-6100136

16.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of Carolyn S. Fabrici:             6,735                       13-6100130

17.      Trust Created by Susan B. Ernst
         Dated 1/6/53 For The Benefit of Carolyn S. Fabrici
         Descendants                                                      52,017         1             13-6100139



VIII.    TRUST OF WHICH ALEXANDRA ERNST IS A TRUSTEE


                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
2.       Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         John L. Ernst:                                                    4,890         1             13-6100132


3.       Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         John L. Ernst:                                                   13,696                       13-6100135

7.       Trust Created by Susan B. Ernst
         Dated 1/6/53 For The Benefit of John L. Ernst
         Descendants:                                                     11,469                       13-6100141

8.       Trust Created by Susan B. Ernst
         Dated 4/9/52 For the Benefit of John L. Ernst
         Descendants:                                                     19,400                       13-6100138

9.       Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For the Benefit of John L. Ernst
         Descendants:                                                     14,199                       13-6100143

10.      Trust Created U/C/O/W Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                     21,098         1             13-6387289

11.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                    173,990                       13-6100148

14.      Trust Created by Susan B. Ernst
         Dated 4/9/52 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     17,088                       13-1000139

15.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of Carolyn S. Fabrici:              6,223                       13-6100136

16.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of Carolyn S. Fabrici:             6,735                       13-6100130

17.      Trust Created by Susan B. Ernst
         Dated 1/6/53 For The Benefit of Carolyn S. Fabrici
         Descendants                                                      52,017         1             13-6100139

18.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     15,675         1             13-6100144


23.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of Dorothy P. Ernst:              17,666                       13-6100134

24.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of Dorothy P. Ernst:              17,666                       13-6100131


                                                              /s/ Alexandra Ernst
                                                              --------------------------------------
                                                              Alexandra Ernst, not in her individual
                                                              capacity but solely as a trustee of the
                                                              above named trusts.

4.       Alexandra Ernst - personal                                        6,881                       ###-##-####


                                                              /s/ Alexandra Ernst
                                                              -------------------------------------------
                                                              Alexandra Ernst, in her individual capacity


18.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     15,675         1             13-6100144

19.      Trust Created U/C/O/W Richard C. Ernst
         Dated 6/19/84 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     26,655         1             13-6896905

20.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                    173,990                       13-6100149

21.      Trust Created U/W/O Susan B. Ernst
         Dated 4/19/81 For The Benefit of Carolyn S. Fabrici
         Family:                                                           8,891                       13-6810526

23.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of Dorothy P. Ernst:              17,666                       13-6100134

24.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of Dorothy P. Ernst:              17,666                       13-6100131

38.      Trust Created by Lucy C. Danziger
         Dated 12/25/76 For The Benefit of
         Rebecca D. Gamzon:                                               14,225         1             13-6736178

42.      Trust Created by Lucy C. Danziger
         Dated 12/25/76 For The Benefit of
         David M. Danziger:                                               14,225         1             13-6736410

60.      Trust Created by Edgar M. Cullman,Jr.
         Dated 12/25/76 For The Benefit of
         Edgar M. Cullman, III:                                           32,008         1             13-6736143

63.      Trust Created by Edgar M. Cullman, Jr.
         Dated 12/25/76 For The Benefit of
         Samuel B. Cullman:                                               32,008         1             13-6736142

83.      Trust Created by Susan R. Cullman
         Dated 12/25/76 For The Benefit of
         Carolyn B. Sicher:                                               62,237         1             13-6736147


                                                               /s/ John L. Ernst
                                                               ------------------------------------
                                                               John L. Ernst, not in his individual
                                                               capacity but solely as a trustee of
                                                               the above named trusts


1.       John L. Ernst - personal                                         26,673         1             ###-##-####

                                                               /s/ John L. Ernst
                                                               -----------------------------------------
                                                               John L. Ernst, in his individual capacity

5.       Jessica P. Ernst - personal                                       5,556                       101-66-910

                                                                /s/ John L. Ernst
                                                                --------------------------------------------------
                                                                John L. Ernst, not in his individual capacity, but
                                                                as Parent of the above named minor child

22.      Dorothy P. Ernst - personal
         John L. Ernst, Guardian                                          11,909         1             065-38-791


                                                               /s/ John L. Ernst
                                                               -------------------------------------
                                                               John L. Ernst, not in his individual
                                                               capacity but solely as Guardian for the
                                                               above named individual


         Carolyn B. Sicher:                                               71,129         1             13-6736170

85.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Susan R. Cullman Descendants:                                   116,847         1             13-6102608

86.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Susan R. Cullman Descendants:                                   159,498                       13-6102609

87.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Susan R. Cullman Descendants:                                    63,127         1             13-6100169

88.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Susan R. Cullman Descendants:                                    60,459         1             13-6102610

89.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Susan R. Cullman Descendants:                                   168,762         1             13-6102611

90.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of
         Susan R. Cullman Descendants:                                    76,419         1             13-6102612



                                                              /s/ Susan R. Cullman
                                                              --------------------------------------------
                                                              Susan R. Cullman, not in her individual
                                                              capacity but solely as a trustee of the above
                                                              named trusts

75.      Susan R. Cullman - personal                                     390,165                       ###-##-####


                                                              /s/ Susan R. Cullman
                                                              ---------------------------------------------
                                                              Susan R. Cullman, in her individual capacity


VI.      TRUSTS OF WHICH CAROLYN S. FABRICI IS A TRUSTEE


                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
10.      Trust Created U/C/O/W Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                     21,098         1             13-6387289

11.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                    173,990                       13-6100148

14.      Trust Created by Susan B. Ernst
         Dated 4/9/52 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     17,088                       13-1000139

15.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of Carolyn S. Fabrici:              6,223                       13-6100136

16.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of Carolyn S. Fabrici:             6,735                       13-6100130

17.      Trust Created by Susan B. Ernst
         Dated 1/6/53 For The Benefit of Carolyn S. Fabrici
         Descendants                                                      52,017         1             13-6100139

18.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     15,675         1             13-6100144

19.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     26,655         1             13-6896905

20.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                    173,990                       13-6100149


23.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of Dorothy P. Ernst :             17,666                       13-6100134

24.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of Dorothy P. Ernst:              17,666                       13-6100131



                                                               /s/ Carolyn S. Fabrici
                                                              -----------------------------------------
                                                              Carolyn S. Fabrici, not in her individual
                                                              capacity but solely as a trustee of the
                                                              above named trusts.

13.      Carolyn S. Fabrici - personal                                   106,062                       ###-##-####



                                                              /s/ Carolyn S. Fabrici
                                                              ---------------------------------------------
                                                              Carolyn S. Fabrici, in her individual capacity


IX.      TRUSTS OF WHICH FREDERICK M. DANZIGER IS A TRUSTEE



                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
12.      Trust Created U/W/O Susan B. Ernst
         Dated 4/19/81 For The Benefit of John L. Ernst
         Family:                                                          33,155         1             13-6810525

19.      Trust Created U/C/O/W Richard C. Ernst
         Dated 6/19/84 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     26,655         1             13-6896905

36.      Trust Created by Lucy C. Danziger
         Dated 12/24/69 For The Benefit of
         Rebecca D. Gamzon:                                              101,358         1             13-6345528

37.      Trust Created by Edgar M. Cullman
         Dated 12/26/72 For The Benefit of
         Rebecca D. Gamzon:                                               80,020         1             13-6585287

38.      Trust Created by Lucy C. Danziger
         Dated 12/25/76 For The Benefit of
         Rebecca D. Gamzon:                                               14,225         1             13-6736178

39.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Rebecca D. Gamzon:                                               72,018         1             13-6737018

41.      Trust Created by Edgar M. Cullman
         Dated 12/26/72 For The Benefit of
         David M. Danziger:                                               79,131         1             13-6585286

42.      Trust Created by Lucy C. Danziger
         Dated 12/25/76 For The Benefit of
         David M. Danziger:                                               14,225         1             13-6736410

43.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         David M. Danziger:                                               71,129         1             13-6737013

44.      Trust Created by Samuel J. Bloomingdale
         Dated 4/15/66 For The Benefit of
         David M. Danziger:                                               55,676         1             13-6214196

52.      Trust Created by Elsie B. Paskus
         Dated 8/26/64 For The Benefit of
         Frederick M. Danziger:                                            6,223                       13-6159963


53.      Trust Created by Elsie B. Paskus
         Dated 8/26/64 For The Benefit of
         Richard M. Danziger:                                             13,336                       13-6159970

66.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Georgina D. Cullman:                                             88,911         1             13-6737017



                                                     /s/ Frederick M. Danziger
                                                     --------------------------------------------
                                                     Frederick M. Danziger, not in his individual
                                                     capacity but solely as a trustee of the above
                                                     named trusts


51.      Frederick M. Danziger - personal                                 73,538                       ###-##-####


                                                     /s/ Frederick M. Danziger
                                                     ------------------------------------------------
                                                     Frederick M. Danziger in his individual capacity


TRUSTS OF WHICH ELISSA F. CULLMAN IS A TRUSTEE



                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
60.      Trust Created by Edgar M. Cullman,Jr.
         Dated 12/25/76 For The Benefit of
         Edgar M. Cullman, III:                                           32,008         1             13-6736143

61.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Edgar M. Cullman, III:                                           90,689         1             13-6737012

63.      Trust Created by Edgar M. Cullman, Jr.
         Dated 12/25/76 For The Benefit of
         Samuel B. Cullman:                                               32,008         1             13-6736142

64.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Samuel B. Cullman:                                               90,689         1             13-6737011



                                                                      /s/ Elissa F. Cullman
                                                                      ----------------------------------------
                                                                      Elissa F. Cullman, not in her individual
                                                                      capacity but solely as a trustee of the
                                                                      above named trusts

74.      Elissa F. Cullman - personal                                     75,574                       ###-##-####


                                                                      /s/ Elissa F. Cullman
                                                                      ---------------------------------------------
                                                                      Elissa F. Cullman, in her individual capacity


XI.      TRUSTS OF WHICH MARGOT P. ERNST IS A TRUSTEE


                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
2.       Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         John L. Ernst:                                                    4,890         1             13-6100132


3.       Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         John L. Ernst:                                                   13,696                       13-6100135

7.       Trust Created by Susan B. Ernst
         Dated 1/6/53 For The Benefit of John L. Ernst
         Descendants:                                                     11,469                       13-6100141

8.       Trust Created by Susan B. Ernst
         Dated 4/9/52 For the Benefit of John L. Ernst
         Descendants:                                                     19,400                       13-6100138

9.       Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For the Benefit of John L. Ernst
         Descendants:                                                     14,199                       13-6100143



                                                                      /s/ Margot P. Ernst
                                                                      -----------------------------------
                                                                      Margot P. Ernst, not in her individual
                                                                      capacity but solely as a trustee of the above
                                                                      named trusts


XII.     TRUSTS OF WHICH RICHARD M. DANZIGER IS A TRUSTEE


                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
36.      Trust Created by Lucy C. Danziger
         Dated 12/24/69 For The Benefit of
         Rebecca D. Gamzon:                                              101,358         1             13-6345528

52.      Trust Created by Elsie B. Paskus
         Dated 8/26/64 For The Benefit of
         Frederick M. Danziger:                                            6,223                       13-6159963

53.      Trust Created by Elsie B. Paskus
         Dated 8/26/64 For The Benefit of
         Richard M. Danziger                                              13,336                       13-6159970



                                                                      /s/ Richard M. Danziger
                                                                      ---------------------------------------------
                                                                      Richard M. Danziger, not in his individual
                                                                      capacity but solely as a trustee of the above
                                                                      named trusts



                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
91.      B. Bros. Realty Limited Partnership
         Lucy C. Danziger & John L. Ernst
         General Partners                                              1,039,338         1             13-3313591


                                                                  /s/ Lucy C. Danziger
                                                                  ---------------------------------
                                                                  Lucy C. Danziger, as General Partner

                                                                  /s/ John L. Ernst
                                                                  ---------------------------------
                                                                  John L. Ernst, as General Partner


92.      Samuel J. Bloomingdale Foundation                                87,319                       13-6099790


                                                                  /s/ Susan R. Cullman
                                                                  -----------------------------------
                                                                  Susan R. Cullman, as President


93.      Louise B. & Edgar M. Cullman Foundation                          28,451                       13-6100041


                                                                  /s/ Susan R. Cullman
                                                                  ------------------------------------
                                                                  Susan R. Cullman, as President


95.      Justus Heijmans Foundation                                          889                       13-6272082


                                                                  /s/ Edgar M. Cullman
                                                                  -------------------------------------
                                                                  Edgar M. Cullman, as Trustee


94.      Richard C. & Susan B. Ernst Foundation                           53,560                       13-6153761


                                                                  /s/ John L. Ernst
                                                                  --------------------------------------
                                                                   John L. Ernst, as President



                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------

4.       Alexandra Ernst - personal                                        6,881                       ###-##-####

         /s/ Alexandra Ernst
         ---------------------------


6.       Matthew L. Ernst - personal                                       5,556                       ###-##-####

         /s/ Matthew L. Ernst
         ---------------------------


59.      Edgar M. Cullman, III - personal                                 60,431         1             ###-##-####

         /s/ Edgar M. Cullman
         ---------------------------


62.      Samuel B. Cullman - personal                                     83,550         1             ###-##-####

         /s/ Samuel B. Cullman
         ---------------------------


65.      Georgina D. Cullman - personal                                   34,577         1             ###-##-####

         /s/ Georgina D. Cullman
         ---------------------------


82.      Carolyn B. Sicher - personal                                     95,233         1             ###-##-####

         /s/ Carolyn B. Sicher
         ---------------------------


                                                                     EXHIBIT D

                              C&E VOTING AGREEMENT

           C&E VOTING AGREEMENT dated as of January 19, 2000, between Swedish Match AB, a company organized under the laws of Sweden ("SWEDISH MATCH"), and the Persons listed on signature pages hereof (each, a "C&E SHAREHOLDER" and, collectively, the "C&E SHAREHOLDERS").

                                    RECITALS

           A. General Cigar Holdings, Inc. is a company organized under the laws of the State of Delaware (the "COMPANY"). Each C&E Shareholder owns the number of shares of Class A Common Stock, par value $0.01 per share, of the Company (including any common stock into which such common stock may be converted or exchanged after the date hereof, the "CLASS A COMMON STOCK") and of Class B Common Stock, par value $0.01 per share, of the Company (including any common stock into which such common stock may be converted or exchanged after the date hereof, the "CLASS B COMMON STOCK" and, together with the Class A Common Stock, the "COMMON STOCK") set forth opposite such C&E Shareholder's name on Schedule A hereto (such shares of Common Stock, together with any other shares of capital stock of the Company acquired by any C&E Shareholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the "SUBJECT SHARES").

           B. Concurrently with the execution and delivery of this Agreement, Swedish Match, SM Merger Corporation, a company organized under the laws of the State of Delaware ("SM ACQUISITION"), and the Company are entering into an Agreement and Plan of Merger (as the same may from time to time be modified, supplemented or restated, the "MERGER AGREEMENT") providing for the merger of SM Acquisition with and into the Company (the "MERGER") upon the terms and subject to the conditions set forth therein.

           C. Concurrently with the execution and delivery of this Agreement, Swedish Match and the C&E Shareholders are entering into (i) a Stock Purchase Agreement (as the same may from time to time be modified, supplemented or restated, the "STOCK PURCHASE AGREEMENT") providing for the purchase by Swedish Match of 3,500,000 Subject Shares immediately prior to the effective time of the Merger (the "EFFECTIVE TIME"), all upon the terms and subject to the conditions set forth therein, and (ii) a Shareholders' Agreement (as the same may from time to time be modified supplemented or restated, the "SHAREHOLDERS' AGREEMENT") with the Company governing certain of the rights, duties and obligations of the parties thereto relating to their ownership of stock of the Company following the Merger.

           D. As a condition to entering into the Merger Agreement and the Stock Purchase Agreement, Swedish Match has required that the C&E Shareholders enter into this Agreement, and the C&E Shareholders desire to enter into this Agreement to induce Swedish Match to enter into the Merger Agreement and Stock Purchase Agreement.

           NOW, THEREFORE, the parties hereto agree as follows:

           1. REPRESENTATIONS AND WARRANTIES OF EACH C&E SHAREHOLDER. Each C&E Shareholder, severally and not jointly, represents and warrants to Swedish Match as follows:

           (a) AUTHORITY. Such C&E Shareholder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by such C&E Shareholder and constitutes a valid and binding obligation of such C&E Shareholder enforceable in accordance with its terms. If such C&E Shareholder is married and the Subject Shares of such C&E Shareholder constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding with respect to such Subject Shares, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, such C&E Shareholder's spouse, enforceable against such spouse in accordance with its terms. If such C&E Shareholder is a trust, no consent of any beneficiary is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

           (b) NO CONFLICTS. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby and compliance with the terms hereof will violate, conflict with or result in a breach, or constitute a default (with or without notice of lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to such C&E Shareholder or to such C&E Shareholder's property or assets.

           (c) THE SUBJECT SHARES. Such C&E Shareholder is the record and beneficial owner of, or is trustee of a trust that is the record holder of and whose beneficiaries are the beneficial owners of, and has good and marketable title to, the Subject Shares set forth opposite such C&E Shareholder's name on Schedule A hereto, free and clear of any mortgage, lien, pledge, charge, encumbrance, security interest or other adverse claim. Such C&E Shareholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Subject Shares set forth opposite such

      C&E Shareholder's name on Schedule A hereto. Such C&E Shareholder has the sole right to vote, or to dispose, of such Subject Shares, and none of such Subject Shares is subject to any agreement, arrangement or restriction with respect to the voting of such Subject Shares, except as contemplated by this Agreement or the Shareholders' Agreement. Except for the Stock Purchase Agreement and the Shareholders' Agreement, and, if such C&E Shareholder is a trust, in accordance with the terms of such trust,
      (i) there are no agreements or arrangements of any kind, contingent or otherwise, obligating such C&E Shareholder to sell, transfer, assign, grant a participation interest in, option pledge, hypothecate or otherwise dispose or encumber (each, a "TRANSFER"), or cause to be Transferred, any of the Subject Shares, and (ii) no Person (as defined in the Merger Agreement) has any contractual or other right or obligation to purchase or otherwise acquire any of the Subject Shares.

           (d) RELIANCE BY SWEDISH MATCH. Such C&E Shareholder understands and acknowledges that Swedish Match is entering into, and causing Swedish Match to enter into, the Merger Agreement and the Stock Purchase Agreement in reliance upon such C&E Shareholder's execution and delivery of this Agreement.

           (e) LITIGATION. There is no action, proceeding or investigation pending or threatened against such C&E Shareholder that questions the validity of this Agreement or any action taken or to be taken by such C&E Shareholder in connection with this Agreement.

           2. REPRESENTATIONS AND WARRANTIES OF SWEDISH MATCH. Swedish Match hereby represents and warrants to each C&E Shareholder that Swedish Match has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Swedish Match, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Swedish Match. This Agreement has been duly executed and delivered by Swedish Match and constitutes a valid and binding obligation of Swedish Match enforceable in accordance with its terms. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby and compliance with the terms hereof will violate, conflict with or result in a breach, or constitute a default (with or without notice or lapse of time or both) under any provision of, the articles of association of Swedish Match, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to Swedish Match or to Swedish Match's property or assets.

           3. COVENANTS OF EACH C&E SHAREHOLDER. Until the termination of this Agreement in accordance with Section 6, each C&E Shareholder, severally and not jointly, agrees as follows:

           (a) At any meeting of shareholders of the Company called to vote upon the Merger and the Merger Agreement or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger and the Merger Agreement is sought, each C&E Shareholder shall vote (or cause to be voted) the Subject Shares (and each class thereof) in favor of the adoption by the Company of the Merger and the approval of the Merger Agreement and each of the transactions contemplated by the Merger Agreement; PROVIDED that the C&E Shareholders shall vote (or cause to be voted) the Subject Shares that are Class A Common Stock in the same manner as the vote of the holders of a majority of the outstanding shares of the Class A Common Stock (excluding such Subject Shares) voting as a single class.

           (b) At any meeting of shareholders of the Company or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval of all or some of the shareholders of the Company is sought, each C&E Shareholder shall vote (or cause to be voted) its Subject Shares (and each class thereof) against (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale or transfer of a material amount of assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any Acquisition Proposal (as defined in the Merger Agreement), and (ii) any amendment of the Company's certificate of incorporation or by-laws or other proposal or transaction involving the Company or any of its subsidiaries, which amendment or other proposal or transaction would in any manner delay, impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or change in any manner the voting rights of each class of Common Stock. Subject to Section 4, each C&E Shareholder further agrees not to commit or agree to take any action inconsistent with the foregoing.

           (c) Except as provided in the next to the last sentence of this
      Section 3(c), each C&E Shareholder agrees not to, directly or indirectly,
      (i) Transfer or enter into any agreement, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Subject Shares to any Person, other than in accordance with the Merger Agreement, the Stock Purchase Agreement or the Shareholders' Agreement, (ii) grant any proxies, or proxies, deposit any Subject Shares into any voting trust or enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to the Subject Shares, other than pursuant to this Agreement and the Shareholders' Agreement, or (iii) convert (or cause to be converted) any of the Subject Shares consisting of Class B Common Stock into Class A Common Stock. Subject to the next to the last sentence of this Section 3(c), each C&E Shareholder further agrees not to commit or agree to take any of the foregoing actions. Notwithstanding the foregoing, each C&E Shareholder shall have the right to Transfer its Subject Shares to a Permitted Transferee (as defined in this Section 3(c)) of such C&E Shareholder if and only if such Permitted Transferee shall have agreed in writing, in a manner acceptable in form and substance to Swedish Match, (i) to accept such Subject Shares subject to the terms and conditions of this Agreement, and (ii) to be bound by this Agreement and to agree and acknowledge that such Person shall constitute a C&E Shareholder for all purposes of this Agreement. "PERMITTED TRANSFEREE" means, with respect to any C&E Shareholder, (A) any other C&E Shareholder, (B) a spouse or lineal descendant (whether natural or adopted), sibling, parent, heir, executor, administrator, testamentary trustee, lifetime trustee or legatee of such C&E Shareholder, (C) any charitable organization described in section 170(c) of the U.S. Internal Revenue Code of 1986, as amended, (D) any trust, the trustees of which include only the Persons named in clause (A) or (B) and the beneficiaries of which include only the Persons named in clause (A), (B) or (C), (E) any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which include only the Persons named in clause (A) or (B), or (F) if such C&E Shareholder is a trust, the beneficiary or beneficiaries authorized or entitled to receive distributions from such trust.

           (d) Subject to the terms of Section 4, no C&E Shareholder shall, nor shall any C&E Shareholder permit any investment banker, attorney or other adviser or representative of any C&E Shareholder to, such, directly or indirectly, initiate, solicit (including by way of furnishing information), encourage or respond to or take any other action knowingly to facilitate, any inquiries or the making of any proposal by any Person (other than Swedish Match or any affiliate of Swedish Match) with respect to the Company that constitutes or reasonably may be expected to lead to, an Acquisition Proposal, or enter into or maintain or continue discussions or negotiate with any person or entity in furtherance of such inquiries or to obtain any Acquisition Proposal, or agree to or endorse any Acquisition Proposal, or authorize or permit any Person acting on behalf of such C&E Shareholder to do any of the foregoing, and no C&E Shareholder shall, alone or together with any other Person, make an Acquisition Proposal. If any C&E Shareholder receives any inquiry or proposal regarding any Acquisition Proposal, such C&E Shareholder shall promptly inform Swedish Match of such inquiry or proposal and the details thereof.

           (e) Each C&E Shareholder shall use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by the Merger Agreement and the Stock Purchase Agreement, and to carry out the intent and purposes of this Agreement.

           4. SHAREHOLDER CAPACITY. No Person executing this Agreement who is or becomes during the term hereof a director or officer of the Company shall be deemed to make any agreement or understanding in this Agreement in such Person's capacity as a director or officer. Each C&E Shareholder is entering into this Agreement solely in its capacity as the record holder or beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such C&E Shareholder's Subject Shares and nothing herein shall limit or affect any actions taken by a C&E Shareholder in its capacity as a director or officer of the Company to the extent specifically permitted by the Merger Agreement or following the termination of the Merger Agreement.

           5. C&E REPRESENTATIVE. (a) Each C&E Shareholder hereby designates and appoints (and each permitted Transferee of each such C&E Shareholder is hereby deemed to have so designated and appointed) each of Edgar M. Cullman and Edgar
M. Cullman, Jr. (each, a "C&E REPRESENTATIVE"), acting jointly or individually, as its attorneys-in-fact with full power of substitution for each of them, to serve as the representative(s) of such C&E Shareholder to perform all such acts as are required, authorized or contemplated by this Agreement to be performed by such C&E Shareholder (including the voting of the Subject Shares in accordance with Sections 3(a) and (b)), and hereby acknowledges that each C&E Representative shall be authorized to take any action so required, authorized or contemplated by this Agreement. Each such C&E Shareholder further acknowledges that the foregoing appointment and designation shall be deemed to be coupled with an interest and shall survive the death or incapacity of such C&E Shareholder. Each such C&E Shareholder hereby authorizes (and each such Permitted Transferee of such C&E Shareholder shall be deemed to have authorized) the other parties hereto to disregard any notices or other action taken by such C&E Shareholder pursuant to this Agreement, except for notices and actions taken by the C&E Representatives. Swedish Match is and will be entitled to rely on any action so taken or any notice given by any C&E Representative and is and will be entitled and authorized to give notices only to the C&E Representative for any notice contemplated by this Agreement to be given to any such C&E Shareholder. A successor to the C&E Representative may be chosen by a majority in interest of the C&E Shareholders; PROVIDED that notice thereof is given by the new C&E Representative to Swedish Match.

           (b) Notwithstanding the generality of Section 5(a), each C&E Shareholder hereby constitutes and appoints each C&E Representative, acting jointly or individually, with full power of substitution, as the proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law and attorney of such C&E Shareholder, and hereby authorizes and empowers each C&E Representative, acting individually or jointly, to represent, vote and otherwise act (by voting at any meeting of the shareholders of the Company, by written consent in lieu thereof or otherwise) with respect to the Subject Shares owned or held by such C&E Shareholder regarding the matters referred to in Sections 3(a) and (b) until the termination of this Agreement, to the same extent and with the same effect as such C&E Shareholder might or could do under applicable law, rules and regulations. The proxy granted pursuant to the immediately preceding sentence is coupled with an interest and shall be irrevocable. Each C&E Shareholder hereby revokes any and all previous proxies or powers of attorney granted with respect to any of the Subject Shares owned or held by such C&E Shareholder regarding the matters referred to in Sections 3(a) and (b).

           6. TERMINATION. This Agreement shall terminate (i) upon the earlier of (A) the Effective Time and (B) the last day of the 18th full calendar month following the date of the termination of the Merger Agreement, or (ii) at any time upon notice by Swedish Match to the C&E Representative. No party hereto shall be relieved from any liability for breach of this Agreement by reason of any such termination.

           7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any principles or rules of conflicts of laws thereof.

           8. JURISDICTION; WAIVER OF JURY TRIAL. (a) Each of the parties hereto irrevocably and unconditionally (i) agrees that any legal suit, action or proceeding brought by any party hereto arising out of or based upon this Agreement or the transactions contemplated hereby may be brought in the Courts of Delaware or the United States District Court for the District of Delaware (each, a "DELAWARE COURT"), (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in any Delaware Court, and any claim that any such action or proceeding brought in any Delaware Court has been brought in an inconvenient forum, and (iii) submits to the non-exclusive jurisdiction of Delaware Courts in any suit, action or proceeding. Each of the parties agrees that a judgment in any suit, action or proceeding brought in a Delaware Court shall be conclusive and binding upon it and may be enforced in any other courts to whose jurisdiction it is or may be subject, by suit upon such judgment.

           (b) Each of the parties agrees and acknowledges that any controversy that may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement, or the breach, termination or validity of this Agreement.

           9. SPECIFIC PERFORMANCE. Each C&E Shareholder acknowledges and agrees that (i) the covenants, obligations and agreements of such C&E Shareholder contained in this Agreement relate to special, unique and extraordinary matters,
(ii) Swedish Match is and will be relying on such covenants in connection with entering into the Merger Agreement and the Stock Purchase Agreement, the performance of its obligations under the Merger Agreement and the purchase of shares pursuant to the Stock Purchase Agreement, and (iii) a violation of any of the terms of such covenants, obligations or agreements will cause Swedish Match irreparable injury for which adequate remedies are not available at law. Therefore, each C&E Shareholder agrees that Swedish Match shall be entitled to an injunction, restraining order or such other equitable relief (without the requirement to post bond) as a court of competent jurisdiction may deem necessary or appropriate to restrain such C&E Shareholder from committing any violation of such covenants, obligations or agreements. These injunctive remedies are cumulative and in addition to any other rights and remedies Swedish Match may have.

           10. AMENDMENT, WAIVERS, ETC. Neither this Agreement nor any term hereof may be amended or otherwise modified other than by an instrument in writing signed by Swedish Match and the C&E Representative. No provision of this Agreement may be waived, discharged or terminated other than by an instrument in writing signed by the party against whom the enforcement of such waiver, discharge or termination is sought.

           11. ASSIGNMENT; NO THIRD PARTY BENEFICIARIES. This Agreement shall not be assignable or otherwise transferable by a party without the prior consent of the other parties, and any attempt to so assign or otherwise transfer this Agreement without such consent shall be void and of no effect; PROVIDED that (i) any Permitted Transferee acquiring any Subject Shares in accordance with this
Section 3(c) shall, upon the delivery of the documents contemplated by Section 3(c), become a "C&E Shareholder", and (ii) Swedish Match may, in its sole discretion, assign or transfer all or any of its rights, interests and obligations under this Agreement to SM Acquisition or any direct or indirect wholly-owned subsidiary of Swedish Match. This Agreement shall be binding upon the respective heirs, successors, legal representatives and permitted assigns of the parties hereto. Nothing in this Agreement shall be construed as giving any Person, other than the parties hereto and their heirs, successors, legal representatives and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof.

           12. NOTICES. All notices, consents, requests, instructions, approvals and other communications provided for in this Agreement shall be in writing and shall be deemed validly given upon personal delivery or one day after being sent by overnight courier service or by telecopy (so long as for notices or other communications sent by telecopy, the transmitting telecopy machine records electronic conformation of the due transmission of the notice), at the following address or telecopy number, or at such other address or telecopy number as a party may designate to the other parties:

           (A) if to Swedish Match to:

                Swedish Match AB
                SE-118 85 Stockholm
                Sweden
                Attn: Senior Vice President
                      and Legal Counsel
                Telecopy:  (46-8) 720-7656

                with a copy to:
                Debevoise & Plimpton
                875 Third Avenue
                New York, New York  10022
                Attn.:  Paul S. Bird
                Telecopy:  (1-212) 909-6836;

           (B) if to any C&E Shareholder to:

                Edgar M. Cullman, Sr.
                Edgar M. Cullman, Jr.
                c/o General Cigar Holdings, Inc.
                387 Park Avenue South
                New York, New York 10016-8899
                Telecopy:  (1-212) 561-8791

                with a copy to:

                Latham & Watkins
                885 Third Avenue
                New York, New York 10022-4802
                Attn.: R. Ronald Hopkinson
                Telecopy: (1-212) 751-4864.

           13. REMEDIES. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law.

           14. SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties hereto to the maximum extent possible. In any event, the invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

           15. INTEGRATION. This Agreement, including the Schedules hereto, the Shareholders' Agreement and the Stock Purchase Agreement constitute the full and entire understanding and agreement of the parties with respect to the subject matter hereof and thereof and supersede any and all prior understandings or agreements relating to the subject matter hereof and thereof.

           16. SECTION HEADINGS. The article and section headings of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

           17. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and date first above written.

                                SWEDISH MATCH AB

                                By:   /s/ Massimo Rossi
                                     ------------------------------------

                                Name:

                                Title:

Each of the undersigned hereby (i) acknowledges and accepts his appointment as a C&E
Representative pursuant to Section 5(a)
and the grant of the proxy referred to in
Section 5(b), and (ii) agrees and confirms that he will vote all Subject Shares in accordance with Sections 3(a) and (b):


/s/ Edgar M. Cullman, Sr.
-------------------------------
Edgar M. Cullman, Sr.


/s/ Edgar M. Cullman, Jr.
-------------------------------
Edgar M. Cullman, Jr.

I.       TRUSTS OF WHICH LOUISE B. CULLMAN IS A TRUSTEE


                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
2.       Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         John L. Ernst:                                                    4,890         1             13-6100132


3.       Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         John L. Ernst:                                                   13,696                       13-6100135

7.       Trust Created by Susan B. Ernst
         Dated 1/6/53 For The Benefit of John L. Ernst
         Descendants:                                                     11,469                       13-6100141

8.       Trust Created by Susan B. Ernst
         Dated 4/9/52 For the Benefit of John L. Ernst
         Descendants:                                                     19,400                       13-6100138

9.       Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For the Benefit of John L. Ernst
         Descendants:                                                     14,199                       13-6100143

10.      Trust Created U/C/O/W Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                     21,098         1             13-6387289

11.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                    173,990                       13-6100148

14.      Trust Created by Susan B. Ernst
         Dated 4/9/52 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     17,088                       13-1000139

15.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of Carolyn S. Fabrici:              6,223                       13-6100136

16.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of Carolyn S. Fabrici:             6,735                       13-6100130

17.      Trust Created by Susan B. Ernst
         Dated 1/6/53 For The Benefit of Carolyn S. Fabrici
         Descendants                                                      52,017         1             13-6100139



18.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     15,675         1             13-6100144

19.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                    173,990                       13-6100149

23.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of Dorothy P. Ernst :             17,666                       13-6100134

24.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of Dorothy P. Ernst:              17,666                       13-6100131

28.      Trust Created by Rita G. Bloomingdale
         Dated 11/27/31 For The Benefit of
         Louise B. Cullman                                               133,367                       13-6045860

30.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Lucy C. Danziger:                                               129,775         1             13-6102584

31.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Lucy C. Danziger                                                 24,086         1             13-6103585

32.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         Lucy C. Danziger:                                               171,234                       13-6102586

33.      Trust Created by Louise B. Cullman
         Dated 12/16/43 For The Benefit of
         Lucy C. Danziger:                                                98,976         1             13-6102581

34.      Trust Created U/W/O Frances W. Cullman
         Dated 7/23/59 For The Benefit of
         Lucy C. Danziger:                                                77,441         1             13-6102593

41.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Lucy C. Danziger Descendants:                                   108,471         1             13-6102590

42.      Trust Created by U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of
         Lucy C. Danziger Descendants:                                    85,479         1             13-6102592

43.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Lucy C. Danziger Descendants:                                    48,145         1             13-6100167

55.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Edgar M. Cullman, Jr.:                                           11,165         1             13-6102595


56.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Edgar M. Cullman, Jr.:                                           44,340                       13-6102596

57.      Trust Created by Rita G. Bloomingdale                                           1
         Dated 6/14/51 For The Benefit of
         Edgar M. Cullman, Jr.:                                          178,667                       113-6102597

58.      Trust Created U/W/O Frances W. Cullman
         Dated 7/23/59 For The Benefit of
         Edgar M. Cullman, Jr:                                            61,215         1             13-6102603

66.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               68,497         1             13-6100165

67.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              152,260         1             13-6102601

68.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of
         Edgar M. Cullman, Jr. Descendants                                90,387         1             13-6102602

76.      Trust Created by Samuel J. & Rita G. Bloomingdale
         Dated 1/10/50 For The Benefit of
         Susan R. Cullman                                                226,190                       13-6102604

77.      Trust Created by Edgar M. Cullman & Louise B. Cullman
         Dated 3/21/50 For The Benefit of
         Susan R. Cullman                                                 83,194         1             13-6102605

78.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Susan R. Cullman, Trustees:                                     115,584         1             13-6102606

79.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Susan R. Cullman:                                                52,635         1             13-6102607

80.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         Susan R. Cullman:                                               178,222         1             13-6102591

81.      Trust Created U/W/O Frances W. Cullman
         Dated 7/23/59 For The Benefit of
         Susan R. Cullman:                                                88,973         1             13-6102613

83.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Susan R. Cullman Descendants:                                    63,127         1             13-6100169


84.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Susan R. Cullman Descendants:                                   168,762         1             13-6102611

85.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of
         Susan R. Cullman Descendants:                                    76,419         1             13-6102612


                                                                  /s/ Louise B. Cullman
                                                                  -------------------------------------
                                                                  Louise B. Cullman, not in her individual
                                                                  capacity but solely as a trustee of the
                                                                  above named trusts

27.      Louise B. Cullman - personal                                    459,716                       ###-##-####


                                                                  /s/ Louise B. Cullman
                                                                  -----------------------------------
                                                                  Louise B. Cullman, in her individual capacity


II.      TRUSTS OF WHICH EDGAR M. CULLMAN IS A TRUSTEE


                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
10.      Trust Created U/C/O/W Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                     21,098         1             13-6387289

11.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                    173,990                       13-6100148

18.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     15,675         1             13-6100144

20.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                    173,990                       13-6100149

26.      Trust Created U/W/O Joseph F. Cullman, Jr.
         Dated 6/30/50 For The Benefit of
         Edgar M. Cullman:                                               339,854                       13-6828719

30.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Lucy C. Danziger:                                               129,775         1             13-6102584

31.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Lucy C. Danziger:                                                24,086         1             13-6103585

32.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         Lucy C. Danziger:                                               171,234                       13-6102586

33.      Trust Created by Louise B. Cullman
         Dated 12/16/43 For The Benefit of
         Lucy C. Danziger:                                                98,976         1             13-6102581

34.      Trust Created U/W/O Frances W. Cullman
         Dated 7/23/59 For The Benefit of
         Lucy C. Danziger:                                                77,441         1             13-6102593

44.      Trust Created by Samuel J. Bloomingdale
         Dated 4/15/66 For The Benefit of
         David M. Danziger:                                               55,676         1             13-6214196

45.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Lucy C. Danziger Descendants:                                   108,471         1             13-6102590


46       Trust Created by U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of
         Lucy C. Danziger Descendants:                                    85,479         1             13-6102592

47.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Lucy C. Danziger Descendants:                                    31,118         1             13-6102589

48.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Lucy C. Danziger Descendants:                                    46,233         1             13-6102587

50.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Lucy C. Danziger Descendants:                                   115,335         1             13-6102588

55.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Edgar M. Cullman, Jr.:                                          111,165         1             13-6102595

56.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Edgar M. Cullman, Jr.:                                           44,340                       13-6102596

57.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         Edgar M. Cullman, Jr.:                                          178,667         1             13-6102597

58.      Trust Created U/W/O Frances W. Cullman
         Dated 7/23/59 For The Benefit of
         Edgar M. Cullman, Jr.:                                           61,215         1             13-6102603

68.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              220,064         1             13-6102599

70.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               53,898         1             13-6102600

71.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              152,260         1             13-6102601

72.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               90,387         1             13-6102602

73.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                                7,877                       13-6102598

76.      Trust Created by Samuel J. & Rita G.Bloomingdale
         Dated 1/10/50 For The Benefit of
         Susan R. Cullman:                                               226,190                       13-6102604


77.      Trust Created by Edgar M. Cullman & Louise B. Cullman
         Dated 3/21/50 For The Benefit of
         Susan R. Cullman:                                                83,194         1             13-6102605

78.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Susan R. Cullman:                                               115,584         1             13-6102606

79.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Susan R. Cullman:                                                52,635         1             13-6102607

80.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         Susan R. Cullman:                                               178,222         1             13-6102591

81.      Trust Created U/W/O Frances W. Cullman
         Dated 7/23/59 For The Benefit of
         Susan R. Cullman:                                                88,973         1             13-6102613

85.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Susan R. Cullman Descendants:                                   116,847         1             13-6102608

86.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Susan R. Cullman Descendants:                                   159,498                       3-6102609

88.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Susan R. Cullman Descendants:                                    60,459         1             13-6102610

89.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Susan R. Cullman Descendants:                                   168,762         1             13-6102611

90.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of
         Susan R. Cullman Descendants:                                    76,419         1             13-6102612


                                                              /s/ Edgar M. Cullman
                                                              ---------------------------------------
                                                              Edgar M. Cullman, not in his individual
                                                              capacity but solely as a trustee of the
                                                              above named trusts.

25.      Edgar M. Cullman - personal                                     494,071       101             ###-##-####


                                                               /s/ Edgar M. Cullman
                                                               --------------------------------------------
                                                               Edgar M. Cullman, in his individual capacity


92.      Samuel J. Bloomingdale Foundation                                87,319                       13-6099790

93.      Louise B. & Edgar M. Cullman Foundation                          28,451                       13-6100041

95.      Justus Heijmans Foundation                                          889                       13-6272082


                                                              /s/ Edgar M. Cullman
                                                              ---------------------------------------
                                                              Edgar M. Cullman, not in his individual
                                                              capacity but solely as a trustee of the
                                                              above named trusts.


III.     TRUSTS OF WHICH LUCY C. DANZIGER IS A TRUSTEE



                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
26.      Trust Created U/W/O Joseph F. Cullman, Jr.
         Dated 6/30/50 For The Benefit of
         Edgar M. Cullman:                                               339,854                       13-6828719

30.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Lucy C. Danziger:                                               129,775         1             13-6102584

31.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Lucy C. Danziger:                                                24,086         1             13-6103585

32.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         Lucy C. Danziger:                                               171,234                       13-6102586

37.      Trust Created by Edgar M. Cullman
         Dated 12/26/72 For The Benefit of
         Rebecca D. Gamzon:                                               80,020         1             13-6585287

39.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Rebecca D. Gamzon:                                               72,018         1             13-6737018

41.      Trust Created by Edgar M. Cullman
         Dated 12/26/72 For The Benefit of
         David M. Danziger:                                               79,131         1             13-6585286

43.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         David M. Danziger:                                               71,129         1             13-6737013

44.      Trust Created by Samuel J. Bloomingdale
         Dated 4/15/66 For The Benefit of
         David M. Danziger:                                               55,676         1             13-6214196

45.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Lucy C. Danziger Descendants:                                   108,471         1             13-6102590

46.      Trust Created by U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of
         Lucy C. Danziger Descendants :                                   85,479         1             13-6102592

47.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Lucy C. Danziger Descendants:                                    31,118         1             13-6102589


48.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Lucy C. Danziger Descendants:.                                   46,233         1             13-6102587

49.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Lucy C. Danziger Descendants:                                    48,145         1             13-6100167

50.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Lucy C. Danziger Descendants:                                   115,335         1             13-6102588

60.      Trust Created by Edgar M. Cullman,Jr.
         Dated 12/25/76 For The Benefit of
         Edgar M. Cullman, III:                                           32,008         1             13-6736143

61.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Edgar M. Cullman, III:                                           90,689         1             13-6737012

63.      Trust Created by Edgar M. Cullman, Jr.
         Dated 12/25/76 For The Benefit of
         Samuel B. Cullman:                                               32,008         1             13-6736142

64.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Samuel B. Cullman:                                               90,689         1             13-6737011

66.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Georgina D. Cullman:                                             88,911         1             13-6737017

67.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              173,270         1             13-6102598

68.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              220,064         1             13-6102599

69.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               68,497         1             13-6100165

70.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               53,898         1             13-6102600

71.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              152,260         1             13-6102601

73.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                                7,877                       13-6102598


83.      Trust Created by Susan R. Cullman
         Dated 12/25/76 For The Benefit of
         Carolyn B. Sicher:                                               62,237         1             13-6736147

84.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Carolyn B. Sicher:                                               71,129         1             13-6736170

85.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Susan R. Cullman Descendants:                                   116,847         1             13-6102608

86.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Susan R. Cullman Descendants:                                   159,498                       13-6102609

87.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Susan R. Cullman Descendants:                                    63,127         1             13-6100169

88.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Susan R. Cullman Descendants:                                    60,459         1             13-6102610

89.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Susan R. Cullman Descendants:                                   168,762         1             13-6102611


                                                              /s/ Lucy C. Danziger
                                                              ---------------------------------------
                                                              Lucy C. Danziger, not in her individual
                                                              capacity but solely as a trustee of
                                                              the above named trusts.

29.      Lucy C. Danziger - personal                                     363,834         1             ###-##-####


                                                               /s/ Lucy C. Danziger
                                                               --------------------------------------------
                                                               Lucy C. Danziger, in her individual capacity


91.      B. Bros. Realty Limited Partnership
         Lucy C. Danziger & John L. Ernst
         General Partners                                              1,039,338         1             13-3313591


                                                              /s/ Lucy C. Danziger
                                                              ---------------------------------------
                                                              Lucy C. Danziger, not in her individual
                                                              capacity but solely as a trustee of
                                                              the above named trusts.


IV.      TRUSTS OF WHICH EDGAR M. CULLMAN, JR. IS A TRUSTEE


                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
19.      Trust Created U/C/O/W Richard C. Ernst
         Dated 6/19/84 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     26,655         1             13-6896905

21.      Trust Created U/W/O Susan B. Ernst
         Dated 4/19/81 For The Benefit of Carolyn S. Fabrici
         Family:                                                           8,891                       13-6810526

26.      Trust Created U/W/O Joseph F. Cullman, Jr.
         Dated 6/30/50 For The Benefit of
         Edgar M. Cullman:                                               339,854                       13-6828719

34.      Trust Created U/W/O Frances W. Cullman
         Dated 7/23/59 For The Benefit of
         Lucy C. Danziger:                                                77,441         1             13-6102593

37.      Trust Created by Edgar M. Cullman
         Dated 12/26/72 For The Benefit of
         Rebecca D. Gamzon:                                               80,020         1             13-6585287

38       Trust Created by Lucy C. Danziger
         Dated 12/25/76 For The Benefit of
         Rebecca D. Gamzon:                                               14,225         1             13-6736178

39.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Rebecca D. Gamzon:                                               72,018         1             13-6737018

41.      Trust Created by Edgar M. Cullman
         Dated 12/26/72 For The Benefit of
         David M. Danziger:                                               79,131         1             13-6585286

42.      Trust Created by Lucy C. Danziger
         Dated 12/25/76 For The Benefit of
         David M. Danziger:                                               14,225         1             13-6736410

43.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         David M. Danziger:                                               71,129         1             13-6737013

45.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Lucy C. Danziger Descendants:                                   108,471         1             13-6102590

47.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Lucy C. Danziger Descendants:                                    31,118         1             13-6102589


48.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Lucy C. Danziger Descendants:                                    46,233         1             13-6102587

49.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Lucy C. Danziger Descendants:                                    48,145         1             13-6100167

50.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Lucy C. Danziger Descendants:                                    15,335         1             13-6102588

55.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Edgar M. Cullman, Jr.:                                          111,165         1             13-6102595

56.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Edgar M. Cullman, Jr.:                                           44,340                       13-6102596

57.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         Edgar M. Cullman, Jr.:                                          178,667         1             13-6102597

58.      Trust Created U/W/O Frances W. Cullman
         Dated 7/23/59 For The Benefit of
         Edgar M. Cullman, Jr.:                                           61,215         1             13-6102603

61.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Edgar M. Cullman, III:                                           90,689         1             13-6737012

64.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Samuel B. Cullman:                                               90,689         1             13-6737011

66.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Georgina D. Cullman:                                             88,911         1             13-6737017

67.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                             173,270          1             13-6102598

68.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              220,064         1             13-6102599

69.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               68,497         1             13-6100165

70.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               53,898         1             13-6102600


71.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              152,260         1             13-6102601

72.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               90,387         1             13-6102602

73.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                                7,877                       13-6102598

81.      Trust Created U/W/O Frances W. Cullman
         Dated 7/23/59 For The Benefit of
         Susan R. Cullman:                                                88,973         1             13-6102613

83.      Trust Created by Susan R. Cullman
         Dated 12/25/76 For The Benefit of
         Carolyn B. Sicher:                                               62,237         1             13-6736147

84.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Carolyn B. Sicher:                                               71,129         1             13-6736170

85.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Susan R. Cullman Descendants:                                   116,847         1             13-6102608

86.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Susan R. Cullman Descendants:                                   159,498                       13-6102609

87.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Susan R. Cullman Descendants:                                    63,127         1             13-6100169

88.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Susan R. Cullman Descendants:                                    60,459         1             13-6102610


                                                              /s/ Edgar M. Cullman
                                                              ----------------------------------
                                                              Edgar M. Cullman, Jr. not in his individual
                                                              capacity but solely as a trustee of
                                                              the above named trusts.



54.      Edgar M. Cullman, Jr. - personal                                539,252         1             ###-##-####

                                                                  /s/ Edgar M. Cullman
                                                                  -------------------------------------------
                                                                  Edgar M. Cullman, in his individual capacity


V.       TRUSTS OF WHICH SUSAN R. CULLMAN IS A TRUSTEE:


                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
26.      Trust Created U/W/O Joseph F. Cullman, Jr.
         Dated 6/30/50 For The Benefit of
         Edgar M. Cullman:                                               339,854                       13-6828719

38.      Trust Created by Lucy C. Danziger
         Dated 12/25/76 For The Benefit of
         Rebecca D. Gamzon:                                               14,225         1             13-6736178

39.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Rebecca D. Gamzon:                                               72,018         1             13-6737018

42.      Trust Created by Lucy C. Danziger
         Dated 12/25/76 For The Benefit of
         David M. Danziger:                                               14,225         1             13-6736410

43.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         David M. Danziger:                                               71,129         1             13-6737013

47.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Lucy C. Danziger Descendants:                                    31,118         1             13-6102589

48.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Lucy C. Danziger Descendants:                                    46,233         1             13-6102587

49.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Lucy C. Danziger Descendants:                                    48,145         1             13-6100167

50.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Lucy C. Danziger Descendants:                                   115,335         1             13-6102588

60.      Trust Created by Edgar M. Cullman,Jr.
         Dated 12/25/76 For The Benefit of
         Edgar M. Cullman, III:                                           32,008         1             13-6736143

61.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Edgar M. Cullman, III:                                           90,689         1             13-6737012


64.      Trust Created by Edgar M. Cullman, Jr.
         Dated 12/25/76 For The Benefit of
         Samuel B. Cullman:                                               32,008         1             13-6736142

65.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Samuel B. Cullman:                                               90,689         1             13-6737011

66.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Georgina D. Cullman:                                             88,911         1             13-6737017

67.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              173,270         1             13-6102598

68.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                              220,064         1             13-6102599

69.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               68,497         1             13-6100165

70.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                               53,898         1             13-6102600

73.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Edgar M. Cullman, Jr. Descendants:                                7,877         1             13-6102598

76.      Trust Created by Samuel J. & Rita G. Bloomingdale
         Dated 1/10/50 For The Benefit of
         Susan R. Cullman:                                               226,190                       13-6102604

77.      Trust Created by Edgar M. Cullman & Louise B. Cullman
         Dated 3/21/50 For The Benefit of
         Susan R. Cullman:                                                83,194         1             13-6102605

78.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Susan R. Cullman:                                               115,584         1             13-6102606

79.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         Susan R. Cullman:                                                52,635         1             13-6102607

80.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         Susan R. Cullman:                                               178,222         1             13-6102591

84.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of


VII.     TRUSTS OF WHICH JOHN L. ERNST IS A TRUSTEE


                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
2.       Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         John L. Ernst:                                                    4,890         1             13-6100132


3.       Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         John L. Ernst:                                                   13,696                       13-6100135

7.       Trust Created by Susan B. Ernst
         Dated 1/6/53 For The Benefit of John L. Ernst
         Descendants:                                                     11,469                       13-6100141

8.       Trust Created by Susan B. Ernst
         Dated 4/9/52 For the Benefit of John L. Ernst
         Descendants:                                                     19,400                       13-6100138

9.       Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For the Benefit of John L. Ernst
         Descendants:                                                     14,199                       13-6100143

10.      Trust Created U/C/O/W Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                     21,098         1             13-6387289

11.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                    173,990                       13-6100148

12.      Trust Created by Susan B. Ernst
         Dated 4/19/81 For The Benefit of John L. Ernst
         Family:                                                          33,155          1            13-6810525

14.      Trust Created by Susan B. Ernst
         Dated 4/9/52 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     17,088                       13-1000139

15.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of Carolyn S. Fabrici:              6,223                       13-6100136

16.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of Carolyn S. Fabrici:             6,735                       13-6100130

17.      Trust Created by Susan B. Ernst
         Dated 1/6/53 For The Benefit of Carolyn S. Fabrici
         Descendants                                                      52,017         1             13-6100139



VIII.    TRUST OF WHICH ALEXANDRA ERNST IS A TRUSTEE


                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
2.       Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         John L. Ernst:                                                    4,890         1             13-6100132


3.       Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         John L. Ernst:                                                   13,696                       13-6100135

7.       Trust Created by Susan B. Ernst
         Dated 1/6/53 For The Benefit of John L. Ernst
         Descendants:                                                     11,469                       13-6100141

8.       Trust Created by Susan B. Ernst
         Dated 4/9/52 For the Benefit of John L. Ernst
         Descendants:                                                     19,400                       13-6100138

9.       Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For the Benefit of John L. Ernst
         Descendants:                                                     14,199                       13-6100143

10.      Trust Created U/C/O/W Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                     21,098         1             13-6387289

11.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                    173,990                       13-6100148

14.      Trust Created by Susan B. Ernst
         Dated 4/9/52 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     17,088                       13-1000139

15.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of Carolyn S. Fabrici:              6,223                       13-6100136

16.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of Carolyn S. Fabrici:             6,735                       13-6100130

17.      Trust Created by Susan B. Ernst
         Dated 1/6/53 For The Benefit of Carolyn S. Fabrici
         Descendants                                                      52,017         1             13-6100139

18.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     15,675         1             13-6100144


23.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of Dorothy P. Ernst:              17,666                       13-6100134

24.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of Dorothy P. Ernst:              17,666                       13-6100131


                                                              /s/ Alexandra Ernst
                                                              --------------------------------------
                                                              Alexandra Ernst, not in her individual
                                                              capacity but solely as a trustee of the
                                                              above named trusts.

4.       Alexandra Ernst - personal                                        6,881                       ###-##-####


                                                              /s/ Alexandra Ernst
                                                              -------------------------------------------
                                                              Alexandra Ernst, in her individual capacity


18.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     15,675         1             13-6100144

19.      Trust Created U/C/O/W Richard C. Ernst
         Dated 6/19/84 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     26,655         1             13-6896905

20.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                    173,990                       13-6100149

21.      Trust Created U/W/O Susan B. Ernst
         Dated 4/19/81 For The Benefit of Carolyn S. Fabrici
         Family:                                                           8,891                       13-6810526

23.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of Dorothy P. Ernst:              17,666                       13-6100134

24.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of Dorothy P. Ernst:              17,666                       13-6100131

38.      Trust Created by Lucy C. Danziger
         Dated 12/25/76 For The Benefit of
         Rebecca D. Gamzon:                                               14,225         1             13-6736178

42.      Trust Created by Lucy C. Danziger
         Dated 12/25/76 For The Benefit of
         David M. Danziger:                                               14,225         1             13-6736410

60.      Trust Created by Edgar M. Cullman,Jr.
         Dated 12/25/76 For The Benefit of
         Edgar M. Cullman, III:                                           32,008         1             13-6736143

63.      Trust Created by Edgar M. Cullman, Jr.
         Dated 12/25/76 For The Benefit of
         Samuel B. Cullman:                                               32,008         1             13-6736142

83.      Trust Created by Susan R. Cullman
         Dated 12/25/76 For The Benefit of
         Carolyn B. Sicher:                                               62,237         1             13-6736147


                                                               /s/ John L. Ernst
                                                               ------------------------------------
                                                               John L. Ernst, not in his individual
                                                               capacity but solely as a trustee of
                                                               the above named trusts


1.       John L. Ernst - personal                                         26,673         1             ###-##-####

                                                               /s/ John L. Ernst
                                                               -----------------------------------------
                                                               John L. Ernst, in his individual capacity

5.       Jessica P. Ernst - personal                                       5,556                       101-66-910

                                                                /s/ John L. Ernst
                                                                --------------------------------------------------
                                                                John L. Ernst, not in his individual capacity, but
                                                                as Parent of the above named minor child

22.      Dorothy P. Ernst - personal
         John L. Ernst, Guardian                                          11,909         1             065-38-791


                                                               /s/ John L. Ernst
                                                               -------------------------------------
                                                               John L. Ernst, not in his individual
                                                               capacity but solely as Guardian for the
                                                               above named individual



         Carolyn B. Sicher:                                               71,129         1             13-6736170

85.      Trust Created by Louise B. Cullman
         Dated 1/6/53 For The Benefit of
         Susan R. Cullman Descendants:                                   116,847         1             13-6102608

86.      Trust Created by Louise B. Cullman
         Dated 6/30/54 For The Benefit of
         Susan R. Cullman Descendants:                                   159,498                       13-6102609

87.      Trust Created by Edgar M. Cullman
         Dated 3/23/55 For The Benefit of
         Susan R. Cullman Descendants:                                    63,127         1             13-6100169

88.      Trust Created by Louise B. Cullman
         Dated 3/23/55 For The Benefit of
         Susan R. Cullman Descendants:                                    60,459         1             13-6102610

89.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of
         Susan R. Cullman Descendants:                                   168,762         1             13-6102611

90.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of
         Susan R. Cullman Descendants:                                    76,419         1             13-6102612



                                                              /s/ Susan R. Cullman
                                                              --------------------------------------------
                                                              Susan R. Cullman, not in her individual
                                                              capacity but solely as a trustee of the above
                                                              named trusts

75.      Susan R. Cullman - personal                                     390,165                       ###-##-####


                                                              /s/ Susan R. Cullman
                                                              ---------------------------------------------
                                                              Susan R. Cullman, in her individual capacity



VI.      TRUSTS OF WHICH CAROLYN S. FABRICI IS A TRUSTEE


                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
10.      Trust Created U/C/O/W Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                     21,098         1             13-6387289

11.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For the Benefit of John L. Ernst
         Descendants:                                                    173,990                       13-6100148

14.      Trust Created by Susan B. Ernst
         Dated 4/9/52 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     17,088                       13-1000139

15.      Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of Carolyn S. Fabrici:              6,223                       13-6100136

16.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of Carolyn S. Fabrici:             6,735                       13-6100130

17.      Trust Created by Susan B. Ernst
         Dated 1/6/53 For The Benefit of Carolyn S. Fabrici
         Descendants                                                      52,017         1             13-6100139

18.      Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     15,675         1             13-6100144

19.      Trust Created U/C/O/W Richard C. Ernst
         Dated 6/19/84 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     26,655         1             13-6896905

20.      Trust Created U/W/O Rita G. Bloomingdale
         Dated 2/29/56 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                    173,990                       13-6100149


23.      Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of Dorothy P. Ernst :             17,666                       13-6100134

24.      Trust Created by Samuel J. Bloomingdale
         Dated 12/21/50 For The Benefit of Dorothy P. Ernst:              17,666                       13-6100131



                                                               /s/ Carolyn S. Fabrici
                                                              -----------------------------------------
                                                              Carolyn S. Fabrici, not in her individual
                                                              capacity but solely as a trustee of the
                                                              above named trusts.

13.      Carolyn S. Fabrici - personal                                   106,062                       ###-##-####



                                                              /s/ Carolyn S. Fabrici
                                                              ---------------------------------------------
                                                              Carolyn S. Fabrici, in her individual capacity



IX.      TRUSTS OF WHICH FREDERICK M. DANZIGER IS A TRUSTEE



                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
12.      Trust Created U/W/O Susan B. Ernst
         Dated 4/19/81 For The Benefit of John L. Ernst
         Family:                                                          33,155         1             13-6810525

19.      Trust Created U/C/O/W Richard C. Ernst
         Dated 6/19/84 For The Benefit of Carolyn S. Fabrici
         Descendants:                                                     26,655         1             13-6896905

36.      Trust Created by Lucy C. Danziger
         Dated 12/24/69 For The Benefit of
         Rebecca D. Gamzon:                                              101,358         1             13-6345528

37.      Trust Created by Edgar M. Cullman
         Dated 12/26/72 For The Benefit of
         Rebecca D. Gamzon:                                               80,020         1             13-6585287

38.      Trust Created by Lucy C. Danziger
         Dated 12/25/76 For The Benefit of
         Rebecca D. Gamzon:                                               14,225         1             13-6736178

39.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Rebecca D. Gamzon:                                               72,018         1             13-6737018

41.      Trust Created by Edgar M. Cullman
         Dated 12/26/72 For The Benefit of
         David M. Danziger:                                               79,131         1             13-6585286

42.      Trust Created by Lucy C. Danziger
         Dated 12/25/76 For The Benefit of
         David M. Danziger:                                               14,225         1             13-6736410

43.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         David M. Danziger:                                               71,129         1             13-6737013

44.      Trust Created by Samuel J. Bloomingdale
         Dated 4/15/66 For The Benefit of
         David M. Danziger:                                               55,676         1             13-6214196

52.      Trust Created by Elsie B. Paskus
         Dated 8/26/64 For The Benefit of
         Frederick M. Danziger:                                            6,223                       13-6159963


53.      Trust Created by Elsie B. Paskus
         Dated 8/26/64 For The Benefit of
         Richard M. Danziger:                                             13,336                       13-6159970

66.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Georgina D. Cullman:                                             88,911         1             13-6737017



                                                     /s/ Frederick M. Danziger
                                                     --------------------------------------------
                                                     Frederick M. Danziger, not in his individual
                                                     capacity but solely as a trustee of the above
                                                     named trusts


51.      Frederick M. Danziger - personal                                 73,538                       ###-##-####


                                                     /s/ Frederick M. Danziger
                                                     ------------------------------------------------
                                                     Frederick M. Danziger in his individual capacity


X.       TRUSTS OF WHICH ELISSA F. CULLMAN IS A TRUSTEE



                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
60.      Trust Created by Edgar M. Cullman,Jr.
         Dated 12/25/76 For The Benefit of
         Edgar M. Cullman, III:                                           32,008         1             13-6736143

61.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Edgar M. Cullman, III:                                           90,689         1             13-6737012

63.      Trust Created by Edgar M. Cullman, Jr.
         Dated 12/25/76 For The Benefit of
         Samuel B. Cullman:                                               32,008         1             13-6736142

64.      Trust Created by Edgar M. Cullman
         Dated 12/23/76 For The Benefit of
         Samuel B. Cullman:                                               90,689         1             13-6737011



                                                                      /s/ Elissa F. Cullman
                                                                      ----------------------------------------
                                                                      Elissa F. Cullman, not in her individual
                                                                      capacity but solely as a trustee of the
                                                                      above named trusts

74.      Elissa F. Cullman - personal                                     75,574                       ###-##-####


                                                                      /s/ Elissa F. Cullman
                                                                      ---------------------------------------------
                                                                      Elissa F. Cullman, in her individual capacity




XI.      TRUSTS OF WHICH MARGOT P. ERNST IS A TRUSTEE


                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
2.       Trust Created by Rita G. Bloomingdale
         Dated 12/21/50 For The Benefit of
         John L. Ernst:                                                    4,890         1             13-6100132


3.       Trust Created by Rita G. Bloomingdale
         Dated 6/14/51 For The Benefit of
         John L. Ernst:                                                   13,696                       13-6100135

7.       Trust Created by Susan B. Ernst
         Dated 1/6/53 For The Benefit of John L. Ernst
         Descendants:                                                     11,469                       13-6100141

8.       Trust Created by Susan B. Ernst
         Dated 4/9/52 For the Benefit of John L. Ernst
         Descendants:                                                     19,400                       13-6100138

9.       Trust Created by Samuel J. Bloomingdale
         Dated 8/2/55 For the Benefit of John L. Ernst
         Descendants:                                                     14,199                       13-6100143



                                                                      /s/ Margot P. Ernst
                                                                      -----------------------------------
                                                                      Margot P. Ernst, not in her individual
                                                                      capacity but solely as a trustee of the above
                                                                      named trusts


XI.      TRUSTS OF WHICH RICHARD M. DANZIGER IS A TRUSTEE



                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
36.      Trust Created by Lucy C. Danziger
         Dated 12/24/69 For The Benefit of
         Rebecca D. Gamzon:                                              101,358         1             13-6345528

52.      Trust Created by Elsie B. Paskus
         Dated 8/26/64 For The Benefit of
         Frederick M. Danziger:                                            6,223                       13-6159963

53.      Trust Created by Elsie B. Paskus
         Dated 8/26/64 For The Benefit of
         Richard M. Danziger                                              13,336                       13-6159970



                                                                      /s/ Richard M. Danziger
                                                                      ---------------------------------------------
                                                                      Richard M. Danziger, not in his individual
                                                                      capacity but solely as a trustee of the above
                                                                      named trustees



                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------
91.      B. Bros. Realty Limited Partnership
         Lucy C. Danziger & John L. Ernst
         General Partners                                              1,039,338         1             13-3313591


                                                                  /s/ Lucy C. Danziger
                                                                  ---------------------------------
                                                                  Lucy C. Danziger, as General Partner

                                                                  /s/ John L. Ernst
                                                                  ---------------------------------
                                                                  John L. Ernst, as General Partner


92.      Samuel J. Bloomingdale Foundation                                87,319                       13-6099790


                                                                  /s/ Susan R. Cullman
                                                                  -----------------------------------
                                                                  Susan R. Cullman, as President


93.      Louise B. & Edgar M. Cullman Foundation                          28,451                       13-6100041


                                                                  /s/ Susan R. Cullman
                                                                  ------------------------------------
                                                                  Susan R. Cullman, as President


95.      Justus Heijmans Foundation                                          889                       13-6272082


                                                                  /s/ Edgar M. Cullman
                                                                  -------------------------------------
                                                                  Edgar M. Cullman, as Trustee


94.      Richard C. & Susan B. Ernst Foundation                           53,560                       13-6153761


                                                                  /s/ John L. Ernst
                                                                  --------------------------------------
                                                                   John L. Ernst, as President




                                                                          "B"          "A"
                                                                         SHARES       SHARES            TAX ID#
                                                                         ------       ------            -------

4.       Alexandra Ernst - personal                                        6,881                       ###-##-####

         /s/ Alexandra Ernst
         ---------------------------


6.       Matthew L. Ernst - personal                                       5,556                       ###-##-####

         /s/ Matthew L. Ernst
         ---------------------------


59.      Edgar M. Cullman, III - personal                                 60,431         1             ###-##-####

         /s/ Edgar M. Cullman
         ---------------------------


62.      Samuel B. Cullman - personal                                     83,550         1             ###-##-####

         /s/ Samuel B. Cullman
         ---------------------------


65.      Georgina D. Cullman - personal                                   34,577         1             ###-##-####

         /s/ Georgina D. Cullman
         ---------------------------


82.      Carolyn B. Sicher - personal                                     95,233         1             ###-##-####

         /s/ Carolyn B. Sicher
         ---------------------------


                                                                     EXHIBIT E


        FORM OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                    OF
                       GENERAL CIGAR HOLDINGS, INC.

     General Cigar Holdings, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "DGCL"), does hereby certify as follows.

     1. The present name of the Corporation is General Cigar Holdings, Inc. The Corporation was originally incorporated under the name "General Cigar Holdings, Inc." and its original certificate of incorporation was filed with the office of the Secretary of State of the State of Delaware on December 12, 1996. The certificate of incorporation was amended and restated on February 3, 1997.

     2. This Amended and Restated Certificate of Incorporation, having been duly proposed by the Board of Directors of the Corporation (the "Board") and adopted in accordance with Sections [228], 242, and 245 of the DGCL, further amends and restates the amended and restated certificate of incorporation of the Corporation.

     3. Accordingly, the certificate of incorporation of the Corporation is hereby further amended and restated to read in its entirety as follows (the "Certificate of Incorporation"):

     FIRST: The name of the Corporation is General Cigar Holdings, Inc.

     SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801, in the City of Wilmington, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the DGCL.

     FOURTH: (a) AUTHORIZED CAPITAL STOCK. The Corporation is authorized to issue 26 million shares of capital stock, of which 25 million shares shall be shares of


------------------------

* To be revised as necessary to reflect certain provisions in the Shareholders' Agreement.

common stock, par value $0.01 per share ("Common Stock"), and 1 million shares shall be shares of preferred stock, par value $0.01 per share ("Preferred Stock").

     (b) COMMON STOCK. All shares of Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges. Without limiting the generality of the foregoing, except as otherwise required by law, (i) on all matters submitted to the Corporation's stockholders, the holders of Common Stock shall be entitled to one vote per share and (ii) when and as divided or other distributions are declared, whether payable in cash, in property or in securities of the Corporation, the holders of shares of Common Stock shall be entitled to share equally, share for share, in such dividends or other distributions.

     (c) PREFERRED STOCK. The Board is expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issuance of such class or series, including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.

     FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

     (a) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

     (b) The directors shall have concurrent power with the stockholders to adopt, amend or repeal the By-Laws of the Corporation.

     (c) The number of directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, the By-Laws of the Corporation. Election of directors need not be by written ballot unless the By-Laws so provide.

     (d) No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended hereafter to authorize the further elimination or limitation of liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent authorized by the DGCL, as so amended. Any repeal or modification of this Article FIFTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

     (c) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Certificate of Incorporation and any By-Laws adopted by the stockholders; PROVIDED that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

     (f) The Corporation expressly elects not to be governed by Section 203 of the DGCL.

     SIXTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the DGCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the By-Laws.

     SEVENTH: The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; PROVIDED that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this Article SEVENTH shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

     The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article SEVENTH to directors and officers of the Corporation.

     The rights to indemnification and to the advance of expenses conferred in this Article SEVENTH shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the By-Laws, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

     Any repeal or modification of this Article SEVENTH by the stockholders of the Corporation shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

     EIGHTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed in this Certificate of Incorporation, the By-Laws or the laws of the State of Delaware, and all rights herein conferred upon stockholders are granted subject to such reservation.

     IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be duly executed this day of ________________.

                                       GENERAL CIGAR HOLDINGS, INC.


                                       By:
                                           -------------------------
                                           Name:
                                           Title: